UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: August 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report August 31, 2008	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Connecticut Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

 LOGO

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.

SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

IT’S FAST, EASY & FREE:

www.investordelivery.com

if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You’ll need it to complete the enrollment process.)

OR

www.nuveen.com/accountaccess

if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are watching the current unprecedented and distressing market developments closely. While we believe these Funds are positioned well for the long term, we understand these are trying times for many investors. We appreciate the patience you have shown as we’ve worked to manage your investment through this stressful period.

Finally, I urge you to take the time to review the Portfolio Manager’s Comments and the Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

October 21, 2008

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Manager’s Comments for the Nuveen Connecticut,

New Jersey, New York and New York Insured Municipal Bond Funds

Portfolio manager Cathryn Steeves discusses key investment strategies and the Funds’ performance during the six months ending August 31, 2008. Cathryn, who has twelve years of investment experience, has managed the Funds since 2006.

How did the Funds perform during the six- months period?

The chart on page 3 provides total return performance information for the Funds for the six-month, one-year, five-year and ten-year periods ended August 31, 2008. During the six-month reporting period, the Class A shares at net asset value of the Nuveen New Jersey, New York, and New York Insured Funds outperformed their respective Lipper peer group averages, while the Class A shares at net asset value of the Nuveen Connecticut Municipal Bond Fund performed in line with their Lipper average. Meanwhile, the New Jersey Fund performed roughly in line with their Lehman Brothers State Municipal Bond Index, and the Connecticut, New York and New York Insured Funds trailed theirs. Compared to the national Lehman Brothers Municipal Bond Index, the New York Insured Fund outperformed, while the uninsured New York Fund performed in line and the Connecticut and New Jersey Funds lagged. The Funds also underperformed the national Standard & Poor’s (S&P) Municipal Bond Index and the S&P New York Municipal Bond Index.

At the start of the period, the municipal bond market was emerging from a very difficult investing environment, characterized by tremendous volatility and reduced liquidity. Market conditions stabilized somewhat as the period progressed, and this set the stage for improved performance.

Most of the Funds benefited from our duration positioning – meaning the portfolios’ price sensitivity to changes in interest rates. The Connecticut, New Jersey and New York Funds were underweighted on the short end of the yield curve; overweighted in intermediate-duration bonds; and slightly overweighted in long-dated issues, which are the most interest rate sensitive. In all three cases, this positioning added to our results during the past six months. The New York Insured Fund’s duration was generally neutral for performance, though our exposure to bonds with near-term call dates detracted from results. Because these issues function like shorter-dated bonds, they benefited the least from the falling-rate environment over the six month period.

Although this was a favorable environment overall for municipal debt, investors remained cautious about lower-rated issues and generally favored higher-quality bonds. The Connecticut Fund’s higher credit-quality allocation was a net positive, with an underweighting in A-rated bonds adding to performance. As a group, these lower-rated issues lagged their higher-grade counterparts. In addition, while the Fund’s slight overweighting in bonds rated BBB – the lowest investment-grade credit rating – detracted from performance, favorable security selection in this rating category was helpful.

Credit rating positioning helped the New York Insured Fund as well. This portfolio was exposed to various bonds backed by lower-rated municipal bond insurance companies. As we reported in our last shareholder report, concerns about the credit market led to a number of rating downgrades for municipal insurers. As market conditions stabilized, some of the bonds backed by lower-rated insurers began to recover in price and contribute to the Fund’s recent performance.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Semi-Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 8/31/08

	Cumulative	Annualized
	6-Month	1-Year	5-Year	10-Year
Nuveen Connecticut Municipal Bond Fund
A Shares at NAV	4.50%	3.24%	4.02%	4.24%
A Shares at Offer	0.10%	-1.06%	3.14%	3.79%
Lipper Connecticut Municipal Debt Funds Category Average[1]	4.50%	2.38%	3.40%	3.82%
Lehman Brothers Municipal Bond Index[2]	5.12%	4.50%	4.44%	4.88%
Lehman Brothers Connecticut Municipal Bond Index[2]	4.68%	5.65%	4.03%	4.65%
S&P National Municipal Bond Index[3]	5.81%	3.85%	4.57%	4.81%

Nuveen New Jersey Municipal Bond Fund
A Shares at NAV	4.64%	2.78%	4.03%	4.21%
A Shares at Offer	0.27%	-1.53%	3.14%	3.76%
Lipper New Jersey Municipal Debt Funds Category Average[1]	4.16%	1.89%	3.81%	3.82%
Lehman Brothers Municipal Bond Index[2]	5.12%	4.50%	4.44%	4.88%
Lehman Brothers New Jersey Municipal Bond Index[2]	4.67%	4.44%	4.79%	4.97%
S&P National Municipal Bond Index[3]	5.81%	3.85%	4.57%	4.81%

Nuveen New York Municipal Bond Fund
A Shares at NAV	5.13%	3.44%	4.26%	4.43%
A Shares at Offer	0.76%	-0.89%	3.37%	3.99%
Lipper New York Municipal Debt Funds Category Average[1]	4.60%	2.47%	3.57%	3.83%
Lehman Brothers Municipal Bond Index[2]	5.12%	4.50%	4.44%	4.88%
Lehman Brothers New York Municipal Bond Index[2]	5.38%	5.14%	4.47%	4.93%
S&P National Municipal Bond Index[3]	5.81%	3.85%	4.57%	4.81%
S&P New York Municipal Bond Index[3]	5.92%	4.39%	4.53%	4.89%

	Cumulative	Annualized
	6-Month	1-Year	5-Year	10-Year
Nuveen New York Insured Municipal Bond Fund
A Shares at NAV	5.57%	3.13%	3.84%	4.26%
A Shares at Offer	1.16%	-1.18%	2.94%	3.81%
Lipper Single-State Insured Municipal Debt Funds Category Average[1]	4.94%	3.30%	3.34%	3.86%
Lehman Brothers Municipal Bond Index[2]	5.12%	4.50%	4.44%	4.88%
Lehman Brothers New York Insured Municipal Bond Index[2]	5.74%	4.64%	4.46%	5.04%
S&P National Municipal Bond Index[3]	5.81%	3.85%	4.57%	4.81%
S&P New York Municipal Bond Index[3]	5.92%	4.39%	4.53%	4.89%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended August 31, 2008. The Lipper categories contained 19, 18, 16 and 16 funds in the Lipper Connecticut Municipal Debt Funds Category Average, 46, 43, 36 and 31 funds in the Lipper New Jersey Municipal Debt Funds Category Average, 102, 98, 92 and 68 funds in the Lipper New York Municipal Debt Funds Category Average and 89, 87, 84 and 89 funds in the Lipper Single-State Insured Municipal Debt Funds Category Average for the respective six-month, one-, five- and ten-year periods ended August 31, 2008. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers Connecticut Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Connecticut bonds with maturities of two years or greater. The Lehman Brothers New Jersey Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New Jersey bonds with maturities of two years or greater. The Lehman Brothers New York Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New York bonds with maturities of two years or greater. The Lehman Brothers New York Insured Municipal Bond Index is comprised of insured New York municipal bond issues. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market. The Standard & Poor’s (S&P) New York Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade New York municipal bond market.

Semi-Annual Report    Page 3

An overweighting in housing bonds hampered both the Connecticut and uninsured New York Funds. Given the ongoing challenges seen in the real estate market, these securities continued to lag in relative terms. The New Jersey Fund was underweighted in housing issues, to its benefit, but it was also underexposed to the stronger-performing tax-supported-bond category. Meanwhile, the New York Fund was helped by an overweighting in health care – a relatively defensive sector favored by investors during the period – as well as an underweighting in tobacco-backed bonds. Tobacco issues underperformed as a result of their generally lower credit ratings and significant increase in supply in a weak demand environment.

What strategies were used to manage the Funds?

Many sectors – especially relatively defensive essential services such as hospitals and higher education – performed relatively well in this environment. Certain lower-rated issues also benefited from improved investor sentiment, although industrial development revenue, airline-related and other types of corporate-backed bonds were a notable exception to this trend. These securities continued to underperform as worries about the economy grew.

In adding new bonds to the Fund, we participated more actively in the secondary municipal market than in the primary market, where a lack of liquidity curtailed issuance. Where we invested depended on the supply within each state market. In the Connecticut Fund, for example, we took advantage of purchase opportunities in the housing bond sector, where we were confident in our ability to identify fundamentally sound bonds trading at depressed prices. We also were active buyers of attractively valued health care bonds for the Connecticut, New Jersey and uninsured New York Funds, as Nuveen has considerable credit research experience in the health care sector. Other areas of investment included higher education bonds (added to the New Jersey Fund and uninsured New York Fund) and a variety of tax-backed bond issues, including water/sewer, transportation and sales tax bonds (purchased for the two New York portfolios).

Careful duration management continued to be a primary theme across all four Funds. We sought to add modestly to duration while managing the Funds’ level of interest rate risk and taking advantage of suitable opportunities to add bonds with strong credit quality. Depending on market conditions and the availability of municipal supply within each state, we invested in bonds with maturities of roughly twenty to thirty years, with an emphasis on the twenty to twenty-five year part of the yield curve. We believed that this part of the curve offered shareholders the best risk-adjusted total return potential.

Credit spreads – indicating the additional income an investor receives in exchange for taking on added credit risk – were at historically wide levels as the period began. These spreads narrowed during the period but still remained relatively wide. When appropriate, we bought lower-rated bonds whose credit quality we remained comfortable with and which we believed could provide good long-term values for our shareholders. In the Connecticut Fund, for example, the wider credit spreads provided us an opportunity to add a BBB-rated waste energy plant, while in the uninsured New York Fund we added an attractively valued BBB-rated hospital bond issue.

The vast majority of the New York Insured portfolio consists of insured municipal debt. Accordingly, we did not focus on adding lower-rated bonds to this Fund. At the same time, we were cautious about those insured bonds we did select for the portfolio – a prudent approach, we believed, given the uncertainty surrounding many municipal insurance companies. As we mentioned earlier, many insurers saw their credit rating downgraded prior to the reporting period. That caused insured bonds to trade in line with their issuers’ underlying credit quality. Before investing in insured bonds, we carefully investigated their issuers to make sure we were fully comfortable with their long-term financial positions.

Semi-Annual Report    Page 4

To fund new purchases, we were generally selling short-duration issues, which had performed relatively well and which we believed offered less compelling total-return potential. We also sold bonds trading at slight discounts, as well as other structures that tend to be more attractive to individual investors than large institutional buyers.

Prior to the start of the reporting period, market conditions provided us with an unusual opportunity to purchase auction-rate bonds – very-short-duration bonds whose interest rates are reset at regular intervals – at extremely high yields. Auction rate securities traditionally have been far more popular with money market fund managers than municipal bond fund managers. But demand for these issues evaporated when the credit markets became relatively illiquid, and their yields rose to unprecedented levels. As a result, we owned auction-rate bonds in all four of the Funds, capturing very favorable levels of income.

Of final note, to maintain the New Jersey Fund’s duration at desired levels without requiring us to sell positions that we believed were attractive, we owned U.S. Treasury bond futures. Because of the municipal market’s strong performance relative to Treasuries, these securities added to the Fund’s performance during the period.

Recent Developments in the Current Market Environment

After the close of the reporting period, the nations’ financial institutions and financial markets – including the municipal bond market – have experienced significant turmoil. Reductions in demand have decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this has generally reduced the Funds’ net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital and during the recent market turmoil in which these firms’ capital was severely constrained, these firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Compounding the situation was the fact that this reduction in demand was accompanied by significant selling pressure, particularly with respect to lower-rated municipal bonds, as institutional investors were generally removing money from the municipal bond market. The selling pressure created by institutional investors was at least in part caused by their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage ratios that had recently increased due to the decline in municipal bond prices. Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging would cause selling pressure to persist for a period of time.

Recent Developments Regarding Bond Insurance Companies

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI, and XLCA experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers on “negative outlook” or “negative credit watch,” which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies – especially those bonds with weaker underlying credits – declined, detracting from the Funds’ performance. However, on the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

Semi-Annual Report    Page 5

Dividend Information

During the reporting period, the Class C shares of the Connecticut Fund saw an increase to its monthly dividend in August 2008. The New Jersey Fund’s Class B shares experienced one increase in its monthly dividend in May 2008, the same month in which the New York Insured Fund’s Class B and C shares saw a dividend increase as well. There were no other dividend changes to any of the four Funds profiled in this report. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of August 31, 2008, all of the Funds in this report had a positive UNII balance, based upon our best estimate, for tax purposes. The Connecticut, New Jersey and New York Insured Funds had negative UNII balances and the uninsured New York Fund had a positive UNII balance for financial statement purposes.

Semi-Annual Report    Page 6

Fund Spotlight as of 8/31/08 Nuveen Connecticut Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	FCTTX	FCTBX	FCTCX	FCTRX
NAV	$10.25	$10.25	$10.25	$10.29
Latest Monthly Dividend[2]	$0.0350	$0.0285	$0.0305	$0.0370
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0113	$0.0113	$0.0113	$0.0113
Inception Date	7/13/87	2/11/97	10/04/93	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 8/31/08
A Shares	NAV	Offer
1-Year	3.24%	-1.06%
5-Year	4.02%	3.14%
10-Year	4.24%	3.79%
B Shares	w/o CDSC	w/CDSC
1-Year	2.57%	-1.40%
5-Year	3.25%	3.08%
10-Year	3.62%	3.62%
C Shares	NAV
1-Year	2.75%
5-Year	3.46%
10-Year	3.69%
I Shares	NAV
1-Year	3.46%
5-Year	4.23%
10-Year	4.45%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.10%	3.93%
30-Day Yield[4]	3.98%	—
SEC 30-Day Yield[4,5]	—	3.81%
Taxable-Equivalent Yield[5,6]	5.82%	5.57%
B Shares	NAV
Dividend Yield[4]	3.34%
30-Day Yield[4]	3.22%
Taxable-Equivalent Yield[6]	4.71%
C Shares	NAV
Dividend Yield[4]	3.57%
30-Day Yield[4]	3.42%
Taxable-Equivalent Yield[6]	5.00%
I Shares	NAV
Dividend Yield[4]	4.31%
SEC 30-Day Yield[4]	4.18%
Taxable-Equivalent Yield[6]	6.11%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-3.39%	-7.45%
5-Year	2.38%	1.51%
10-Year	3.62%	3.17%
B Shares	w/o CDSC	w/CDSC
1-Year	-4.12%	-7.83%
5-Year	1.60%	1.43%
10-Year	2.99%	2.99%
C Shares	NAV
1-Year	-3.94%
5-Year	1.81%
10-Year	3.04%
I Shares	NAV
1-Year	-3.15%
5-Year	2.57%
10-Year	3.82%

Portfolio Statistics
Net Assets ($000)	$339,169
Average Effective Maturity on Securities (Years)	16.94
Average Duration	6.71

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.07%	1.06%	2/29/08
Class B	1.82%	1.81%	2/29/08
Class C	1.62%	1.61%	2/29/08
Class I	0.87%	0.86%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid September 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2008.

3	Paid November 13, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

Semi-Annual Report    Page 7

Fund Spotlight as of 8/31/08 Nuveen Connecticut Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Education and Civic Organizations	21.8%
Tax Obligation/General	19.1%
Tax Obligation/Limited	9.3%
U.S. Guaranteed	9.3%
Utilities	8.7%
Health Care	8.6%
Water and Sewer	7.4%
Housing/Single Family	5.0%
Other	10.8%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of August 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/08)	$1,045.00	$1,042.20	$1,043.10	$1,046.10	$1,020.52	$1,016.74	$1,017.74	$1,021.53
Expenses Incurred During Period	$4.79	$8.65	$7.62	$3.76	$4.74	$8.54	$7.53	$3.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.68%, 1.48% and 0.73% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 8

Fund Spotlight as of 8/31/08 Nuveen New Jersey Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NNJAX	NNJBX	NNJCX	NMNJX
NAV	$10.35	$10.36	$10.32	$10.38
Latest Monthly Dividend[2]	$0.0345	$0.0280	$0.0295	$0.0360
Latest Capital Gain Distribution[3]	$0.0234	$0.0234	$0.0234	$0.0234
Inception Date	9/06/94	2/03/97	9/21/94	2/28/92

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 8/31/08
A Shares	NAV	Offer
1-Year	2.78%	-1.53%
5-Year	4.03%	3.14%
10-Year	4.21%	3.76%
B Shares	w/o CDSC	w/CDSC
1-Year	1.98%	-1.97%
5-Year	3.24%	3.07%
10-Year	3.57%	3.57%
C Shares	NAV
1-Year	2.20%
5-Year	3.46%
10-Year	3.63%
I Shares	NAV
1-Year	2.95%
5-Year	4.24%
10-Year	4.40%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.00%	3.83%
30-Day Yield[4]	4.22%	—
SEC 30-Day Yield[4,5]	—	4.04%
Taxable-Equivalent Yield[5,6]	6.26%	5.99%
B Shares	NAV
Dividend Yield[4]	3.24%
30-Day Yield[4]	3.47%
Taxable-Equivalent Yield[6]	5.15%
C Shares	NAV
Dividend Yield[4]	3.43%
30-Day Yield[4]	3.67%
Taxable-Equivalent Yield[6]	5.45%
I Shares	NAV
Dividend Yield[4]	4.16%
SEC 30-Day Yield[4]	4.42%
Taxable-Equivalent Yield[6]	6.56%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-3.76%	-7.84%
5-Year	2.36%	1.49%
10-Year	3.55%	3.11%
B Shares	w/o CDSC	w/CDSC
1-Year	-4.51%	-8.20%
5-Year	1.60%	1.43%
10-Year	2.92%	2.92%
C Shares	NAV
1-Year	-4.33%
5-Year	1.81%
10-Year	2.98%
I Shares	NAV
1-Year	-3.68%
5-Year	2.55%
10-Year	3.74%

Portfolio Statistics
Net Assets ($000)	$224,604
Average Effective Maturity on Securities (Years)	16.38
Average Duration	7.29

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.96%	0.94%	2/29/08
Class B	1.71%	1.69%	2/29/08
Class C	1.51%	1.49%	2/29/08
Class I	0.76%	0.74%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid September 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2008.

3	Paid November 13, 2007. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

Semi-Annual Report    Page 9

Fund Spotlight as of 8/31/08 Nuveen New Jersey Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	23.4%
Health Care	16.8%
Transportation	15.5%
U.S. Guaranteed	13.1%
Education and Civic Organizations	9.3%
Tax Obligation/General	6.5%
Long-Term Care	5.8%
Other	9.6%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding derivative transactions, as of August 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/08)	$1,046.40	$1,042.40	$1,044.60	$1,048.20	$1,020.97	$1,017.19	$1,018.20	$1,021.98
Expenses Incurred During Period	$4.33	$8.19	$7.16	$3.30	$4.28	$8.08	$7.07	$3.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and ..64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 10

Fund Spotlight as of 8/31/08 Nuveen New York Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NNYAX	NNYBX	NNYCX	NTNYX
NAV	$10.45	$10.44	$10.45	$10.47
Latest Monthly Dividend[2]	$0.0365	$0.0300	$0.0320	$0.0385
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0085	$0.0085	$0.0085	$0.0085
Inception Date	9/07/94	2/03/97	9/14/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 8/31/08
A Shares	NAV	Offer
1-Year	3.44%	-0.89%
5-Year	4.26%	3.37%
10-Year	4.43%	3.99%
B Shares	w/o CDSC	w/CDSC
1-Year	2.58%	-1.38%
5-Year	3.47%	3.29%
10-Year	3.81%	3.81%
C Shares	NAV
1-Year	2.81%
5-Year	3.69%
10-Year	3.86%
I Shares	NAV
1-Year	3.67%
5-Year	4.46%
10-Year	4.64%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.19%	4.01%
30-Day Yield[4]	4.11%	—
SEC 30-Day Yield[4,5]	—	3.94%
Taxable-Equivalent Yield[5,6]	6.13%	5.87%
B Shares	NAV
Dividend Yield[4]	3.45%
30-Day Yield[4]	3.36%
Taxable-Equivalent Yield[6]	5.01%
C Shares	NAV
Dividend Yield[4]	3.67%
30-Day Yield[4]	3.56%
Taxable-Equivalent Yield[6]	5.31%
I Shares	NAV
Dividend Yield[4]	4.41%
SEC 30-Day Yield[4]	4.32%
Taxable-Equivalent Yield[6]	6.44%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-3.58%	-7.65%
5-Year	2.47%	1.59%
10-Year	3.73%	3.28%
B Shares	w/o CDSC	w/CDSC
1-Year	-4.39%	-8.08%
5-Year	1.69%	1.52%
10-Year	3.11%	3.11%
C Shares	NAV
1-Year	-4.17%
5-Year	1.91%
10-Year	3.16%
I Shares	NAV
1-Year	-3.45%
5-Year	2.67%
10-Year	3.92%

Portfolio Statistics
Net Assets ($000)	$429,338
Average Effective Maturity on Securities (Years)	17.07
Average Duration	7.22

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.12%	1.11%	2/29/08
Class B	1.87%	1.86%	2/29/08
Class C	1.67%	1.66%	2/29/08
Class I	0.92%	0.91%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid September 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2008.

3	Paid November 13, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Semi-Annual Report    Page 11

Fund Spotlight as of 8/31/08 Nuveen New York Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	18.2%
Health Care	13.5%
U.S. Guaranteed	12.3%
Transportation	11.2%
Education and Civic Organizations	11.1%
Tax Obligation/General	9.1%
Utilities	6.9%
Housing/Multifamily	4.8%
Other	12.9%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of August 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/08)	$1,051.30	$1,047.40	$1,048.60	$1,052.40	$1,020.32	$1,016.53	$1,017.49	$1,021.32
Expenses Incurred During Period	$5.02	$8.88	$7.90	$3.98	$4.94	$8.74	$7.78	$3.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .97%, 1.72%, 1.53% and ..77% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 12

Fund Spotlight as of 8/31/08 Nuveen New York Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NNYIX	NNIMX	NNYKX	NINYX
NAV	$9.97	$10.00	$9.98	$10.01
Latest Monthly Dividend[2]	$0.0325	$0.0265	$0.0280	$0.0340
Latest Capital Gain Distribution[3]	$0.0349	$0.0349	$0.0349	$0.0349
Inception Date	9/07/94	2/11/97	9/14/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 8/31/08
A Shares	NAV	Offer
1-Year	3.13%	-1.18%
5-Year	3.84%	2.94%
10-Year	4.26%	3.81%
B Shares	w/o CDSC	w/CDSC
1-Year	2.34%	-1.61%
5-Year	3.07%	2.91%
10-Year	3.63%	3.63%
C Shares	NAV
1-Year	2.53%
5-Year	3.26%
10-Year	3.68%
I Shares	NAV
1-Year	3.40%
5-Year	4.04%
10-Year	4.46%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	3.91%	3.75%
30-Day Yield[4]	3.94%	—
SEC 30-Day Yield[4,5]	—	3.77%
Taxable-Equivalent Yield[5,6]	5.87%	5.62%
B Shares	NAV
Dividend Yield[4]	3.18%
30-Day Yield[4]	3.19%
Taxable-Equivalent Yield[6]	4.75%
C Shares	NAV
Dividend Yield[4]	3.37%
30-Day Yield[4]	3.39%
Taxable-Equivalent Yield[6]	5.05%
I Shares	NAV
Dividend Yield[4]	4.08%
SEC 30-Day Yield[4]	4.14%
Taxable-Equivalent Yield[6]	6.17%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-3.49%	-7.57%
5-Year	2.13%	1.25%
10-Year	3.60%	3.16%
B Shares	w/o CDSC	w/CDSC
1-Year	-4.21%	-7.91%
5-Year	1.38%	1.22%
10-Year	2.99%	2.99%
C Shares	NAV
1-Year	-4.04%
5-Year	1.57%
10-Year	3.04%
I Shares	NAV
1-Year	-3.31%
5-Year	2.34%
10-Year	3.82%

Portfolio Statistics
Net Assets ($000)	$300,560
Average Effective Maturity on Securities (Years)	15.57
Average Duration	5.73

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.08%	1.07%	2/29/08
Class B	1.83%	1.82%	2/29/08
Class C	1.63%	1.62%	2/29/08
Class I	0.88%	0.87%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid September 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2008.

3	Paid November 13, 2007. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Semi-Annual Report    Page 13

Fund Spotlight as of 8/31/08 Nuveen New York Insured Municipal Bond Fund

Bond Credit Quality1,2

As of August 31, 2008, the Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

Industries2

Tax Obligation/Limited	27.4%
Transportation	16.4%
Health Care	13.6%
Tax Obligation/General	12.6%
Education and Civic Organizations	8.6%
Utilities	6.1%
Housing/Multifamily	4.8%
Other	10.5%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of August 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/08)	$1,055.70	$1,051.70	$1,052.70	$1,056.50	$1,020.42	$1,016.64	$1,017.64	$1,021.42
Expenses Incurred During Period	$4.92	$8.79	$7.76	$3.89	$4.84	$8.64	$7.63	$3.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .95%, 1.70%, 1.50% and ..75% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 14

Portfolio of Investments (Unaudited)

Nuveen Connecticut Municipal Bond Fund

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.2%

$4,325	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$4,023,245
	Education and Civic Organizations – 22.3%

2,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – MBIA Insured	7/17 at 100.00	AA	1,897,740

2,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA	1,982,040

4,450	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – MBIA Insured	7/17 at 100.00	AA	4,519,643

4,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007K-2, 5.000%, 7/01/31 – MBIA Insured	7/18 at 100.00	AA	4,005,880

2,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Trinity College, Series 2007J, 4.500%, 7/01/37 – MBIA Insured	7/17 at 100.00	AA	1,897,740

	Connecticut Health and Education Facilities Authority, University of Hartford Revenue Bonds, Series 2006G:
4,995	5.250%, 7/01/26 – RAAI Insured	7/16 at 100.00	A3	4,777,268
2,250	5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	A3	2,042,505

1,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 – MBIA Insured	7/13 at 100.00	AA	1,563,023

1,490	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 1998A, 5.000%, 7/01/18 – RAAI Insured	1/09 at 101.00	BBB+	1,461,556

450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB+	385,650

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A:
360	5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	A3	329,155
400	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	A3	350,048

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial Hall, Series 1999A, 5.625%, 7/01/29 – MBIA Insured	7/09 at 101.00	A2	2,050,800

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16 – MBIA Insured	1/15 at 100.00	A2	689,780

900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2001E, 5.250%, 7/01/21	7/11 at 101.00	A2	923,814

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
395	5.000%, 7/01/30 – AMBAC Insured	7/17 at 100.00	AA	384,730
265	5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	AA	253,300

1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 1998E, 5.000%, 7/01/28 – RAAI Insured	1/09 at 101.00	A3	1,018,418

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 – MBIA Insured	7/14 at 100.00	AA	689,702

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E:
1,400	5.500%, 7/01/22 – RAAI Insured	7/12 at 101.00	A3	1,397,200
6,000	5.250%, 7/01/32 – RAAI Insured	7/12 at 101.00	A3	5,518,140

4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2002W, 5.125%, 7/01/27	7/09 at 100.00	AAA	4,554,495

685	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42	7/13 at 100.00	AAA	693,467

10,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	10,218,739

Portfolio of Investments (Unaudited)

Nuveen Connecticut Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42	7/17 at 100.00	AAA	$3,066,330

660	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2001A, 5.250%, 11/15/18 – MBIA Insured (Alternative Minimum Tax)	11/11 at 100.00	Aaa	656,647

1,435	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/16 – MBIA Insured	1/14 at 100.00	AA	1,550,431

2,670	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – FSA Insured	2/15 at 100.00	AAA	2,895,268

	University of Connecticut, General Obligation Bonds, Series 2006A:
6,200	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	6,644,353
1,605	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	1,677,081

2,160	University of Connecticut, Student Fee Revenue Bonds, Series 2002A, 5.250%, 5/15/18	5/12 at 100.00	AA–	2,285,345

3,120	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/20 – FGIC Insured	11/12 at 101.00	AA–	3,313,690
75,405	Total Education and Civic Organizations			75,693,978
	Energy – 0.1%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	419,885
	Health Care – 8.8%

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue, Series 1992A, 6.625%, 7/01/18 – MBIA Insured	1/09 at 100.00	AA	2,010,120

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	BBB+	3,752,560

1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East, Series 1999F, 5.750%, 11/15/29 – MBIA Insured	11/09 at 101.00	AA	1,548,900

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 1999G:
500	5.700%, 7/01/22 – AMBAC Insured	7/09 at 101.00	AA	514,535
1,000	5.625%, 7/01/25 – AMBAC Insured	7/09 at 101.00	AA	1,024,560

640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	7/10 at 101.00	BBB+	649,421

2,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005,, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	A3	2,073,792

950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	A3	861,299

90	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	7/12 at 101.00	BBB+	84,346

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 – MBIA Insured	7/09 at 101.00	A2	1,026,880

2,725	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Waterbury Hospital, Series 1999C, 5.750%, 7/01/20 – RAAI Insured	7/09 at 101.00	BBB+	2,743,884

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 1998, 5.000%, 7/01/28 – FSA Insured	7/18 at 100.00	AAA	2,027,820

11,460	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	11,577,691
30,105	Total Health Care			29,895,808
	Housing/Multifamily – 1.9%

1,785	Bridgeport Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Stratfield Apartments, Series 1999, 7.250%, 12/01/24 (Alternative Minimum Tax)	12/09 at 102.00	N/R	1,841,442

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$2,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41 (Alternative Minimum Tax)	12/09 at 100.00	AAA	$2,027,080

3,000	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	2,670,900

65	Stamford Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Fairfield Apartments, Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative Minimum Tax)	No Opt. Call	BBB+	65,048
6,850	Total Housing/Multifamily			6,604,470
	Housing/Single Family – 5.1%

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C:
1,595	5.300%, 11/15/33 (Alternative Minimum Tax)	11/10 at 100.00	AAA	1,465,598
5,160	5.450%, 11/15/43 (Alternative Minimum Tax)	11/10 at 100.00	AAA	4,703,546

5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	4,784,050

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
1,610	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,425,575
1,735	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,487,450

3,500	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	3,493,595
18,600	Total Housing/Single Family			17,359,814
	Industrials – 1.8%

5,250	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	11/08 at 100.00	BB+	5,134,448

1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/11 at 102.00	Baa2	958,230
6,250	Total Industrials			6,092,678
	Long-Term Care – 4.7%

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Church Homes Inc. – Congregational Avery Heights, Series 1997:
1,400	5.700%, 4/01/12	10/08 at 101.00	BBB–	1,411,130
2,560	5.800%, 4/01/21	10/08 at 101.00	BBB–	2,618,342

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Connecticut Baptist Homes Inc., Series 1999:
1,000	5.500%, 9/01/15 – RAAI Insured	9/09 at 102.00	BBB+	1,021,980
500	5.625%, 9/01/22 – RAAI Insured	9/09 at 102.00	BBB+	501,435

1,875	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Elim Park Baptist Home Inc., Series 1998A, 5.375%, 12/01/18	12/08 at 101.00	BBB+	1,876,969

1,000	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Mary Wade Home Inc., Series 1999A, 6.375%, 12/01/18	12/09 at 102.00	N/R	1,044,350

	Connecticut Development Authority, Revenue Refunding Bonds, Duncaster Inc., Series 1999A:
2,200	5.250%, 8/01/19 – RAAI Insured	2/10 at 102.00	BBB+	2,209,944
3,910	5.375%, 8/01/24 – RAAI Insured	2/10 at 102.00	BBB+	3,887,087

1,000	Connecticut Health and Educational Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Hebrew Home and Hospital, Series 1999B, 5.200%, 8/01/38	2/09 at 102.00	AA	1,001,950

500	Connecticut Housing Finance Authority, Group Home Mortgage Finance Program Special Obligation Bonds, Series 2000GH-5, 5.850%, 6/15/30 – AMBAC Insured	6/10 at 102.00	AA	508,950
15,945	Total Long-Term Care			16,082,137
	Materials – 0.3%

1,000	Sprague, Connecticut, Environmental Improvement Revenue Bonds, International Paper Company, Series 1997A, 5.700%, 10/01/21 (Alternative Minimum Tax)	10/08 at 101.00	BBB	952,550

Portfolio of Investments (Unaudited)

Nuveen Connecticut Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 19.6%

$1,500	Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 – FGIC Insured	8/12 at 100.00	Baa1	$1,546,770

325	Canterbury, Connecticut, General Obligation Bonds, Series 1989, 7.200%, 5/01/09	No Opt. Call	A3	335,965

395	Colchester, Connecticut, General Obligation Bonds, Series 2001, 5.500%, 6/15/14 – FGIC Insured	6/11 at 102.00	A1	426,675

3,330	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	3,459,670

5,500	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	5,663,075

2,200	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – FSA Insured	6/16 at 100.00	AAA	2,319,790

8,565	Connecticut State, General Obligation Bonds, Series 2007B, 5.000%, 5/01/16	No Opt. Call	AA	9,499,697

	Connecticut, General Obligation Bonds, Series 2001C:
5,000	5.500%, 12/15/13 (UB)	No Opt. Call	Aa3	5,622,050
10,000	5.500%, 12/15/14 (UB)	No Opt. Call	Aa3	11,369,700

545	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.000%, 7/15/16 – FGIC Insured	7/11 at 102.00	Aa3	579,095

	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
1,195	5.000%, 8/01/20 – FSA Insured	8/15 at 100.00	AAA	1,265,409
595	5.000%, 8/01/21 – FSA Insured	8/15 at 100.00	AAA	626,785
1,210	4.375%, 8/01/24 – FSA Insured	8/15 at 100.00	AAA	1,207,895

	North Haven, Connecticut, General Obligation Bonds, Series 2006:
1,200	5.000%, 7/15/20	No Opt. Call	Aa2	1,315,500
1,455	5.000%, 7/15/21	No Opt. Call	Aa2	1,586,459
485	5.000%, 7/15/24	No Opt. Call	Aa2	527,845

160	Old Saybrook, Connecticut, General Obligation Bonds, Series 1989, 7.400%, 5/01/09	No Opt. Call	Aa3	165,667

	Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
275	6.500%, 2/15/10 – AMBAC Insured	No Opt. Call	AA	291,756
270	6.500%, 2/15/11 – AMBAC Insured	No Opt. Call	AA	295,485

1,700	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	1,757,698

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
700	5.500%, 7/01/14 (UB)	No Opt. Call	AAA	765,968
2,125	5.500%, 7/01/16 (UB)	No Opt. Call	AAA	2,342,069
2,500	5.500%, 7/01/17 (UB)	No Opt. Call	AAA	2,750,375
2,870	5.500%, 7/01/18 (UB)	No Opt. Call	AAA	3,166,787
1,875	5.500%, 7/01/19 (UB)	No Opt. Call	AAA	2,058,825

420	Regional School District 15, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 8/15/22 – FSA Insured	8/10 at 101.00	Aaa	433,276

	Regional School District 16, Beacon Falls and Prospect, Connecticut, General Obligation Bonds, Series 2000:
650	5.500%, 3/15/18 – FSA Insured	3/10 at 101.00	Aaa	680,797
650	5.625%, 3/15/19 – FSA Insured	3/10 at 101.00	Aaa	682,013
650	5.700%, 3/15/20 – FSA Insured	3/10 at 101.00	Aaa	683,046

1,060	Watertown, Connecticut, General Obligation Bonds, Series 2005, 5.000%, 8/01/15 – MBIA Insured	No Opt. Call	Aa3	1,172,265

1,420	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/17	10/15 at 100.00	AAA	1,549,121

	Winchester, Connecticut, General Obligation Bonds, Series 1990:
140	6.750%, 4/15/09	No Opt. Call	A2	144,266
140	6.750%, 4/15/10	No Opt. Call	A2	150,149
61,105	Total Tax Obligation/General			66,441,943
	Tax Obligation/Limited – 9.6%

2,600	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AAA	2,584,348

825	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities Program, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	1/09 at 102.00	AA	825,371

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$2,895	Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for Waterbury Inc., Series 1998A, 6.750%, 7/01/28	1/09 at 105.00	A		$3,096,029

	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
1,275	5.000%, 12/15/20	12/11 at 101.00	AA–		1,314,117
1,000	5.000%, 12/15/30	12/11 at 101.00	AA–		1,006,070

1,150	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12	No Opt. Call	AA		1,267,875

4,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B, 5.000%, 12/01/20 – AMBAC Insured	12/12 at 100.00	AA		4,100,520

1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 – FGIC Insured	1/14 at 100.00	AA		1,030,610

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/26 – AMBAC Insured	8/17 at 100.00	AA		5,226,750

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
200	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	AA		198,932
4,100	5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AA		4,071,546

4,650	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – FSA Insured	8/15 at 100.00	AAA		4,935,836

1,050	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+		1,048,110

1,700	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – MBIA Insured	No Opt. Call	AA		1,772,505
31,445	Total Tax Obligation/Limited				32,478,619
	Transportation – 1.1%

2,100	Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A, 5.125%, 10/01/26 – FGIC Insured (Alternative Minimum Tax)	4/11 at 101.00	A		1,980,531

1,360	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/14 – AMBAC Insured	No Opt. Call	AA		1,497,741

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/08 at 100.00	CCC+		140,525
3,710	Total Transportation				3,618,797
	U.S. Guaranteed – 9.5% (4)

1,000	Bridgeport, Connecticut, General Obligation Bonds, Series 2000A, 6.000%, 7/15/19 (Pre-refunded 7/15/10) – FGIC Insured	7/10 at 101.00	AAA		1,082,630

1,440	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 (Pre-refunded 9/15/13) – FSA Insured	9/13 at 100.00	AAA		1,602,158

	Cheshire, Connecticut, General Obligation Bonds, Series 1999:
660	5.625%, 10/15/18 (Pre-refunded 10/15/09)	10/09 at 101.00	Aa2	(4)	694,195
660	5.625%, 10/15/19 (Pre-refunded 10/15/09)	10/09 at 101.00	Aa2	(4)	694,195

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A:
1,305	6.000%, 7/01/25 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	BBB+	(4)	1,410,209
55	6.000%, 7/01/25 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	BBB+	(4)	59,382

925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32 (Pre-refunded 3/01/11) – FSA Insured	3/11 at 101.00	AAA		996,466

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23 (Pre-refunded 7/01/11)	7/11 at 101.00	N/R	(4)	1,097,230

1,075	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System – Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	1/09 at 100.00	AAA		1,307,017

2,000	Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21 (Pre-refunded 6/15/12)	6/12 at 100.00	AA	(4)	2,210,480

Portfolio of Investments (Unaudited)

Nuveen Connecticut Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$470	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.000%, 7/15/16 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 102.00	Aa3	(4)	$514,053

1,000	Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A, 6.500%, 7/01/25 (Pre-refunded 7/01/10)	7/10 at 100.00	Baa2	(4)	1,078,080

365	New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20 (Pre-refunded 11/01/11) – FGIC Insured	11/11 at 100.00	A–	(4)	388,510

975	Northern Mariana Islands, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) – ACA Insured	6/10 at 100.00	AAA		1,040,774

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B, 5.750%, 7/01/19 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 101.00	AAA		1,077,460

	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:
2,540	5.500%, 10/01/32	10/10 at 101.00	AAA		2,636,317
4,500	5.500%, 10/01/40	10/10 at 101.00	AAA		4,663,305

960	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		1,004,688

1,460	Regional School District 8, Andover, Hebron and Marlborough, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 5/01/21 (Pre-refunded 5/01/11) – FSA Insured	5/11 at 101.00	Aaa		1,577,472

135	University of Connecticut, General Obligation Bonds, Series 2000A, 5.550%, 3/01/18 (Pre-refunded 3/01/10) – FGIC Insured	3/10 at 101.00	AA	(4)	143,562

1,000	University of Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/18 (Pre-refunded 4/01/12)	4/12 at 100.00	AA	(4)	1,096,460

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(4)	2,194,780

	Waterbury, Connecticut, General Obligation Bonds, Series 2002A:
1,500	5.375%, 4/01/16 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA		1,644,690
1,090	5.375%, 4/01/17 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA		1,195,141

910	Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, Series 2000, 6.000%, 2/01/18 (Pre-refunded 2/01/09) – RAAI Insured	2/09 at 101.00	A3	(4)	935,799
30,025	Total U.S. Guaranteed				32,345,053
	Utilities – 8.9%

3,800	Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc., Series 2005, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA		4,067,102

2,025	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%, 9/01/28	10/08 at 102.00	Baa1		2,025,608

3,000	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/08 at 102.00	BBB		3,000,900

3,040	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1		2,909,432

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
1,235	5.500%, 1/01/14 (Alternative Minimum Tax)	1/09 at 100.00	BBB		1,234,901
3,550	5.500%, 1/01/20 (Alternative Minimum Tax)	1/09 at 100.00	BBB		3,353,579

	Guam Power Authority, Revenue Bonds, Series 1999A:
2,280	5.125%, 10/01/29 – MBIA Insured	10/09 at 101.00	AA		2,246,666
1,000	5.125%, 10/01/29 – AMBAC Insured	10/09 at 101.00	AA		985,380

	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002:
5,000	5.000%, 7/01/19 – MBIA Insured	No Opt. Call	AA		5,081,300
5,000	5.000%, 7/01/20 – MBIA Insured	No Opt. Call	AA		5,238,900
29,930	Total Utilities				30,143,768

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 7.6%

$1,750	Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)	10/08 at 101.50	N/R	$1,776,985

2,375	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – XLCA Insured (Alternative Minimum Tax)	9/17 at 100.00	BBB–	2,018,584

1,550	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	1,674,124

	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
3,840	5.000%, 11/15/30 – MBIA Insured	11/15 at 100.00	AA	3,872,102
4,670	5.000%, 8/15/35 – MBIA Insured	11/15 at 100.00	AA	4,680,881

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	1,195,130

	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A:
3,000	5.000%, 8/01/20 – MBIA Insured	8/13 at 100.00	AA	3,088,290
3,955	5.000%, 8/01/33 – MBIA Insured	8/13 at 100.00	AA	3,965,085

2,760	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – MBIA Insured	8/16 at 100.00	AA	2,785,061

550	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	553,971
25,590	Total Water and Sewer			25,610,213
$340,785	Total Investments (cost $348,014,887) – 102.5%			347,762,958

	Floating Rate Obligations – (4.8)%			(16,370,000)

	Other Assets Less Liabilities – 2.3%			7,776,337

	Net Assets – 100%			$339,169,295

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen New Jersey Municipal Bond Fund

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.2%

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$280	5.000%, 1/01/32	1/15 at 100.00	Baa3	$226,839
240	5.125%, 1/01/37	1/15 at 100.00	Baa3	193,949
520	Total Consumer Discretionary			420,788
	Consumer Staples – 2.0%

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,635	4.750%, 6/01/34	6/17 at 100.00	BBB	1,178,132
4,500	5.000%, 6/01/41	6/17 at 100.00	BBB	3,216,690
6,135	Total Consumer Staples			4,394,822
	Education and Civic Organizations – 9.4%

1,000	New Brunswick Housing Authority, New Jersey, Lease Revenue Refunding Bonds, Rutgers University, Series 1998, 4.750%, 7/01/18 – FGIC Insured	1/09 at 101.00	AA	1,015,370

375	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	AA	386,231

2,000	New Jersey Educational Facilities Authority Revenue Bonds, The Richard Stockton College of New Jersey Issue Series 2008A, 5.375%, 7/01/38	7/18 at 100.00	A3	2,021,940

2,500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	N/R	2,288,750

425	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.250%, 7/01/37	7/17 at 100.00	BBB+	403,805

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,495	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A–	1,488,706
875	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A–	868,140

45	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – MBIA Insured	7/14 at 100.00	AA	46,206

1,400	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A2	1,490,734

1,035	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	Aa3	1,034,928

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
125	5.000%, 7/01/18 – AMBAC Insured	1/14 at 100.00	AA	130,613
425	5.000%, 7/01/19 – AMBAC Insured	1/14 at 100.00	AA	440,984
1,030	4.750%, 7/01/20 – AMBAC Insured	1/14 at 100.00	AA	1,049,137
815	4.250%, 7/01/24 – AMBAC Insured	1/14 at 100.00	AA	775,187

290	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 – RAAI Insured	7/14 at 100.00	A3	291,412

190	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2007C, 5.000%, 7/01/37 – RAAI Insured	7/12 at 100.00	A3	169,060

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College, Series 2007B, 4.250%, 7/01/34 – FGIC Insured	7/17 at 100.00	A+	433,635

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/21 – FGIC Insured	7/14 at 100.00	A2	1,020,650

315	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College, Series 1993A, 5.625%, 7/01/13	1/09 at 100.00	A3	315,340

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AAA	4,050,520

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	$1,403,790
21,340	Total Education and Civic Organizations			21,125,138
	Financials – 0.4%

1,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Baa3	948,840
	Health Care – 17.0%

350	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	338,643

4,000	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	3,932,640

4,375	New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001, 5.000%, 8/01/31 – AMBAC Insured	8/11 at 100.00	AA	4,498,769

1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,101,397

1,195	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33	7/13 at 100.00	Baa1	1,127,745

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aaa	1,478,340

140	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	Baa3	128,978

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/26	7/16 at 100.00	A–	1,949,180

1,710	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A–	1,644,798

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001:
600	5.500%, 7/01/21	7/11 at 100.00	A2	607,170
265	5.625%, 7/01/31	7/11 at 100.00	A2	266,495

305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/12 at 101.00	BBB–	313,128

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2000, 5.750%, 7/01/31	7/10 at 100.00	A2	2,010,720

900	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	BBB+	827,739

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A:
750	5.000%, 7/01/29	1/17 at 100.00	BBB	682,133
15,000	0.000%, 7/01/35	1/17 at 39.39	BBB	2,182,800

1,200	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	BBB+	1,131,456

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
125	5.500%, 7/01/23	7/13 at 100.00	Ba2	110,430
1,125	5.500%, 7/01/33	7/13 at 100.00	Ba2	914,501

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006:
860	5.000%, 7/01/36	7/16 at 100.00	A3	814,833
830	5.000%, 7/01/46	7/16 at 100.00	A3	765,899

Portfolio of Investments (Unaudited)

Nuveen New Jersey Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,660	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Peter’s University Hospital, Series 2000A, 6.875%, 7/01/30	7/10 at 100.00	Baa2	$1,687,357

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Virtua Health System, Series 1998, 5.250%, 7/01/10 – FSA Insured	1/09 at 101.00	AAA	1,529,460

1,710	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.000%, 7/01/22 – RAAI Insured	1/12 at 100.00	BBB+	1,601,022

5,500	New Jersey Health Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AAA	5,432,404

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	1/09 at 100.00	AA	1,003,020
51,760	Total Health Care			38,081,057
	Housing/Multifamily – 1.7%

1,000	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Housing Revenue Bonds, Ballantyne House Project, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	11/12 at 100.00	Aaa	923,060

1,500	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31 – FSA Insured (Alternative Minimum Tax)	3/10 at 100.00	AAA	1,509,960

570	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 – FSA Insured	8/10 at 100.00	AAA	577,404

875	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)	10/09 at 102.00	Aaa	902,265
3,945	Total Housing/Multifamily			3,912,689
	Housing/Single Family – 2.4%

3,020	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 1997U, 5.700%, 10/01/14 – MBIA Insured (Alternative Minimum Tax)	10/08 at 100.75	Aaa	3,053,129

510	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 – MBIA Insured (Alternative Minimum Tax)	10/10 at 100.00	Aaa	522,714

2,000	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	1,644,180

195	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	9/08 at 100.00	N/R	195,197
5,725	Total Housing/Single Family			5,415,220
	Industrials – 0.9%

2,000	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/09)	No Opt. Call	BBB	2,065,100
	Long-Term Care – 5.9%

785	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	690,800

1,300	New Jersey Economic Development Authority, First Mortgage Fixed Rate Revenue Bonds, Cadbury Corporation, Series 1998A, 5.500%, 7/01/18 – ACA Insured	1/09 at 102.00	N/R	1,220,388

1,975	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	N/R	1,918,594

5,100	New Jersey Economic Development Authority, Revenue Bonds, Jewish Community Housing Corporation of Metropolitan New Jersey, Series 1999, 5.900%, 12/01/31	12/09 at 101.00	Aa2	5,234,180

600	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/11 at 102.00	A–	627,894

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$140	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	$137,196

1,500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	1/09 at 101.00	BB+	1,247,835

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd Obligated Group, Series 2001:
1,000	5.100%, 7/01/21 – RAAI Insured	7/11 at 100.00	BBB+	951,940
1,350	5.200%, 7/01/31 – RAAI Insured	7/11 at 100.00	BBB+	1,225,881
13,750	Total Long-Term Care			13,254,708
	Materials – 0.2%

500	Union County Pollution Control Financing Authority, New Jersey, Revenue Refunding Bonds, American Cyanamid Company, Series 1994, 5.800%, 9/01/09	No Opt. Call	Baa1	511,590
	Tax Obligation/General – 6.6%

1,445	Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 – FGIC Insured	1/11 at 100.00	AA–	1,493,812

500	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 1992, 5.875%, 8/01/11	No Opt. Call	AA	548,535

1,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AA	1,550,970

250	Union City, Hudson County, New Jersey, General Obligation Bonds, Series 1992, 6.375%, 11/01/10 – FSA Insured	No Opt. Call	AAA	272,548

5,000	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)	12/08 at 102.00	AA+	4,775,799

1,000	Washington Township Board of Education, Gloucester County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 2/01/15 – MBIA Insured	2/13 at 100.00	Aa2	1,071,650

	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005:
2,550	5.000%, 1/01/16 – FSA Insured	No Opt. Call	Aaa	2,819,892
2,110	5.000%, 1/01/21 – FSA Insured	1/16 at 100.00	Aaa	2,229,194
14,355	Total Tax Obligation/General			14,762,400
	Tax Obligation/Limited – 23.6%

650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	708,734

1,005	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, County Guaranteed, Series 2003, 5.000%, 8/15/15	8/13 at 100.00	AA	1,080,677

	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
1,000	5.000%, 12/01/20 – MBIA Insured	12/13 at 100.00	AA	1,044,990
695	5.000%, 12/01/21 – MBIA Insured	12/13 at 100.00	AA	719,770

3,000	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.000%, 12/15/12 – FSA Insured	No Opt. Call	Aaa	3,268,740

825	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa3	897,848

900	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – FSA Insured	No Opt. Call	AAA	1,007,442

1,000	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/23 – MBIA Insured	9/15 at 100.00	AA+	1,039,500

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
395	5.000%, 4/01/25 – AMBAC Insured	4/15 at 100.00	Aa3	407,273
920	5.000%, 4/01/35 – AMBAC Insured	4/15 at 100.00	Aa3	930,764

Portfolio of Investments (Unaudited)

Nuveen New Jersey Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$3,000	Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22 – MBIA Insured	8/11 at 100.00	AA	$3,068,910

2,255	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	AA–	2,302,986

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
830	5.500%, 6/15/24	6/12 at 100.00	BBB	791,198
1,560	5.750%, 6/15/34	6/14 at 100.00	BBB	1,453,577

1,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – FSA Insured (5)	3/15 at 100.00	AAA	1,030,770

2,600	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – MBIA Insured	7/14 at 100.00	AA	2,821,130

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
85	5.125%, 6/15/27	6/17 at 100.00	Baa3	78,891
145	5.125%, 6/15/37	6/17 at 100.00	Baa3	126,713

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
830	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	AA	840,807
1,655	5.000%, 9/01/37	9/17 at 100.00	AA–	1,680,173

700	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2005A, 5.000%, 9/01/15 – FSA Insured	No Opt. Call	AAA	774,627

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
1,050	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	AA	1,099,833
1,875	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	AA	1,903,856
4,495	5.000%, 9/15/26 – AMBAC Insured	No Opt. Call	AA	4,542,737
1,325	5.000%, 9/15/28 – AMBAC Insured	9/15 at 100.00	AA	1,331,996

	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformatiom Program, Series 2008A:
3,000	5.000%, 10/01/28	10/18 at 100.00	AA–	2,962,440
950	5.250%, 10/01/38	10/18 at 100.00	AA–	941,431

1,295	New Jersey Transit Corporation, Lease Appropriation Bonds, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A2	1,345,971

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
560	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	596,260
1,000	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	1,053,800

1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – MBIA Insured	No Opt. Call	AA	1,698,345

1,390	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – FSA Insured	6/15 at 100.00	AAA	1,471,565

1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.500%, 12/15/22	No Opt. Call	AA–	2,100,697

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
5,800	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	AA	2,046,298
4,000	0.000%, 12/15/32 – FSA Insured	No Opt. Call	AAA	1,108,120
5,450	0.000%, 12/15/34 – FSA Insured	No Opt. Call	AAA	1,361,192

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	AA	516,480

485	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	457,074

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+	449,190
62,075	Total Tax Obligation/Limited			53,062,805

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation – 15.7%

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
$1,335	5.000%, 1/01/26 – MBIA Insured	1/15 at 100.00	AA		$1,352,275
500	5.000%, 1/01/27 – MBIA Insured	1/15 at 100.00	AA		505,105

3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 1999, 5.750%, 1/01/22 – FSA Insured	1/10 at 100.00	AAA		3,602,865

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
40	6.500%, 1/01/16	No Opt. Call	A		45,946
485	6.500%, 1/01/16 – MBIA Insured	No Opt. Call	AA		572,576

10,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A		10,260,598

1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – FSA Insured	No Opt. Call	AAA		1,408,966

2,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 – XLCA Insured	6/15 at 101.00	AA–		2,576,675

420	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 13.176%, 8/15/32 – FSA Insured (IF)	8/17 at 100.00	AAA		462,050

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–		6,093,599

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,125	6.250%, 12/01/08 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AA		2,140,513
1,000	7.000%, 12/01/12 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AA		1,098,670
2,000	5.750%, 12/01/22 – MBIA Insured (Alternative Minimum Tax)	12/08 at 101.00	AA		2,001,000
3,125	5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	12/08 at 100.00	AA		3,087,656
34,330	Total Transportation				35,208,494
	U.S. Guaranteed – 13.2% (4)

2,500	Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,806,100

750	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003A, 5.250%, 11/01/19 (Pre-refunded 11/01/13) – FSA Insured	11/13 at 100.00	AAA		838,065

670	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R	(4)	822,767

1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2003F, 5.250%, 6/15/21 (Pre-refunded 6/15/13) – FGIC Insured	6/13 at 100.00	AAA		1,110,540

420	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – MBIA Insured	7/16 at 100.00	AA	(4)	468,178

515	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – MBIA Insured	7/14 at 100.00	AA	(4)	576,857

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,825	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A2	(4)	2,023,487
525	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A2	(4)	582,099

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+	(4)	551,890

165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Hospital, Series 1979A, 8.750%, 7/01/09 (ETM)	No Opt. Call	Aaa		173,592

1,250	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	A3	(4)	1,390,138

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	A3	(4)	932,449

510	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 101.00	BBB–	(4)	562,204

Portfolio of Investments (Unaudited)

Nuveen New Jersey Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – FSA Insured	6/15 at 100.00	AAA		$1,235,963

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
10	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		11,901
165	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	199,335
600	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		688,014
165	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		189,204
115	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	131,869
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		11,467

375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – MBIA Insured	1/14 at 100.00	AA	(4)	419,760

3,900	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.375%, 10/01/24	10/10 at 101.00	AAA		4,059,744

4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	AAA		4,292,360

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
2,765	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		3,005,749
1,000	6.000%, 6/01/37 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,121,050

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
675	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		713,246
750	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		843,450
27,115	Total U.S. Guaranteed				29,761,478
	Utilities – 0.6%

1,250	New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, Public Service Electric and Gas Company, Series 2001A, 5.000%, 3/01/12	No Opt. Call	Baa1		1,251,388
	Water and Sewer – 1.2%

1,380	Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Refunding Bonds, Series 2003A, 5.000%, 4/01/18 – XLCA Insured	4/13 at 100.00	N/R		1,389,384

500	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 – FGIC Insured	8/12 at 100.00	N/R		522,425

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–		796,754
2,640	Total Water and Sewer				2,708,563
$248,440	Total Investments (cost $228,387,249) – 101.0%				226,885,080

	Other Assets Less Liabilities – (1.0)%				(2,281,271)

	Net Assets – 100%				$224,603,809

Futures Contracts outstanding at August 31, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at August 31, 2008	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	Long	28	12/08	$3,284,750	$(4,665)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Portion of investment, with an aggregate market value of $103,077, has been pledged to collateralize the net payment obligations under futures contracts.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.1%

$665	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BB+	$547,468
	Consumer Staples – 2.5%

805	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/11 at 101.00	BBB	763,245

1,255	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	1,167,439

440	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/12 at 100.00	BBB	414,828

6,650	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008C, 0.000%, 6/01/44	6/22 at 100.00	N/R	4,968,082

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,345	4.750%, 6/01/22	6/16 at 100.00	BBB	2,171,306
1,225	5.000%, 6/01/26	6/16 at 100.00	BBB	1,150,079
12,720	Total Consumer Staples			10,634,979
	Education and Civic Organizations – 11.8%

660	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	593,195

290	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	N/R	246,900

215	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	201,681

2,820	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	BBB+	2,630,834

1,880	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – MBIA Insured	7/17 at 100.00	AA	1,907,749

685	Dormitory Authority of the State of New York, Insured Revenue Bonds, D’Youville College, Series 2001, 5.250%, 7/01/20 – RAAI Insured	7/11 at 102.00	BBB+	668,444

1,850	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – MBIA Insured	1/09 at 101.00	AA	1,871,923

	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B:
1,250	5.250%, 7/01/31 (Mandatory put 7/01/13) – FGIC Insured	No Opt. Call	AA–	1,346,250
2,000	5.250%, 7/01/32 (Mandatory put 7/01/13) – XLCA Insured	No Opt. Call	AA–	2,145,720

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – MBIA Insured	7/15 at 100.00	AA	1,018,480

1,000	Dormitory Authority of the State of New York, Revenue Bonds, City University of New York, Series 2005A, 5.500%, 7/01/18 – FGIC Insured	No Opt. Call	AA–	1,134,900

2,700	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 – RAAI Insured	7/09 at 101.00	BBB+	2,757,429

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 1999, 6.000%, 7/01/24 – RAAI Insured	7/09 at 102.00	BBB+	1,266,113

4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – FSA Insured	No Opt. Call	AAA	4,637,960

1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993C, 5.250%, 5/15/19	5/14 at 100.00	AA–	1,108,250

380	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1990C, 7.500%, 7/01/10	No Opt. Call	A1	404,506

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$2,845	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	A3	$2,580,443

615	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A–	611,359

1,520	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, American Council of Learned Societies, Series 2002, 5.250%, 7/01/27	7/12 at 100.00	A1	1,551,099

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of Greater New York, Series 2006:
5,520	5.000%, 8/01/26	8/16 at 100.00	A–	5,523,367
2,000	5.000%, 8/01/36	8/16 at 100.00	A–	1,929,920

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,845	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	AA	2,662,266
2,000	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	AA	1,931,060

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
900	5.000%, 3/01/36 – MBIA Insured	9/16 at 100.00	AA	881,550
1,840	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	1,608,050

1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%, 7/01/31 – AMBAC Insured	7/12 at 100.00	AA	1,009,110

	Niagara County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Niagara University, Series 2001A:
3,000	5.500%, 11/01/16 – RAAI Insured	11/11 at 101.00	BBB+	3,084,720
1,000	5.350%, 11/01/23 – RAAI Insured	11/11 at 101.00	BBB+	991,720

430	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	399,152

955	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Dowling College, Series 1996, 6.700%, 12/01/20	12/08 at 100.00	BB+	956,079

1,000	Utica Industrial Development Agency, New York, Revenue Bonds, Utica College, Series 1998A, 5.750%, 8/01/28	8/10 at 100.00	N/R	939,630
50,450	Total Education and Civic Organizations			50,599,859
	Energy – 0.1%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	419,885
	Financials – 1.0%

500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	AA–	506,505

3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	AA–	3,646,387
3,975	Total Financials			4,152,892
	Health Care – 14.3%

3,500	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	3,259,970

3,300	Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds, Menorah Campus Inc., Series 1997, 5.950%, 2/01/17	2/09 at 100.00	AAA	3,342,801

5,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 1999, 4.750%, 2/15/37	2/17 at 100.00	AA	4,796,550

	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005:
3,000	5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	N/R	2,973,840
1,775	5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	N/R	1,677,908

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$4,400	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	AA	$4,352,084

3,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Catherine of Siena Medical Center, Series 2000A, 6.500%, 7/01/20	7/10 at 101.00	Baa1	3,096,720

2,400	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30	7/11 at 101.00	Ba1	2,196,216

7,465	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	7,531,960

1,650	Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/25	7/10 at 101.00	A3	1,697,339

3,205	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – FSA Insured	8/14 at 100.00	AAA	3,489,989

600	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	569,346

4,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	BB	3,913,680

1,500	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	1,507,140

2,400	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – FSA Insured	8/14 at 100.00	AAA	2,401,176

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	975,930

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
455	4.500%, 2/01/17	No Opt. Call	BBB–	434,379
710	5.250%, 2/01/27	No Opt. Call	BBB–	666,044
635	5.500%, 2/01/32	No Opt. Call	BBB–	594,468

705	Nassau County Industrial Development Agency, New York, Revenue Refunding Bonds, North Shore Health System Obligated Group, Series 2001B, 5.875%, 11/01/11	No Opt. Call	A3	734,004

2,550	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	AA	2,607,860

785	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	B2	744,588

2,125	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	B2	2,030,841

1,250	Newark-Wayne Community Hospital, New York, Hospital Revenue Refunding and Improvement Bonds, Series 1993A, 7.600%, 9/01/15	9/08 at 100.00	N/R	1,251,088

	Saratoga County Industrial Development Agency, New York, Civic Facility Revenue Bonds. Saratoga Hospital Project, Series 2007B:
1,000	5.125%, 12/01/27	12/17 at 100.00	BBB+	958,120
500	5.250%, 12/01/32	12/17 at 100.00	BBB+	474,415

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Huntington Hospital, Series 2002C:
850	6.000%, 11/01/22	11/12 at 100.00	Baa1	871,046
1,220	5.875%, 11/01/32	11/12 at 100.00	Baa1	1,228,479

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/11 at 101.00	B–	1,004,940
61,980	Total Health Care			61,382,921
	Housing/Multifamily – 5.1%

335	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/10 at 102.00	AAA	350,872

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,000	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Morrisville State College Foundation, Series 2005A, 5.000%, 6/01/37 – CIFG Insured	6/15 at 101.00	BBB–	$901,500

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001A:
2,000	5.500%, 11/01/31	5/11 at 101.00	AA	2,013,700
2,000	5.600%, 11/01/42	5/11 at 101.00	AA	2,010,740

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%, 11/01/33 (Alternative Minimum Tax)	11/11 at 100.00	AA	1,857,200

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A:
910	5.375%, 11/01/23 (Alternative Minimum Tax)	5/12 at 100.00	AA	896,760
450	5.500%, 11/01/34 (Alternative Minimum Tax)	5/12 at 100.00	AA	422,694

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	2,010,560

2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,292,175

705	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	630,721

1,900	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – FSA Insured	11/08 at 100.00	AAA	1,903,914

1,860	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	1,676,399

1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	8/11 at 100.00	Aa1	926,480

1,220	Tonawanda Housing Authority, New York, Housing Revenue Bonds, Kibler Senior Housing LP, Series 1999A, 7.750%, 9/01/31 (5)	9/09 at 103.00	N/R	960,640

3,030	Westchester County Industrial Development Agency, New York, GNMA Collateralized Mortgage Loan Revenue Bonds, Living Independently for the Elderly Inc., Series 2001A, 5.400%, 8/20/32	8/11 at 102.00	Aaa	3,090,782
22,910	Total Housing/Multifamily			21,945,137
	Housing/Single Family – 1.7%

845	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, 2007 Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	Aa1	743,059

2,375	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,066,678

890	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 148, 2007, 5.200%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	805,085

615	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)	10/09 at 100.00	Aa1	640,510

1,470	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 95, 5.625%, 4/01/22	4/10 at 100.00	Aa1	1,489,169

1,660	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	Aaa	1,528,296

280	New York State Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum Tax)	10/10 at 100.00	Aaa	264,037
8,135	Total Housing/Single Family			7,536,834
	Long-Term Care – 3.9%

2,250	Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds, Rosalind and Joseph Gurwin Jewish Geriatric Center of Long Island, Series 1997, 5.700%, 2/01/37 – AMBAC Insured	2/09 at 100.00	AA	2,269,125

285	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2001, 5.400%, 2/01/31 – MBIA Insured	2/12 at 101.00	AA	288,896

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,510	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, W.K. Nursing Home Corporation, Series 1996, 5.950%, 2/01/16	2/09 at 100.00	AAA	$1,512,990

1,100	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA	1,124,772

650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Aa2	631,709

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Miriam Osborn Memorial Home Association, Series 2000B, 6.375%, 7/01/29 – ACA Insured	7/10 at 102.00	BBB–	1,003,760

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	40,660
415	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	315,300

1,320	East Rochester Housing Authority, New York, GNMA Secured Revenue Refunding Bonds, Genesee Valley Presbyterian Nursing Center, Series 2001, 5.200%, 12/20/24	12/11 at 101.00	Aaa	1,363,771

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,000	5.800%, 7/01/23	7/16 at 101.00	N/R	935,240
1,175	6.100%, 7/01/28	7/16 at 101.00	N/R	1,086,487
800	6.200%, 7/01/33	7/16 at 101.00	N/R	730,800

250	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001C-1, 7.250%, 7/01/16	7/11 at 101.00	N/R	257,725

5,000	Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds, Loretto Rest Residential Healthcare Facility, Series 1997A, 5.800%, 8/01/37	2/09 at 101.00	AAA	5,052,000
16,805	Total Long-Term Care			16,613,235
	Materials – 0.2%

700	Essex County Industrial Development Agency, New York, Environmental Improvement Revenue Bonds, International Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative Minimum Tax)	11/09 at 101.00	BBB	690,522
	Tax Obligation/General – 9.7%

1,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – MBIA Insured	12/15 at 100.00	AA	1,063,020

6,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	5,813,760

5	New York City, New York, General Obligation Bonds, Fiscal Series 1997D, 5.875%, 11/01/11	11/08 at 100.00	AA	5,030

1,650	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	8/14 at 100.00	Aaa	1,798,748

3,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/19 – FSA Insured	11/14 at 100.00	AAA	3,188,790

3,620	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – XLCA Insured	9/15 at 100.00	AA	3,794,846

1,725	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – FSA Insured	8/15 at 100.00	AAA	1,888,910

6,500	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	6,653,399

10,000	New York City, New York, General Obligation Bonds, Series D, 5.125%, 12/01/26	12/17 at 100.00	AA	10,322,896

	South Orangetown Central School District, Rockland County, New York, General Obligation Bonds, Series 1990:
390	6.875%, 10/01/08	No Opt. Call	Aa3	391,708
390	6.875%, 10/01/09	No Opt. Call	Aa3	410,456

	United Nations Development Corporation, New York, Senior Lien Revenue Bonds, Series 2004A:
880	5.250%, 7/01/23	10/08 at 100.00	A3	880,387
750	5.250%, 7/01/24	10/08 at 100.00	A3	750,300

2,150	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 10/01/18 – FSA Insured	10/15 at 100.00	Aaa	2,296,136

2,085	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/18 – MBIA Insured	8/15 at 100.00	AA	2,202,302
40,145	Total Tax Obligation/General			41,460,688

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 19.3%

$1,500	Albany Parking Authority, New York, Revenue Refunding Bonds, Series 1992A, 0.000%, 11/01/17	No Opt. Call	Baa1	$959,940

3,000	Battery Park City Authority, New York, Senior Revenue Bonds, Series 2003A, 5.250%, 11/01/22	11/13 at 100.00	AAA	3,187,890

	Canton Human Services Initiative Inc., New York, Facility Revenue Bonds, Series 2001:
920	5.700%, 9/01/24	9/11 at 102.00	Baa2	931,564
1,155	5.750%, 9/01/32	9/11 at 102.00	Baa2	1,163,466

	Dormitory Authority of the State of New York, Residential Insitutions for Children Revenue Bonds, Series 2008-A1:
2,000	5.000%, 6/01/33	6/18 at 100.00	Aa1	1,999,840
2,500	5.000%, 6/01/38	6/18 at 100.00	Aa1	2,484,475

375	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – FSA Insured	3/15 at 100.00	AAA	399,041

4,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 3/15/28	3/18 at 100.00	AAA	4,134,880

	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
4,400	5.250%, 11/15/25 – FSA Insured	11/12 at 100.00	AAA	4,577,364
2,000	5.000%, 11/15/30	11/12 at 100.00	AA	2,021,780

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,825	5.750%, 7/01/18	No Opt. Call	AA–	2,113,131
4,400	5.125%, 1/01/29	7/12 at 100.00	AA–	4,438,544

1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	1,492,428

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
3,900	5.000%, 10/15/25 – MBIA Insured	10/14 at 100.00	AAA	4,043,364
1,930	5.000%, 10/15/26 – MBIA Insured	10/14 at 100.00	AAA	1,995,697
905	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	926,032

4,300	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	4,358,523

2,665	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23	2/13 at 100.00	AAA	2,773,039

3,705	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	3,848,384

2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – MBIA Insured	2/13 at 100.00	AAA	2,065,600

1,180	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	1,226,716

	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
5,050	5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	5,282,704
60	5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	62,440

2,100	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,128,560

3,125	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – FSA Insured	No Opt. Call	AAA	3,477,813

1,375	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 15.032%, 4/01/20 – AMBAC Insured (IF)	No Opt. Call	Aa3	2,078,368

2,850	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	2,955,222

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
3,300	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA	3,455,001
2,755	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA	2,877,129
4,945	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA	5,142,602

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–		$3,165,000

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	AA		629,200

580	Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series 1990E, 7.250%, 1/01/10	No Opt. Call	AA–		602,765
84,480	Total Tax Obligation/Limited				82,998,502
	Transportation – 11.8%

7,000	Metropolitan Transportation Authority New York, Transportation Revenue Bonds, Series 2006, 5.000%, 11/15/31	11/16 at 100.00	A		6,942,459

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A		1,613,310

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
1,500	5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA		1,571,265
1,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	A		1,014,850

500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/08 at 102.00	BB+		309,015

5,265	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	AA		5,548,520

600	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – FSA Insured	7/15 at 100.00	AAA		613,200

1,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	AA		995,720

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2007, 5.000%, 11/01/28 (Alternative Minimum Tax)	5/18 at 100.00	AA–		4,918,550

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,500	5.000%, 12/01/28 – XLCA Insured	6/15 at 101.00	AA–		2,576,675
625	5.000%, 12/01/31 – XLCA Insured	6/15 at 101.00	AA–		638,288

865	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, 13.176%, 8/15/32 – FSA Insured (IF)	8/17 at 100.00	AAA		951,604

1,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	12/08 at 100.00	AA		1,482,075

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/08 at 100.00	CCC+		140,525

1,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19	1/12 at 100.00	Aa2		1,552,530

15,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002B, 5.250%, 11/15/19 (UB)	11/12 at 100.00	Aa2		15,907,050

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – MBIA Insured	No Opt. Call	AA		874,536
2,300	5.250%, 11/15/22 – MBIA Insured	11/12 at 100.00	AA		2,416,633

750	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 13.240%, 11/15/33 (IF)	11/18 at 100.00	Aa2		807,495
49,435	Total Transportation				50,874,300
	U.S. Guaranteed – 13.1% (4)

2,000	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2000A, 5.750%, 10/01/30 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 100.00	BBB+	(4)	2,146,480

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,000	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, Jamestown Community College, Series 2000A, 6.500%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 102.00	N/R	(4)	$1,095,580

1,520	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric Center Inc., Series 2002, 5.200%, 2/01/32 (Pre-refunded 2/01/13)	2/13 at 102.00	Aaa		1,706,747

1,250	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Group, Series 2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)	5/13 at 100.00	Aaa		1,396,088

1,750	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 1999B, 5.625%, 7/01/24 (Pre-refunded 7/01/09)	7/09 at 101.00	Aa3	(4)	1,824,113

220	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 (ETM)	No Opt. Call	Baa1	(4)	289,029

925	Erie County Tobacco Asset Securitization Corporation, New York, Senior Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)	7/10 at 101.00	AAA		996,429

855	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	1/09 at 101.00	AA	(4)	865,166

2,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA		2,223,980

685	Monroe Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.150%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AAA		730,374

965	Nassau County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001B-1, 7.250%, 7/01/16 (Pre-refunded 7/01/11)	7/11 at 101.00	AAA		1,093,818

1,500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 1999A, 6.500%, 7/15/27 (Pre-refunded 7/15/09)	7/09 at 101.00	AAA		1,576,740

775	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)	7/10 at 102.00	N/R	(4)	852,097

140	New York State Housing Finance Agency, Construction Fund Bonds, State University, Series 1986A, 8.000%, 5/01/11 (ETM)	No Opt. Call	AAA		151,169

1,520	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Residual Interest Certificates, Series 368, 12.554%, 4/01/14 (Pre-refunded 4/01/10) – FGIC Insured (IF)	4/10 at 101.00	Aa3		1,832,664

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2008B:
2,210	5.750%, 4/01/15 (Pre-refunded 4/01/10) – FGIC Insured (UB)	4/10 at 101.00	Aa3		2,361,606
3,230	5.750%, 4/01/16 (Pre-refunded 4/01/10) – FGIC Insured (UB)	4/10 at 101.00	Aa3		3,451,578

2,415	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, DRIVERS, Series 145, 13.052%, 4/01/17 (Pre-refunded 4/01/10) – AMBAC Insured (IF)	4/10 at 101.00	AAA		2,911,983

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2000:
5,000	5.750%, 4/01/16 (Pre-refunded 4/01/10) – AMBAC Insured (UB)	4/10 at 101.00	AAA		5,343,000
5,000	5.750%, 4/01/17 (Pre-refunded 4/01/10) – AMBAC Insured (UB)	4/10 at 101.00	AAA		5,343,000

2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.000%, 3/15/33 (Pre-refunded 3/15/13)	3/13 at 100.00	AAA		2,200,940

585	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Residual Interest Certificates, Series 319, 13.406%, 11/01/16 (Pre-refunded 5/01/10) (IF)	5/10 at 101.00	AAA		714,180

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Series 319:
3,775	5.875%, 11/01/16 (Pre-refunded 5/01/10) (UB)	5/10 at 101.00	AAA		4,053,708
225	5.875%, 11/01/16 (Pre-refunded 5/01/10) (UB)	5/10 at 101.00	AAA		241,574

1,420	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2000, 6.625%, 6/15/28 (Pre-refunded 6/15/09)	6/09 at 101.00	BBB–	(4)	1,485,505

2,750	TSASC Inc., New York, Tobacco Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19) (Pre-refunded 7/15/09)	7/09 at 101.00	AAA		2,885,960

1,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(4)	1,371,738

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (continued)

$2,500	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 1999, 6.750%, 7/15/29 (Pre-refunded 7/15/10)	7/10 at 101.00	AAA		$2,738,025

1,960	Yonkers Industrial Development Agency, New York, Revenue Bonds, Community Development Properties –Yonkers Inc. Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)	2/11 at 100.00	BBB–	(4)	2,159,234
51,425	Total U.S. Guaranteed				56,042,505
	Utilities – 7.4%

2,350	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 – FSA Insured	No Opt. Call	AAA		1,407,227

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 – CIFG Insured	9/13 at 100.00	A3		6,289,140

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
5,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–		5,577,220
1,200	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A–		1,213,752
215	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–		216,634

500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–		493,365

2,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/13 at 100.00	A–		2,349,360

3,500	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 4.100%, 3/15/15 – MBIA Insured	3/11 at 100.00	AA		3,525,025

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)	11/11 at 101.00	Baa2		1,486,935

200	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)	11/11 at 101.00	Baa2		192,972

3,000	Power Authority of the State of New York, General Revenue Bonds, Series 2000A, 5.250%, 11/15/40	11/10 at 100.00	Aa2		3,024,960

520	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2		549,926

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
1,800	5.300%, 1/01/13 (Alternative Minimum Tax)	1/09 at 101.00	N/R		1,697,256
4,000	5.500%, 1/01/23 (Alternative Minimum Tax)	1/09 at 101.00	N/R		3,483,960

100	Westchester County Industrial Development Agency, Westchester County, New York, Resource Recovery Revenue Bonds, RESCO Company, Series 1996, 5.500%, 7/01/09 (Alternative Minimum Tax)	10/08 at 100.00	BBB		100,060
32,785	Total Utilities				31,607,792
	Water and Sewer – 4.1%

2,225	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2003A, 5.375%, 6/15/19	6/12 at 100.00	AAA		2,364,196

5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2006A, 5.000%, 6/15/39	6/15 at 100.00	AAA		5,044,900

4,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18	11/12 at 100.00	AAA		4,274,080

2,950	Niagara Falls Public Water Authority, New York, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 – XLCA Insured	7/15 at 100.00	BBB–		3,010,033

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–		1,593,507

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,455	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	Aa3	$1,536,770
17,150	Total Water and Sewer			17,823,486
$454,260	Total Investments (cost $454,161,481) – 106.1%			455,331,005

	Floating Rate Obligations – (6.2)%			(26,800,000)

	Other Assets Less Liabilities – 0.1%			807,038

	Net Assets – 100%			$429,338,043

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen New York Insured Municipal Bond Fund

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 8.5%

$1,000	Allegany County Industrial Development Agency, New York, Revenue Bonds, Alfred University, Series 1998, 5.000%, 8/01/28 – MBIA Insured	2/09 at 102.00	A2	$1,001,230

1,110	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 – AMBAC Insured	8/12 at 101.00	AA	1,133,243

3,095	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Project, Series 2000A, 5.750%, 8/01/30 – AMBAC Insured	8/10 at 102.00	AA	3,259,437

4,000	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/13 – MBIA Insured	No Opt. Call	AA	4,333,120

2,610	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB+	2,501,137

1,000	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA	1,082,200

605	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University, Series 2002, 5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	A2	612,647

1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/30 – AMBAC Insured	7/11 at 100.00	AA	1,007,290

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – XLCA Insured	7/11 at 100.00	AA–	1,072,860

1,120	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – MBIA Insured	7/15 at 100.00	AA	1,140,698

435	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	N/R	405,477

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 – MBIA Insured	7/11 at 101.00	AA	1,009,950

655	Dormitory Authority of the State of New York, Revenue Bonds, City University of New York, Series 2005A, 5.500%, 7/01/18 – FGIC Insured	No Opt. Call	AA–	743,360

2,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Polytechnic University, Series 2007, 5.250%, 11/01/37 – ACA Insured	11/17 at 100.00	BB+	2,179,725

1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	AA	965,530

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	696,391
450	5.000%, 3/01/36 – MBIA Insured	9/16 at 100.00	AA	440,775
1,710	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	1,494,437

585	New York State Dormitory Authority, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	Aa3	586,620
25,595	Total Education and Civic Organizations			25,666,127
	Health Care – 13.5%

3,305	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Millard Fillmore Hospitals, Series 1997, 5.375%, 2/01/32 – AMBAC Insured	2/09 at 101.00	AA	3,321,095

2,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Montefiore Medical Center, Series 1999, 5.500%, 8/01/38 – AMBAC Insured	8/09 at 101.00	AA	2,026,840

6,115	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, New York and Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 – AMBAC Insured	2/09 at 100.50	AA	5,973,010

1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 – AMBAC Insured	8/12 at 100.00	AA	1,952,001

1,455	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – FSA Insured	8/17 at 100.00	AAA	1,499,479

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	N/R	$1,856,807

4,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds, United Health Services, Series 1997, 5.375%, 8/01/27 – AMBAC Insured	2/09 at 101.00	AA	4,085,040

2,260	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/29 – MBIA Insured	7/09 at 101.00	AA	2,266,283

3,125	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%, 7/01/22 – MBIA Insured	7/09 at 101.00	AA	3,211,156

2,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 – MBIA Insured	7/13 at 100.00	AA	2,050,360

1,020	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – FSA Insured	8/14 at 100.00	AAA	1,110,698

1,650	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Health System Obligated Group, Series 1998, 5.000%, 11/01/23 – MBIA Insured	11/08 at 101.00	AAA	1,664,075

5,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/31 – AMBAC Insured	7/11 at 101.00	AA	5,044,550

	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
2,000	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	AA	2,050,240
1,750	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	AA	1,789,708

735	New York State Dormitory Authority, Revenue Bonds, North Shore Jewish Obligated Group, Series 2007A, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	N/R	715,684
40,235	Total Health Care			40,617,026
	Housing/Multifamily – 4.7%

	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	426,740
400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA+	421,748
4,030	5.000%, 7/01/25 – FGIC Insured	7/15 at 100.00	AA+	4,045,959

742	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured	9/08 at 105.00	AA	780,165

	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
4,290	6.100%, 11/01/15 – FSA Insured	11/08 at 100.00	AAA	4,303,471
4,225	6.125%, 11/01/20 – FSA Insured	11/08 at 100.00	AAA	4,233,704
14,087	Total Housing/Multifamily			14,211,787
	Industrials – 0.7%

2,235	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – XLCA Insured (Alternative Minimum Tax)	1/17 at 100.00	BBB–	1,941,701
	Long-Term Care – 2.5%

2,000	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2000A, 5.500%, 8/01/38 – MBIA Insured	8/10 at 101.00	AA	2,020,840

3,550	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Norwegian Christian Home and Health Center, Series 2001, 5.200%, 8/01/36 – MBIA Insured	8/11 at 101.00	AA	3,570,945

2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34 – FSA Insured	7/15 at 100.00	AAA	2,027,500
7,550	Total Long-Term Care			7,619,285

Portfolio of Investments (Unaudited)

Nuveen New York Insured Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 12.5%

$1,000	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – FGIC Insured	3/13 at 100.00	Baa2	$1,054,340

2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – MBIA Insured	12/15 at 100.00	AA	2,126,040

8,675	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured (UB)	2/17 at 100.00	A3	8,405,728

2,250	Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16 – FGIC Insured	3/12 at 100.00	BBB+	2,355,885

2,000	Monroe-Woodbury Central School District, Orange County, New York, General Obligation Bonds, Series 2004A, 4.250%, 5/15/22 – FGIC Insured	5/14 at 100.00	A	1,977,360

	Mount Sinai Union Free School District, Suffolk County, New York, General Obligation Refunding Bonds, Series 1992:
500	6.200%, 2/15/15 – AMBAC Insured	No Opt. Call	AA	585,650
1,035	6.200%, 2/15/16 – AMBAC Insured	No Opt. Call	AA	1,225,523

1,505	Nassau County, North Hempstead, New York, General Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14 – FGIC Insured	No Opt. Call	Aa2	1,757,178

60	New York City, New York, General Obligation Bonds, Fiscal Series 1992C, 6.250%, 8/01/10 – FSA Insured	2/09 at 100.00	AAA	60,194

3,000	New York City, New York, General Obligation Bonds, Fiscal Series 2001D, 5.250%, 8/01/15 – MBIA Insured	8/10 at 101.00	AA	3,166,740

2,460	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.250%, 11/01/15 – MBIA Insured	11/11 at 101.00	AA	2,640,441

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
2,500	5.000%, 11/01/19 – FSA Insured	11/14 at 100.00	AAA	2,657,325
1,050	5.000%, 11/01/20 – FSA Insured	11/14 at 100.00	AAA	1,105,230

600	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	633,012

	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/13 – AMBAC Insured	No Opt. Call	AA	1,107,955
960	6.700%, 2/15/14 – AMBAC Insured	No Opt. Call	AA	1,128,221
960	6.700%, 2/15/15 – AMBAC Insured	No Opt. Call	AA	1,145,002

	Rondout Valley Central School District, Ulster County, New York, General Obligation Bonds, Series 1991:
550	6.850%, 6/15/09 – FGIC Insured	No Opt. Call	N/R	572,033
550	6.850%, 6/15/10 – FGIC Insured	No Opt. Call	N/R	595,749

	Saratoga County, Half Moon, New York, Public Improvement Bonds, Series 1991:
385	6.500%, 6/01/09 – AMBAC Insured	No Opt. Call	AA	397,978
395	6.500%, 6/01/10 – AMBAC Insured	No Opt. Call	AA	423,096
395	6.500%, 6/01/11 – AMBAC Insured	No Opt. Call	AA	435,401

1,985	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/17 – MBIA Insured	8/15 at 100.00	AA	2,115,176
35,775	Total Tax Obligation/General			37,671,257
	Tax Obligation/Limited – 27.2%

80	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D, 5.250%, 8/15/30 – FSA Insured	8/10 at 100.00	AAA	80,397

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – FSA Insured	8/14 at 100.00	AAA	1,032,730

2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	2,513,220

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,028,310

	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D:
6,275	5.250%, 10/01/23 – MBIA Insured	10/12 at 100.00	AA	6,604,187
875	5.000%, 10/01/30 – MBIA Insured	10/12 at 100.00	AA	878,491

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,500	Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds, Southside Hospital, Series 1998, 5.000%, 2/15/25 – MBIA Insured	2/09 at 100.75	AA	$2,512,875

310	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – FSA Insured	3/15 at 100.00	AAA	329,874

1,460	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – FSA Insured	5/18 at 100.00	AAA	1,613,811

1,000	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2003, 5.750%, 5/01/19 – FSA Insured	5/12 at 100.00	AAA	1,077,030

1,100	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – FSA Insured	5/14 at 100.00	AAA	1,197,339

5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – FSA Insured	11/12 at 100.00	AAA	5,201,550

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
2,000	5.500%, 1/01/20 – MBIA Insured	7/12 at 100.00	AA	2,136,120
1,350	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	1,370,142

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,670	5.000%, 10/15/25 – MBIA Insured	10/14 at 100.00	AAA	1,731,389
1,225	5.000%, 10/15/26 – MBIA Insured	10/14 at 100.00	AAA	1,266,699
4,970	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	5,085,503
500	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	508,680

3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	3,547,635

1,645	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%, 5/01/30 – MBIA Insured	11/11 at 101.00	AAA	1,662,766

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C:
1,435	5.250%, 8/01/20 – AMBAC Insured	8/12 at 100.00	AAA	1,510,381
1,700	5.250%, 8/01/22 – AMBAC Insured	8/12 at 100.00	AAA	1,782,042

1,330	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – MBIA Insured	2/13 at 100.00	AAA	1,395,636

3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – MBIA Insured	2/13 at 100.00	AAA	3,098,400

	New York State Municipal Bond Bank Agency, Buffalo, Special Program Revenue Bonds, Series 2001A:
1,185	5.250%, 5/15/25 – AMBAC Insured	5/11 at 100.00	AA	1,204,304
1,250	5.250%, 5/15/26 – AMBAC Insured	5/11 at 100.00	AA	1,263,825

1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Genera1 Series 2004, 5.000%, 4/01/23 – MBIA Insured	4/14 at 100.00	AA	1,033,910

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
5,385	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	6,073,634
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,575,675

1,500	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,548,885

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
3,900	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA	4,083,183
250	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA	261,083
5,400	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA	5,615,784

1,200	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – FSA Insured	3/15 at 100.00	AAA	1,224,120

675	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – FSA Insured	6/15 at 100.00	AAA	688,581

Portfolio of Investments (Unaudited)

Nuveen New York Insured Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E:
$1,525	5.500%, 7/01/14 – FSA Insured	No Opt. Call	AAA		$1,668,716
4,000	5.500%, 7/01/18 – FSA Insured	No Opt. Call	AAA		4,413,640

1,850	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+		1,846,670
77,955	Total Tax Obligation/Limited				81,667,217
	Transportation – 16.3%

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A		1,613,310

4,250	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/18 – AMBAC Insured	11/12 at 100.00	AA		4,473,678

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E:
3,185	5.500%, 11/15/18 – MBIA Insured	11/12 at 100.00	AA		3,436,742
7,155	5.500%, 11/15/19 – MBIA Insured	11/12 at 100.00	AA		7,628,086

295	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	AA		299,947

1,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – FSA Insured	7/15 at 100.00	AAA		1,022,000

580	New York State Thruway Authority, General Revenue Bonds, Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	AA–		605,479

	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1998:
1,000	5.000%, 4/01/18 – FGIC Insured (Alternative Minimum Tax)	10/08 at 101.00	N/R		987,080
1,500	5.000%, 4/01/28 – FGIC Insured (Alternative Minimum Tax)	10/08 at 101.00	N/R		1,383,630

3,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	AA		2,987,160

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
500	5.000%, 12/01/19 – FSA Insured	6/15 at 101.00	AAA		531,855
2,000	5.000%, 12/01/28 – XLCA Insured	6/15 at 101.00	AA–		2,061,340
1,100	5.000%, 12/01/31 – XLCA Insured	6/15 at 101.00	AA–		1,123,386

670	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 13.176%, 8/15/32 – FSA Insured (IF)	8/17 at 100.00	AAA		737,080

3,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	12/08 at 100.00	AA		2,964,150

2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 – FGIC Insured	1/12 at 100.00	Aa2		2,620,125

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Bonds, Series 2003A:
5,320	5.250%, 11/15/19 – AMBAC Insured (UB)	11/13 at 100.00	Aa3		5,661,863
5,275	5.250%, 11/15/20 – AMBAC Insured (UB)	11/13 at 100.00	Aa3		5,568,343

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – MBIA Insured	No Opt. Call	AA		874,536
2,300	5.250%, 11/15/22 – MBIA Insured	11/12 at 100.00	AA		2,416,633
46,910	Total Transportation				48,996,423
	U.S. Guaranteed – 3.8% (4)

	Camden Central School District, Oneida County, New York, General Obligation Bonds, Series 1991:
600	7.100%, 6/15/09 – AMBAC Insured (ETM)	No Opt. Call	AA	(4)	625,644
275	7.100%, 6/15/10 – AMBAC Insured (ETM)	No Opt. Call	AA	(4)	299,426

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$245	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 1999D, 5.250%, 2/15/29 (Pre-refunded 8/15/09) – FSA Insured	8/09 at 101.00	AAA		$255,417

	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D:
35	5.250%, 8/15/30 (Pre-refunded 8/15/10) – FSA Insured	8/10 at 100.00	Aaa		37,104
105	5.250%, 8/15/30 (Pre-refunded 8/15/10) – FSA Insured	8/10 at 100.00	Aaa		111,397

1,350	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Health System Obligated Group, Series 1998, 5.000%, 11/01/23 (Pre-refunded 11/01/08) – MBIA Insured	11/08 at 101.00	A2	(4)	1,371,587

5,280	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2000A, 6.050%, 7/01/25 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 101.00	AA	(4)	5,096,467

1,000	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	AA	(4)	1,127,560

500	Greece Central School District, Monroe County, New York, General Obligation Bonds, School District Bonds, Series 1992, 6.000%, 6/15/09 – FGIC Insured (ETM)	No Opt. Call	A2	(4)	517,105

1,295	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 – AMBAC Insured (ETM)	1/09 at 101.00	AA	(4)	1,310,087

500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA		555,995

55	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%, 5/01/30 (Pre-refunded 11/01/11) – MBIA Insured	11/11 at 101.00	Aa1	(4)	60,047
11,240	Total U.S. Guaranteed				11,367,836
	Utilities – 6.0%

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – FSA Insured	No Opt. Call	AAA		3,721,440

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,000	0.000%, 6/01/24 – FSA Insured	No Opt. Call	AAA		963,420
2,000	0.000%, 6/01/25 – FSA Insured	No Opt. Call	AAA		906,340

1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – FSA Insured	9/11 at 100.00	AAA		1,505,385

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
3,300	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–		3,346,332
6,400	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–		6,448,640

250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–		246,683

1,000	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds, Long Island Lighting Company, Series 1995A, 5.300%, 8/01/25 – MBIA Insured (Alternative Minimum Tax)	3/09 at 102.00	AA		994,870
22,450	Total Utilities				18,133,110

Portfolio of Investments (Unaudited)

Nuveen New York Insured Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 3.4%

$405	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2000B, 6.000%, 6/15/33 – MBIA Insured	6/10 at 101.00	AAA	$434,314

3,340	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – MBIA Insured	6/15 at 100.00	AAA	3,432,685

2,105	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – MBIA Insured	6/16 at 100.00	AAA	2,127,860

10	New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund Pooled Revenue Bonds, Series 1990C, 7.200%, 3/15/11 – MBIA Insured	9/08 at 100.00	AA	10,041

4,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – MBIA Insured	6/15 at 100.00	AA	4,087,080
9,860	Total Water and Sewer			10,091,980
$293,892	Total Investments (cost $294,601,549) – 99.1%			297,983,749

	Floating Rate Obligations – (4.3)%			(12,845,000)

	Other Assets Less Liabilities – 5.2%			15,421,217

	Net Assets Applicable to Common Shares – 100%			$300,559,966

As of August 31, 2008, the Fund is primarily invested in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance , for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)

August 31, 2008

	Connecticut	New Jersey	New York	New York Insured
Assets
Investments, at value (cost $348,014,887, $228,387,249, $454,161,481 and $294,601,549, respectively)	$347,762,958	$226,885,080	$455,331,005	$297,983,749
Cash	3,478,308	—	—	4,501,298
Receivables:
Interest	3,947,834	2,649,730	5,730,733	3,271,190
Investments sold	809,333	45,000	2,769,352	7,259,742
Shares sold	612,069	355,700	420,546	1,034,916
Other assets	18,176	65	24,304	33,998
Total assets	356,628,678	229,935,575	464,275,940	314,084,893
Liabilities
Cash overdraft	—	4,680,323	6,890,720	—
Floating rate obligations	16,370,000	—	26,800,000	12,845,000
Payables:
Shares redeemed	236,709	91,206	226,290	105,901
Variation margin on futures contracts	—	17,063	—	—
Accrued expenses:
Management fees	151,035	100,746	189,711	133,250
12b-1 distribution and service fees	82,176	46,321	84,178	31,379
Other	65,307	51,248	121,590	109,469
Dividends payable	554,156	344,859	625,408	299,928
Total liabilities	17,459,383	5,331,766	34,937,897	13,524,927
Net assets	$339,169,295	$224,603,809	$429,338,043	$300,559,966
Class A Shares
Net assets	$262,320,223	$97,236,675	$210,979,815	$89,665,554
Shares outstanding	25,588,450	9,391,508	20,196,093	8,991,457
Net asset value per share	$10.25	$10.35	$10.45	$9.97
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.70	$10.81	$10.90	$10.41
Class B Shares
Net assets	$12,000,975	$13,993,076	$16,683,667	$9,207,943
Shares outstanding	1,171,377	1,350,140	1,597,424	920,624
Net asset value and offering price per share	$10.25	$10.36	$10.44	$10.00
Class C Shares
Net assets	$44,130,518	$29,378,843	$55,101,555	$14,633,641
Shares outstanding	4,306,872	2,846,328	5,273,997	1,465,899
Net asset value and offering price per share	$10.25	$10.32	$10.45	$9.98
Class I Shares (1)
Net assets	$20,717,579	$83,995,215	$146,573,006	$187,052,828
Shares outstanding	2,012,810	8,089,130	14,003,886	18,683,429
Net asset value and offering price per share	$10.29	$10.38	$10.47	$10.01

Net Assets Consist of:
Capital paid-in	$338,573,094	$225,576,889	$426,214,874	$296,548,015
Undistributed (Over-distribution of) net investment income	(281,819)	(36,465)	402,781	(279,475)
Accumulated net realized gain (loss) from investments and derivative transactions	1,129,949	570,219	1,550,864	909,226
Net unrealized appreciation (depreciation) of investments and derivative transactions	(251,929)	(1,506,834)	1,169,524	3,382,200
Net assets	$339,169,295	$224,603,809	$429,338,043	$300,559,966

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Six Months Ended August 31, 2008

	Connecticut	New Jersey	New York	New York Insured
Investment Income	$8,404,545	$5,190,786	$11,428,804	$7,357,159
Expenses
Management fees	889,434	574,182	1,135,047	787,015
12b-1 service fees – Class A	262,476	91,293	215,749	84,074
12b-1 distribution and service fees – Class B	61,925	70,105	86,358	44,892
12b-1 distribution and service fees – Class C	164,067	109,975	204,420	54,878
Shareholders’ servicing agent fees and expenses	62,328	53,530	107,289	84,292
Interest expense on floating rate obligations	179,354	33,981	345,364	200,472
Custodian’s fees and expenses	68,777	23,905	67,556	31,824
Trustees’ fees and expenses	4,713	2,180	4,828	3,225
Professional fees	11,898	9,277	13,456	10,551
Shareholders’ reports – printing and mailing expenses	19,748	16,907	33,333	27,084
Federal and state registration fees	3,768	2,600	5,099	2,531
Other expenses	4,615	3,442	5,068	4,338
Total expenses before custodian fee credit	1,733,103	991,377	2,223,567	1,335,176
Custodian fee credit	(17,815)	(21,597)	(34,143)	(24,517)
Net expenses	1,715,288	969,780	2,189,424	1,310,659
Net investment income	6,689,257	4,221,006	9,239,380	6,046,500
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	101,556	(171,936)	509,840	3,734
Forward swaps	—	334,055	—	—
Futures	—	93,045	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	7,579,807	5,157,591	10,950,033	10,082,246
Forward swaps	—	(283,051)	—	—
Futures	—	(4,665)	—	—
Net realized and unrealized gain (loss)	7,681,363	5,125,039	11,459,873	10,085,980
Net increase (decrease) in net assets from operations	$14,370,620	$9,346,045	$20,699,253	$16,132,480

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

	Connecticut		New Jersey
	Six Months Ended 8/31/08	Year Ended 2/29/08	Six Months Ended 8/31/08	Year Ended 2/29/08
Operations
Net investment income	$6,689,257	$12,271,585	$4,221,006	$7,582,137
Net realized gain (loss) from:
Investments	101,556	604,897	(171,936)	661,159
Forward swaps	—	712,772	334,055	—
Futures	—	(86,560)	93,045	—
Change in net unrealized appreciation (depreciation) of:
Investments	7,579,807	(21,113,260)	5,157,591	(14,597,835)
Forward swaps	—	—	(283,051)	283,051
Futures	—	(48,548)	(4,665)	—
Net increase (decrease) in net assets from operations	14,370,620	(7,659,114)	9,346,045	(6,071,488)
Distributions to Shareholders
From net investment income:
Class A	(5,306,650)	(9,727,430)	(1,824,020)	(3,340,597)
Class B	(212,271)	(531,666)	(233,487)	(506,432)
Class C	(764,887)	(1,416,966)	(497,193)	(960,912)
Class I (1)	(419,371)	(636,722)	(1,692,862)	(2,658,668)
From accumulated net realized gains:
Class A	—	(271,219)	—	(190,700)
Class B	—	(16,261)	—	(35,057)
Class C	—	(46,572)	—	(63,150)
Class I (1)	—	(17,446)	—	(144,707)
Decrease in net assets from distributions to shareholders	(6,703,179)	(12,664,282)	(4,247,562)	(7,900,223)
Fund Share Transactions
Proceeds from sale of shares	34,578,650	75,234,253	40,272,662	38,002,920
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,449,297	6,990,283	2,311,378	5,234,266
	38,027,947	82,224,536	42,584,040	43,237,186
Cost of shares redeemed	(24,515,301)	(44,402,242)	(17,689,536)	(29,879,808)
Net increase (decrease) in net assets from Fund share transactions	13,512,646	37,822,294	24,894,504	13,357,378
Net increase (decrease) in net assets	21,180,087	17,498,898	29,992,987	(614,333)
Net assets at the beginning of period	317,989,208	300,490,310	194,610,822	195,225,155
Net assets at the end of period	$339,169,295	$317,989,208	$224,603,809	$194,610,822
Undistributed (Over-distribution of) net investment income at the end of period	$(281,819)	$(267,897)	$(36,465)	$(9,909)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	New York		New York Insured
	Six Months Ended 8/31/08	Year Ended 2/29/08	Six Months Ended 8/31/08	Year Ended 2/29/08
Operations
Net investment income	$9,239,380	$16,573,477	$6,046,500	$12,461,184
Net realized gain (loss) from:
Investments	509,840	727,563	3,734	1,360,370
Forward swaps	—	482,197	—	123,586
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	10,950,033	(28,113,647)	10,082,246	(22,624,787)
Forward swaps	—	(243,132)	—	—
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	20,699,253	(10,573,542)	16,132,480	(8,679,647)
Distributions to Shareholders
From net investment income:
Class A	(4,476,788)	(7,760,884)	(1,639,303)	(3,442,451)
Class B	(307,331)	(787,288)	(147,395)	(354,690)
Class C	(993,665)	(1,789,834)	(242,944)	(467,808)
Class I (1)	(3,205,600)	(6,192,721)	(3,837,373)	(8,180,499)
From accumulated net realized gains:
Class A	—	(101,244)	—	(300,039)
Class B	—	(11,717)	—	(35,200)
Class C	—	(26,340)	—	(47,559)
Class I (1)	—	(75,589)	—	(673,781)
Decrease in net assets from distributions to shareholders	(8,983,384)	(16,745,617)	(5,867,015)	(13,502,027)
Fund Share Transactions
Proceeds from sale of shares	67,892,412	96,905,965	10,920,113	12,111,480
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,188,436	10,877,431	4,133,721	10,464,344
	73,080,848	107,783,396	15,053,834	22,575,824
Cost of shares redeemed	(52,830,242)	(80,384,604)	(12,181,494)	(38,737,063)
Net increase (decrease) in net assets from Fund share transactions	20,250,606	27,398,792	2,872,340	(16,161,239)
Net increase (decrease) in net assets	31,966,475	79,633	13,137,805	(38,342,913)
Net assets at the beginning of period	397,371,568	397,291,935	287,422,161	325,765,074
Net assets at the end of period	$429,338,043	$397,371,568	$300,559,966	$287,422,161
Undistributed (Over-distribution of) net investment income at the end of period	$402,781	$146,785	$(279,475)	$(458,960)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”), Nuveen New York Municipal Bond Fund (“New York”) and Nuveen New York Insured Municipal Bond Fund (“New York Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Connecticut, New Jersey and New York seek to provide a high level of tax-free income and preservation of capital by investing primarily in diversified portfolios of municipal bonds. Each Fund may also invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” municipal bonds.

New York Insured seeks to provide tax-tree income and preservation of capital. Under normal circumstances 80% of the Fund’s net assets will be invested in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contacts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to Financial Statements (Unaudited) (continued)

Effective August 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the six months ended August 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Insurance

Under normal circumstances, the New York Insured will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims-paying ability rated at least A at the time of purchase by at least one independent rating agency. In addition, the Fund will invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. The Fund will only purchase quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency or are unrated but judged to be of similar credit quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period March 1, 2008, through April 30, 2008, each Fund offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters increases beyond the value of the investments included in the Fund’s Statement of Assets and Liabilities as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At August 31, 2008, none of the Funds had exposure to recourse trusts or credit recovery swaps.

During the six months ended August 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended August 31, 2008, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Average floating rate obligations	$16,370,000	$2,726,087	$31,111,168	$18,312,065
Average annual interest rate and fees	2.17%	2.47%	2.20%	2.17%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the

Notes to Financial Statements (Unaudited) (continued)

Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. New Jersey was the only Fund to invest in forward interest rate swap transactions during the six months ended August 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. New Jersey was the only Fund to invest in futures contracts during the six months ended August 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of SFAS No. 157 “Fair Value Measurements”. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,                 credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of August 31, 2008:

Connecticut	Level 1	Level 2	Level 3	Total
Investments	$—	$347,762,958	$—	$347,762,958

New Jersey	Level 1	Level 2	Level 3	Total
Investments	$—	$226,885,080	$—	$226,885,080
Derivatives*	(4,665)	—	—	(4,665)
Total	$(4,665)	$226,885,080	$—	$226,880,415

New York	Level 1	Level 2	Level 3	Total
Investments	$—	$455,331,005	$—	$455,331,005

New York Insured	Level 1	Level 2	Level 3	Total
Investments	$—	$297,983,749	$—	$297,983,749

* Represents net unrealized appreciation (depreciation).

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

	Connecticut Level 3 Investments	New York Level 3 Investments
Balance as of February 29, 2008	$9,614,404	$3,822,293
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	385,596	177,707
Net purchases at cost (sales at proceeds)	(10,000,000)	(4,000,000)
Net discounts (premiums)	—	—
Net transfers in to (out of) at end of period fair value	—	—
Balance as of August 31, 2008	$—	$—

3. Fund Shares

Transactions in Fund shares were as follows:

	Connecticut
	Six Months Ended 8/31/08		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,303,111	$23,849,202	5,249,462	$55,053,735
Class A – automatic conversion of Class B shares	30,783	317,530	183,345	1,927,896
Class B	9,482	97,106	74,666	784,721
Class C	523,213	5,408,387	901,960	9,454,804
Class I	472,284	4,906,425	761,902	8,013,097
Shares issued to shareholders due to reinvestment of distributions:
Class A	282,372	2,906,739	556,777	5,822,580
Class B	9,490	97,641	27,595	288,788
Class C	34,545	355,328	66,990	699,967
Class I	8,668	89,589	17,027	178,948
	3,673,948	38,027,947	7,839,724	82,224,536
Shares redeemed:
Class A	(1,778,666)	(18,387,781)	(2,668,653)	(27,958,173)
Class B	(142,363)	(1,470,908)	(418,879)	(4,391,268)
Class B – automatic conversion to Class A shares	(30,797)	(317,530)	(183,469)	(1,927,896)
Class C	(206,886)	(2,139,030)	(761,150)	(7,989,314)
Class I	(211,715)	(2,200,052)	(201,979)	(2,135,591)
	(2,370,427)	(24,515,301)	(4,234,130)	(44,402,242)
Net increase (decrease)	1,303,521	$13,512,646	3,605,594	$37,822,294

Notes to Financial Statements (Unaudited) (continued)

	New Jersey
	Six Months Ended 8/31/08		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,740,047	$18,053,533	1,200,321	$12,733,746
Class A – automatic conversion of Class B shares	1,869	19,330	104,508	1,116,510
Class B	20,613	214,778	109,967	1,165,198
Class C	140,066	1,452,117	444,297	4,709,374
Class I	1,967,523	20,532,904	1,715,493	18,278,092
Shares issued to shareholders due to reinvestment of distributions:
Class A	114,948	1,190,659	250,472	2,652,289
Class B	12,327	127,797	29,637	314,137
Class C	25,989	268,359	57,770	609,725
Class I	69,760	724,563	156,151	1,658,115
	4,093,142	42,584,040	4,068,616	43,237,186
Shares redeemed:
Class A	(715,296)	(7,430,984)	(1,104,820)	(11,671,768)
Class B	(121,136)	(1,258,582)	(253,452)	(2,692,889)
Class B – automatic conversion to Class A shares	(1,867)	(19,330)	(104,412)	(1,116,510)
Class C	(140,693)	(1,462,382)	(371,563)	(3,941,542)
Class I	(720,996)	(7,518,258)	(980,787)	(10,457,099)
	(1,699,988)	(17,689,536)	(2,815,034)	(29,879,808)
Net increase (decrease)	2,393,154	$24,894,504	1,253,582	$13,357,378

	New York
	Six Months Ended 8/31/08		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,690,981	$49,063,034	6,376,847	$67,735,318
Class A – automatic conversion of Class B shares	123,975	1,295,956	198,962	2,126,605
Class B	17,529	184,769	78,219	838,120
Class C	718,465	7,529,235	1,082,215	11,554,365
Class I	933,319	9,819,418	1,374,477	14,651,557
Shares issued to shareholders due to reinvestment of distributions:
Class A	224,657	2,348,347	447,670	4,762,536
Class B	14,358	150,062	38,229	407,107
Class C	42,609	445,518	88,401	941,146
Class I	214,323	2,244,509	446,939	4,766,642
	6,980,216	73,080,848	10,131,959	107,783,396
Shares redeemed:
Class A	(3,627,972)	(37,979,843)	(4,932,351)	(52,477,431)
Class B	(196,524)	(2,056,643)	(415,966)	(4,433,842)
Class B – automatic conversion to Class A shares	(123,996)	(1,295,956)	(198,983)	(2,126,605)
Class C	(404,531)	(4,241,828)	(717,845)	(7,655,800)
Class I	(690,895)	(7,255,972)	(1,279,673)	(13,690,926)
	(5,043,918)	(52,830,242)	(7,544,818)	(80,384,604)
Net increase (decrease)	1,936,298	$20,250,606	2,587,141	$27,398,792

	New York Insured
	Six Months Ended 8/31/08		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	955,737	$9,532,003	725,047	$7,369,797
Class A – automatic conversion of Class B shares	16,642	165,050	122,168	1,243,295
Class B	6,674	67,072	48,409	493,844
Class C	74,886	750,760	231,415	2,355,916
Class I	40,478	405,228	63,416	648,628
Shares issued to shareholders due to reinvestment of distributions:
Class A	105,694	1,053,011	266,667	2,709,617
Class B	9,609	96,008	25,276	257,985
Class C	10,962	109,321	24,968	253,783
Class I	287,546	2,875,381	710,326	7,242,959
	1,508,228	15,053,834	2,217,692	22,575,824
Shares redeemed:
Class A	(351,406)	(3,509,096)	(1,568,878)	(15,969,802)
Class B	(40,804)	(409,586)	(283,689)	(2,891,049)
Class B – automatic conversion to Class A shares	(16,592)	(165,050)	(121,832)	(1,243,295)
Class C	(58,747)	(586,547)	(208,281)	(2,131,534)
Class I	(748,380)	(7,511,215)	(1,616,740)	(16,501,383)
	(1,215,929)	(12,181,494)	(3,799,420)	(38,737,063)
Net increase (decrease)	292,299	$2,872,340	(1,581,728)	$(16,161,239)

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended August 31, 2008, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Purchases	$21,449,891	$42,411,040	$69,151,225	$14,214,746
Sales and maturities	16,300,536	15,729,996	53,463,355	26,456,295

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2008, the cost of investments was as follows:

	Connecticut	New Jersey	New York	New York Insured
Cost of investments	$331,523,601	$228,326,080	$427,115,734	$281,722,254

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2008, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Gross unrealized:
Appreciation	$7,196,389	$4,328,840	$9,101,322	$6,565,660
Depreciation	(7,315,083)	(5,769,840)	(7,688,636)	(3,151,059)
Net unrealized appreciation (depreciation) of investments	$(118,694)	$(1,441,000)	$1,412,686	$3,414,601

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2008, the Funds’ last tax year end, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Undistributed net tax-exempt income*	$691,184	$570,527	$1,323,753	$496,066
Undistributed net ordinary income**	722,984	—	507,495	240,880
Undistributed net long-term capital gains	306,928	313,833	533,783	664,611

  * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 8, 2008, paid on March 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 29, 2008, was designated for purposes of the dividends paid deduction as follows:

	Connecticut	New Jersey	New York	New York Insured
Distributions from net tax-exempt income	$12,185,043	$7,433,703	$16,321,915	$12,530,554
Distributions from net ordinary income**	3,111	—	111,641	69
Distributions from net long-term capital gains	348,387	433,614	214,531	1,056,510

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of February 29, 2008, the complex-level fee rate was .1867%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen-sponsored funds in the United States, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen-sponsored funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .75% of the average daily net assets of New York and .975% of the average daily net assets of New York Insured. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended August 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Connecticut	New Jersey	New York	New York Insured
Sales charges collected	$235,131	$70,894	$160,068	$92,513
Paid to financial intermediaries	210,769	62,623	140,104	85,706

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended August 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Connecticut	New Jersey	New York	New York Insured
Commission advances	$123,316	$34,085	$110,948	$60,598

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Connecticut	New Jersey	New York	New York Insured
12b-1 fees retained	$84,430	$69,365	$116,280	$43,808

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2008, as follows:

	Connecticut	New Jersey	New York	New York Insured
CDSC retained	$10,699	$16,610	$22,565	$3,842

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Notes to Financial Statements (Unaudited) (continued)

8. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 2008, to shareholders of record on September 29, 2008, as follows:

	Connecticut	New Jersey	New York	New York Insured
Dividend per share:
Class A	$.0350	$.0345	$.0365	$.0325
Class B	.0285	.0280	.0300	.0265
Class C	.0300	.0295	.0320	.0280
Class I	.0370	.0360	.0385	.0340

Financial Highlights (Unaudited)

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONNECTICUT
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (7/87)
2009(g)	$10.01	$.21	$.24	$.45	$(.21)	$—	$(.21)	$10.25	4.50%
2008	10.67	.42	(.65)	(.23)	(.42)	(.01)	(.43)	10.01	(2.24)
2007	10.65	.42	.05	.47	(.42)	(.03)	(.45)	10.67	4.54
2006(f)	10.77	.44	(.06)	.38	(.45)	(.05)	(.50)	10.65	3.55
2005	10.99	.48	(.18)	.30	(.48)	(.04)	(.52)	10.77	2.89
2004	10.88	.50	.15	.65	(.50)	(.04)	(.54)	10.99	6.21
Class B (2/97)
2009(g)	10.00	.17	.25	.42	(.17)	—	(.17)	10.25	4.22
2008	10.66	.34	(.65)	(.31)	(.34)	(.01)	(.35)	10.00	(2.97)
2007	10.65	.34	.04	.38	(.34)	(.03)	(.37)	10.66	3.67
2006(f)	10.76	.36	(.06)	.30	(.36)	(.05)	(.41)	10.65	2.84
2005	10.98	.40	(.18)	.22	(.40)	(.04)	(.44)	10.76	2.09
2004	10.87	.42	.15	.57	(.42)	(.04)	(.46)	10.98	5.40
Class C (10/93)
2009(g)	10.00	.18	.25	.43	(.18)	—	(.18)	10.25	4.31
2008	10.66	.36	(.65)	(.29)	(.36)	(.01)	(.37)	10.00	(2.80)
2007	10.64	.37	.04	.41	(.36)	(.03)	(.39)	10.66	3.96
2006(f)	10.76	.38	(.06)	.32	(.39)	(.05)	(.44)	10.64	2.98
2005	10.98	.42	(.18)	.24	(.42)	(.04)	(.46)	10.76	2.32
2004	10.87	.44	.15	.59	(.44)	(.04)	(.48)	10.98	5.62
Class I (2/97)(h)
2009(g)	10.05	.22	.24	.46	(.22)	—	(.22)	10.29	4.61
2008	10.71	.44	(.65)	(.21)	(.44)	(.01)	(.45)	10.05	(2.01)
2007	10.70	.45	.04	.49	(.45)	(.03)	(.48)	10.71	4.66
2006(f)	10.82	.47	(.07)	.40	(.47)	(.05)	(.52)	10.70	3.77
2005	11.03	.50	(.17)	.33	(.50)	(.04)	(.54)	10.82	3.16
2004	10.92	.52	.15	.67	(.52)	(.04)	(.56)	11.03	6.36

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$262,320.94		%*	.83	%*	4.03	%*	.94	%*	.83	%*	4.03	%*	.93	%*	.82	%*	4.04	%*	5%
247,654	1.07		.81		3.96		1.07		.81		3.96		1.06		.80		3.98		16
228,582	1.12		.83		4.00		1.12		.83		4.00		1.11		.82		4.01		14
225,785	1.05		.83		4.13		1.05		.83		4.13		1.04		.82		4.14		12
221,463.83			.83		4.45		.83		.83		4.45		.83		.83		4.45		8
227,787.85			.85		4.60		.85		.85		4.60		.84		.84		4.60		8

12,001	1.69	*	1.58	*	3.28	*	1.69	*	1.58	*	3.28	*	1.68	*	1.57	*	3.29	*	5
13,256	1.82		1.56		3.21		1.82		1.56		3.21		1.81		1.55		3.22		16
19,462	1.87		1.58		3.25		1.87		1.58		3.25		1.86		1.57		3.27		14
24,816	1.80		1.58		3.38		1.80		1.58		3.38		1.79		1.57		3.39		12
29,587	1.58		1.58		3.70		1.58		1.58		3.70		1.58		1.58		3.70		8
31,678	1.60		1.60		3.85		1.60		1.60		3.85		1.59		1.59		3.85		8

44,131	1.49	*	1.38	*	3.47	*	1.49	*	1.38	*	3.47	*	1.48	*	1.37	*	3.49	*	5
39,561	1.62		1.36		3.41		1.62		1.36		3.41		1.61		1.35		3.43		16
39,949	1.67		1.38		3.45		1.67		1.38		3.45		1.66		1.37		3.46		14
38,228	1.60		1.38		3.58		1.60		1.38		3.58		1.59		1.37		3.59		12
35,767	1.38		1.38		3.90		1.38		1.38		3.90		1.38		1.38		3.90		8
41,194	1.40		1.40		4.05		1.40		1.40		4.05		1.39		1.39		4.05		8

20,718.74		*	.63	*	4.22	*	.74	*	.63	*	4.22	*	.73	*	.62	*	4.24	*	5
17,518.87			.61		4.17		.87		.61		4.17		,.86		.60		4.18		16
12,497.92			.63		4.19		.92		.63		4.19		.91		.62		4.20		14
4,403.85			.63		4.33		.85		.63		4.33		.84		.62		4.34		12
3,666.63			.63		4.65		.63		.63		4.65		.63		.63		4.65		8
4,005.65			.65		4.79		.65		.65		4.79		.64		.64		4.80		8

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Each Ratio of Expenses Including Interest to Average Net Assets and the Portfolio Turnover Rate for the fiscal year ended February 28, 2006, in the above table have been restated to give effect to recording the self-deposited inverse floaters as financing transactions.
(g)	For the six months ended August 31, 2008.
(h)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW JERSEY
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009(f)	$10.09	$.21	$.26	$.47	$(.21)	$—	$(.21)	$10.35	4.64%
2008	10.82	.42	(.72)	(.30)	(.41)	(.02)	(.43)	10.09	(2.82)
2007	10.78	.42	.04	.46	(.41)	(.01)	(.42)	10.82	4.44
2006	10.85	.43	(.02)	.41	(.44)	(.04)	(.48)	10.78	3.89
2005	10.97	.45	(.11)	.34	(.46)	—	(.46)	10.85	3.20
2004	10.79	.46	.18	.64	(.46)	—	(.46)	10.97	6.07
Class B (2/97)
2009(f)	10.10	.17	.26	.43	(.17)	—	(.17)	10.36	4.24
2008	10.83	.34	(.72)	(.38)	(.33)	(.02)	(.35)	10.10	(3.58)
2007	10.78	.34	.05	.39	(.33)	(.01)	(.34)	10.83	3.72
2006	10.85	.35	(.02)	.33	(.36)	(.04)	(.40)	10.78	3.09
2005	10.96	.37	(.11)	.26	(.37)	—	(.37)	10.85	2.49
2004	10.78	.38	.17	.55	(.37)	—	(.37)	10.96	5.26
Class C (9/94)
2009(f)	10.05	.18	.27	.45	(.18)	—	(.18)	10.32	4.46
2008	10.79	.36	(.73)	(.37)	(.35)	(.02)	(.37)	10.05	(3.47)
2007	10.75	.36	.04	.40	(.35)	(.01)	(.36)	10.79	3.87
2006	10.82	.37	(.02)	.35	(.38)	(.04)	(.42)	10.75	3.33
2005	10.94	.39	(.11)	.28	(.40)	—	(.40)	10.82	2.63
2004	10.76	.40	.18	.58	(.40)	—	(.40)	10.94	5.50
Class I (2/92)(g)
2009(f)	10.11	.22	.27	.49	(.22)	—	(.22)	10.38	4.82
2008	10.85	.44	(.73)	(.29)	(.43)	(.02)	(.45)	10.11	(2.74)
2007	10.80	.44	.05	.49	(.43)	(.01)	(.44)	10.85	4.70
2006	10.87	.45	(.02)	.43	(.46)	(.04)	(.50)	10.80	4.06
2005	10.98	.48	(.12)	.36	(.47)	—	(.47)	10.87	3.46
2004	10.80	.48	.17	.65	(.47)	—	(.47)	10.98	6.24

See accompanying notes to financial statements.

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$97,237.86		%*	.83	%*	3.93	%*	.86	%*	.83	%*	3.93	%*	.84	%*	.81	%*	3.95	%*	7%
83,210.96			.84		3.91		.96		.84		3.91		.94		.82		3.93		11
84,421	1.00		.86		3.88		1.00		.86		3.88		.98		.84		3.90		7
80,009.86			.86		3.96		.86		.86		3.96		.85		.85		3.97		15
73,687.88			.88		4.22		.88		.88		4.22		.87		.87		4.23		15
77,021.90			.90		4.26		.90		.90		4.26		.89		.89		4.27		17

13,993	1.61	*	1.58	*	3.18	*	1.61	*	1.58	*	3.18	*	1.59	*	1.56	*	3.20	*	7
14,539	1.71		1.59		3.16		1.71		1.59		3.16		1.69		1.57		3.18		11
17,960	1.75		1.61		3.13		1.75		1.61		3.13		1.73		1.59		3.15		7
21,908	1.61		1.61		3.21		1.61		1.61		3.21		1.60		1.60		3.22		15
25,273	1.63		1.63		3.47		1.63		1.63		3.47		1.62		1.62		3.48		15
27,140	1.65		1.65		3.51		1.65		1.65		3.51		1.64		1.64		3.52		17

29,379	1.41	*	1.38	*	3.38	*	1.41	*	1.38	*	3.38	*	1.39	*	1.36	*	3.40	*	7
28,363	1.51		1.39		3.37		1.51		1.39		3.37		1.49		1.37		3.38		11
29,028	1.55		1.41		3.33		1.55		1.41		3.33		1.53		1.39		3.35		7
28,068	1.41		1.41		3.41		1.41		1.41		3.41		1.40		1.40		3.42		15
27,914	1.43		1.43		3.67		1.43		1.43		3.67		1.42		1.42		3.68		15
28,226	1.45		1.45		3.72		1.45		1.45		3.72		1.44		1.44		3.73		17

83,995.66		*	.63	*	4.13	*	.66	*	.63	*	4.13	*	.64	*	.61	*	4.15	*	7
68,499.76			.64		4.11		.76		.64		4.11		.74		.62		4.13		11
63,816.80			.66		4.08		.80		.66		4.08		.78		.64		4.10		7
43,455.67			.67		4.16		.67		.67		4.16		.65		.65		4.17		15
43,464.68			.68		4.42		.68		.68		4.42		.67		.67		4.43		15
45,807.70			.70		4.46		.70		.70		4.46		.69		.69		4.47		17

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	For the six months ended August 31, 2008.
(g)	Effective May 1, 2008, Class R Shares renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW YORK
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009(g)	$10.15	$.23	$.29	$.52	$(.22)	$—	$(.22)	$10.45	5.13%
2008	10.86	.44	(.70)	(.26)	(.44)	(.01)	(.45)	10.15	(2.53)
2007	10.84	.45	.02	.47	(.44)	(.01)	(.45)	10.86	4.44
2006(f)	10.93	.47	(.05)	.42	(.46)	(.05)	(.51)	10.84	3.88
2005	11.10	.50	(.17)	.33	(.50)	—	(.50)	10.93	3.12
2004	10.88	.52	.22	.74	(.52)	—	(.52)	11.10	6.94
Class B (2/97)
2009(g)	10.14	.19	.29	.48	(.18)	—	(.18)	10.44	4.74
2008	10.86	.36	(.71)	(.35)	(.36)	(.01)	(.37)	10.14	(3.34)
2007	10.84	.37	.02	.39	(.36)	(.01)	(.37)	10.86	3.69
2006(f)	10.94	.39	(.06)	.33	(.38)	(.05)	(.43)	10.84	3.05
2005	11.11	.42	(.17)	.25	(.42)	—	(.42)	10.94	2.38
2004	10.90	.44	.21	.65	(.44)	—	(.44)	11.11	6.07
Class C (9/94)
2009(g)	10.15	.20	.29	.49	(.19)	—	(.19)	10.45	4.86
2008	10.87	.39	(.71)	(.32)	(.39)	(.01)	(.40)	10.15	(3.12)
2007	10.85	.39	.02	.41	(.38)	(.01)	(.39)	10.87	3.92
2006(f)	10.95	.41	(.06)	.35	(.40)	(.05)	(.45)	10.85	3.27
2005	11.12	.44	(.16)	.28	(.45)	—	(.45)	10.95	2.60
2004	10.91	.46	.22	.68	(.47)	—	(.47)	11.12	6.30
Class I (12/86)(h)
2009(g)	10.17	.24	.29	.53	(.23)	—	(.23)	10.47	5.24
2008	10.88	..47	(.71)	(.24)	(.46)	(.01)	(.47)	10.17	(2.31)
2007	10.86	.47	.02	.49	(.46)	(.01)	(.47)	10.88	4.66
2006(f)	10.96	.49	(.06)	.43	(.48)	(.05)	(.53)	10.86	4.01
2005	11.13	.52	(.17)	.35	(.52)	—	(.52)	10.96	3.34
2004	10.91	.54	.23	.77	(.55)	—	(.55)	11.13	7.06

See accompanying notes to financial statements.

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$210,980.99		%*	.83	%*	4.27	%*	.99	%*	.83	%*	4.27	%*	.97	%*	.81	%*	4.28	%*	12%
190,598	1.12		.83		4.13		1.12		.83		4.13		1.11		.82		4.14		17
181,313	1.14		.84		4.15		1.14		.84		4.15		1.13		.83		4.17		9
159,947	1.08		.84		4.29		1.08		.84		4.29		1.06		.82		4.31		12
127,502.86			.86		4.59		.86		.86		4.59		.85		.85		4.60		8
122,569.88			.88		4.76		.88		.88		4.76		.88		.88		4.76		12

16,684	1.74	*	1.58	*	3.51	*	1.74	*	1.58	*	3.51	*	1.72	*	1.56	*	3.53	*	12
19,133	1.87		1.58		3.38		1.87		1.58		3.38		1.86		1.57		3.39		17
25,898	1.89		1.59		3.41		1.89		1.59		3.41		1.88		1.58		3.42		9
31,620	1.83		1.59		3.54		1.83		1.59		3.54		1.81		1.57		3.56		12
36,125	1.61		1.61		3.84		1.61		1.61		3.84		1.60		1.60		3.85		8
41,579	1.63		1.63		4.01		1.63		1.63		4.01		1.63		1.63		4.01		12

55,102	1.54	*	1.38	*	3.72	*	1.54	*	1.38	*	3.72	*	1.53	*	1.37	*	3.73	*	12
49,910	1.67		1.38		3.58		1.67		1.38		3.58		1.66		1.37		3.60		17
48,525	1.69		1.39		3.60		1.69		1.39		3.60		1.68		1.38		3.62		9
42,934	1.63		1.39		3.74		1.63		1.39		3.74		1.61		1.37		3.76		12
37,221	1.41		1.41		4.04		1.41		1.41		4.04		1.40		1.40		4.05		8
35,832	1.43		1.43		4.21		1.43		1.43		4.21		1.43		1.43		4.21		12

146,573.79		*	.63	*	4.47	*	.79	*	.63	*	4.47	*	.77	*	.61	*	4.48	*	12
137,731.92			.63		4.33		.92		.63		4.33		.91		.62		4.34		17
141,556.94			.64		4.35		.94		.64		4.35		.93		.63		4.37		9
137,680.88			.64		4.49		.88		.64		4.49		.86		.62		4.51		12
139,964.66			.66		4.79		.66		.66		4.79		.65		.65		4.80		8
150,963.68			.68		4.96		.68		.68		4.96		.68		.68		4.96		12

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Each Ratio of Expenses Including Interest to Average Net Assets and the Portfolio Turnover Rate for the fiscal year ended February 28, 2006, in the above table have been restated to give effect to recording the self-deposited inverse floaters as financing transactions.
(g)	For the six months ended August 31, 2008.
(h)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW YORK INSURED
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009(f)	$9.63	$.20	$.34	$.54	$(.20)	$—	$(.20)	$9.97	5.57%
2008	10.37	.40	(.71)	(.31)	(.40)	(.03)	(.43)	9.63	(3.07)
2007	10.41	.40	—	.40	(.40)	(.04)	(.44)	10.37	4.02
2006	10.71	.42	(.09)	.33	(.42)	(.21)	(.63)	10.41	3.19
2005	10.98	.45	(.18)	.27	(.45)	(.09)	(.54)	10.71	2.59
2004	10.92	.46	.21	.67	(.47)	(.14)	(.61)	10.98	6.37
Class B (2/97)
2009(f)	9.66	.16	.34	.50	(.16)	—	(.16)	10.00	5.17
2008	10.40	.32	(.71)	(.39)	(.32)	(.03)	(.35)	9.66	(3.79)
2007	10.44	.33	(.01)	.32	(.32)	(.04)	(.36)	10.40	3.23
2006	10.73	.34	(.09)	.25	(.33)	(.21)	(.54)	10.44	2.47
2005	11.00	.37	(.18)	.19	(.37)	(.09)	(.46)	10.73	1.79
2004	10.93	.38	.22	.60	(.39)	(.14)	(.53)	11.00	5.64
Class C (9/94)
2009(f)	9.64	.17	.34	.51	(.17)	—	(.17)	9.98	5.27
2008	10.37	.34	(.70)	(.36)	(.34)	(.03)	(.37)	9.64	(3.54)
2007	10.42	.35	(.02)	.33	(.34)	(.04)	(.38)	10.37	3.31
2006	10.71	.36	(.08)	.28	(.36)	(.21)	(.57)	10.42	2.70
2005	10.98	.39	(.18)	.21	(.39)	(.09)	(.48)	10.71	2.02
2004	10.92	.40	.21	.61	(.41)	(.14)	(.55)	10.98	5.78
Class I (12/86)(g)
2009(f)	9.67	.21	.33	.54	(.20)	—	(.20)	10.01	5.65
2008	10.40	.42	(.70)	(.28)	(.42)	(.03)	(.45)	9.67	(2.79)
2007	10.45	.42	(.01)	.41	(.42)	(.04)	(.46)	10.40	4.08
2006	10.74	.44	(.08)	.36	(.44)	(.21)	(.65)	10.45	3.45
2005	11.00	.47	(.17)	.30	(.47)	(.09)	(.56)	10.74	2.85
2004	10.94	.49	.20	.69	(.49)	(.14)	(.63)	11.00	6.53

See accompanying notes to financial statements.

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$89,666.97		%*	.84	%*	3.95	%*	.97	%*	.84	%*	3.95	%*	.95	%*	.82	%*	3.97	%*	5%
79,593	1.08		.84		3.89		1.08		.84		3.89		1.07		.83		3.90		13
90,400	1.03		.85		3.89		1.03		.85		3.89		1.02		.84		3.90		9
90,706.84			.84		3.93		.84		.84		3.93		.83		.83		3.94		22
87,032.85			.85		4.17		.85		.85		4.17		.85		.85		4.18		12
78,526.86			.86		4.28		.86		.86		4.28		.86		.86		4.28		10

9,208	1.72	*	1.59	*	3.20	*	1.72	*	1.59	*	3.20	*	1.70	*	1.57	*	3.22	*	5
9,290	1.83		1.59		3.14		1.83		1.59		3.14		1.82		1.58		3.15		13
13,447	1.78		1.60		3.14		1.78		1.60		3.14		1.77		1.59		3.15		9
17,871	1.59		1.59		3.17		1.59		1.59		3.17		1.58		1.58		3.18		22
22,881	1.60		1.60		3.42		1.60		1.60		3.42		1.60		1.60		3.42		12
27,104	1.61		1.61		3.53		1.61		1.61		3.53		1.61		1.61		3.53		10

14,634	1.52	*	1.39	*	3.40	*	1.52	*	1.39	*	3.40	*	1.50	*	1.37	*	3.42	*	5
13,870	1.63		1.39		3.34		1.63		1.39		3.34		1.62		1.38		3.35		13
14,426	1.58		1.40		3.34		1.58		1.40		3.34		1.57		1.39		3.35		9
15,783	1.39		1.39		3.37		1.39		1.39		3.37		1.38		1.38		3.38		22
17,470	1.40		1.40		3.62		1.40		1.40		3.62		1.40		1.40		3.63		12
21,246	1.42		1.42		3.73		1.42		1.42		3.73		1.41		1.41		3.73		10

187,053.77		*	.64	*	4.15	*	.77	*	.64	*	4.15	*	.75	*	.62	*	4.17	*	5
184,670.88			.64		4.09		.88		.64		4.09		.87		.63		4.10		13
207,492.83			.65		4.09		.83		.65		4.09		.82		.64		4.10		9
220,883.64			.64		4.13		.64		.64		4.13		.63		.63		4.13		22
237,657.65			.65		4.37		.65		.65		4.37		.65		.65		4.37		12
258,263.66			.66		4.48		.66		.66		4.48		.66		.66		4.48		10

*	Annualized
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	For the six months ended August 31, 2008.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees and expenses), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest

Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general “other states” category for uninsured open-end state municipal funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability

Annual Investment Management Agreement Approval Process (continued)

information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MSA-MS3-0808D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report August 31, 2008	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.

SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

IT’S FAST, EASY & FREE:

www.investordelivery.com

if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You’ll need it to complete the enrollment process.)

OR

www.nuveen.com/accountaccess

if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are watching the current unprecedented and distressing market developments closely. While we believe these Funds are positioned well for the long term, we understand these are trying times for many investors. We appreciate the patience you have shown as we’ve worked to manage your investment through this stressful period.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

October 21, 2008

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen California High

Yield Municipal Bond Fund, the Nuveen California Municipal Bond Fund, and the Nuveen California

Insured Municipal Bond Fund

Portfolio managers John Miller, Johnathan N. Wilhelm, and Scott Romans examine key investment strategies and the performance of the Nuveen California High Yield Municipal Bond Fund, the Nuveen California Municipal Bond Fund, and the Nuveen California Insured Municipal Bond Fund. John Miller, who has 15 years of investment experience, has managed the Nuveen California High Yield Municipal Bond Fund since its inception in 2006, while John Wilhelm, who has 18 years of investment experience, joined the Fund in March 2007. Scott Romans, who has 8 years of investment experience, has managed the Nuveen California Municipal Bond Fund since 2003 and the Nuveen California Insured Municipal Bond Fund since 2005.

How did the Funds perform during the six- month period?

The chart on page 3 provides total return performance information for the Funds for the six-month, one-year, five-year and ten-year periods ended August 31, 2008. It compares that performance with each Fund’s corresponding Lipper peer fund category averages, the appropriate national and California-specific Lehman Brothers indexes and the Standard & Poor’s (S&P) National Municipal Bond Index and S&P California Municipal Bond Index. The past six months provided a favorable backdrop for the Funds – especially the High Yield Fund – as the municipal market hit a low immediately before the start of the period on March 1, 2008.

At the start of the period, the municipal bond market was emerging from a very difficult investing environment, characterized by tremendous volatility and reduced liquidity. Market conditions stabilized somewhat as the period progressed, and this set the stage for improved performance during the period covered by this report.

Nuveen California High Yield Municipal Bond Fund

During the six-month reporting period, the Class A Shares at net asset value of the Nuveen High Yield Municipal Bond Fund outperformed its peer group average, the Lipper California Municipal Debt Funds Category Average, as well as the national Lehman Brothers Municipal Bond Index and the state-specific Lehman Brothers California Municipal Bond Index. The Fund also outperformed both the national S&P Municipal Bond Index and the S&P California Municipal Bond Index during the period.

One of the key factors adding to our performance was the Fund’s relatively long duration, meaning its sensitivity to changes in interest rates. We had a healthy exposure to bonds with maturities of fifteen to thirty years. This focus on longer-term debt made our portfolio more-sensitive to the municipal market’s relatively solid performance during the period covered by this report. When the period began, tax-exempt debt was quite inexpensive compared to Treasuries, given the municipal market’s liquidity challenges. Over the past six months, tax-exempt bonds remained attractively valued but closed the performance gap substantially, with yield spreads narrowing as liquidity returned to the municipal marketplace.

To mitigate the portfolio’s longer-than-desired duration we shorted Treasury bond futures in order to reduce the portfolio’s average duration. As the municipal bond market strengthened relative to the Treasury bond market, it provided a favorable impact on the Fund’s performance.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Semi-Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 8/31/08

	Cumulative	Annualized
	6-Month	1-Year	5-Year	10-Year
Nuveen California High Yield Municipal Bond Fund
A Shares at NAV	6.75%	-4.80%	N/A	N/A
A Shares at Offer	2.28%	-8.84%	N/A	N/A
Lipper California Municipal Debt Funds Category Average[1]	4.82%	1.24%	3.66%	3.82%
Lehman Brothers Municipal Bond Index[2]	5.12%	4.50%	4.44%	4.88%
Lehman Brothers California Municipal Bond Index[2]	5.36%	3.94%	4.70%	4.87%
Lehman Brothers High Yield Municipal Bond Index[3]	0.68%	-4.37%	6.34%	4.83%
S&P National Municipal Bond Index[4]	5.81%	3.85%	4.57%	4.81%
S&P California Municipal Bond Index[4]	5.98%	3.93%	4.87%	4.79%

Nuveen California Municipal Bond Fund
A Shares at NAV	5.31%	1.78%	4.03%	3.74%
A Shares at Offer	0.85%	-2.49%	3.14%	3.29%
Lipper California Municipal Debt Funds Category Average[1]	4.82%	1.24%	3.66%	3.82%
Lehman Brothers Municipal Bond Index[2]	5.12%	4.50%	4.44%	4.88%
Lehman Brothers California Municipal Bond Index[2]	5.36%	3.94%	4.70%	4.87%
S&P National Municipal Bond Index[4]	5.81%	3.85%	4.57%	4.81%
S&P California Municipal Bond Index[4]	5.98%	3.93%	4.87%	4.79%

	Cumulative	Annualized
	6-Month	1-Year	5-Year	10-Year

Nuveen California Insured Municipal Bond Fund
A Shares at NAV	5.26%	1.44%	3.34%	3.87%
A Shares at Offer	0.85%	-2.83%	2.46%	3.42%
Lipper Single-State Insured Municipal Debt Funds Category Average[1]	4.94%	3.30%	3.34%	3.86%
Lehman Brothers Municipal Bond Index[2]	5.12%	4.50%	4.44%	4.88%
Lehman Brothers California Insured Municipal Bond Index[2]	5.81%	3.67%	4.45%	4.87%
S&P National Municipal Bond Index[4]	5.81%	3.85%	4.57%	4.81%
S&P California Municipal Bond Index[4]	5.98%	3.93%	4.87%	4.79%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories for the period ended August 31, 2008. The Lipper California Municipal Debt Funds Category Average contained 123, 116, 100 and 71 funds and the Lipper Single-State Insured Municipal Debt Funds Category Average contained 89, 87, 84 and 89 funds for the six-month, one-, five- and ten-year periods, respectively, for the period ended August 31, 2008. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers California Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt California bonds with maturities of two years or greater. The Lehman Brothers California Insured Municipal Bond Index is comprised of insured California municipal bond issues. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Lehman Brothers High Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody’s Investors Service and below BBB by Standard & Poor’s or Fitch Ratings). Results for the Lehman indexes do not reflect any expenses. An index is not available for direct investment.

4	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market. The S&P California Municipal Bond Index is an unleveraged market value weighted index designed to measure the performance and the investment-grade municipal bond market.

Semi-Annual Report    Page 3

Nuveen California Municipal Bond Fund

The Nuveen California Municipal Bond Fund’s Class A shares at net asset value outperformed the Lipper California Municipal Debt Funds Category Average, as well as the national Lehman Brothers Municipal Bond Index. The Fund performed roughly in line with the state-specific Lehman Brothers California Municipal Bond Index while trailing both the national S&P Municipal Bond Index and the S&P California Municipal Bond Index during the period.

The Fund’s duration positioning added modestly to our performance, as being slightly more exposed to interest rate changes was a positive in a generally favorable rate environment for municipal bonds. Good individual security selection among BBB-rated and nonrated bonds helped as well, although being overweighted overall in lower-rated issues – including tobacco and industrial development revenue bonds – tempered the credit-related outperformance.

Further performance contributions came from favorable sector allocations, with overweightings in various categories – including A-rated health care issues, A-rated public power bonds, and single-family housing debt – all adding to results. In contrast, being underexposed to the strong-performing education bond sector was a negative, despite good performance from some individual portfolio holdings in this group.

Also detracting was security selection among our AAA-rated holdings. Specifically, we were exposed to bonds backed by XLCA and other AAA-rated municipal insurers with weaker credit quality. As concerns grew about these insurers, the bonds began trading in line with the credit quality of the underlying issuers, as opposed to that of the insurance companies. Our allocation to pre-refunded bonds hampered results as well, as their very short durations were a negative factor for performance.

Nuveen California Insured Municipal Bond Fund

The Class A shares at net asset value of the Nuveen California Insured Municipal Bond Fund outperformed their Lipper peer group average – the

Lipper Single-State Insured Municipal Debt Funds Category Average – and the national Lehman Brothers Municipal Bond Index, while trailing the state-specific Lehman Brothers index and the national S&P Municipal Bond Index and the S&P California Municipal Bond Index during the period.

Yield curve positioning was a significant positive for performance. As interest rates fell across the board in the municipal bond market, we benefited from our relatively large exposure to longer-duration securities and our much-smaller allocation to shorter-duration issues.

On the negative side, we were exposed to various municipal bonds backed by lower-quality insurance companies. For example, MBIA, one of the weakest-performing insurers over the past six months, saw its credit rating downgraded in June. We had a relatively large weighting in MBIA-backed bonds, many of which were lower-rated. These bonds saw their prices fall as they began to trade in line with the underlying credit quality of the issuers, rather than the insurance companies. Further detracting was our modest exposure to bonds insured by Financial Security Assurance (FSA), whose credit quality remained strong and which performed quite well relative to the rest of the insured municipal bond universe.

What strategies were used to manage the Funds?

Nuveen California High Yield Municipal Bond Fund

Volatility opened up a number of investment opportunities among high-yield municipal bonds. We continued to take advantage of inefficiencies in the market created by this volatility. Given investors’ high degree of risk aversion in recent months, we believed that many fundamentally sound bonds had fallen in price well below their true values and offered our shareholders attractive long-term return potential.

We continued to focus on keeping the Fund sufficiently diversified. Much of the high-yield tax-exempt issuance coming to market in

Semi-Annual Report    Page 4

California consists of special-taxing-district bonds. Because of ongoing challenges and the likelihood of a difficult road ahead for the property markets, we felt it was prudent to limit exposure to this real-estate-backed debt and instead focus investment activity on essential-service bonds, including lower- rated hospital and education-related issues. We regularly favor essential service bonds because they tend to be defensive and, because they are vital to the communities they serve, are better-positioned to perform well in a challenging economy. In contrast, we sold some of our exposure to airline-backed bonds – sales that proved well-timed, given those securities’ subsequent downturn in a tough environment for airline companies.

Each Fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Any such borrowings are intended to be temporary, but under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings may be outstanding for longer periods of time. The Funds each have a policy not to borrow an amount in excess of 5% of net assets. However, from time to time a Fund may borrow more than that amount for the above-mentioned purposes. Borrowing, especially in excess of 5% of net assets, causes the leveraging of the portfolio, exaggerates changes in the net asset value of a Fund’s shares and may impact a Fund’s net income. The Nuveen California High Yield Municipal Bond Fund borrowed in excess of 5% of its net assets at certain times during the reporting period, and at period-end had outstanding borrowings equal to 5.9% of its net assets.

Nuveen California Municipal Bond Fund

As a result of the municipal market’s volatility, we found it an excellent time to invest opportunistically. We bought what we believed were fundamentally strong bonds offering unusually good long-term values for our shareholders. Many of our purchases were of lower-investment-grade-rated bonds. Early in the period, for example, we added a Puerto Rico bond issue following a major market downturn just before the start of the reporting period. These securities were yielding more than 6 percent – the highest yield we’ve seen in many years for an investment-grade bond. Throughout the period, we also selectively took advantage of high-yield purchase opportunities whose reward potential we believed outweighed their added credit risk.

Other purchases included a variety of AA-rated and A-rated health care bonds being issued to refinance outstanding auction-rate securities. Health care is a sector in which Nuveen has significant depth of research experience, so we felt confident in our ability to uncover good values for our shareholders in this part of the market. To fund our purchases, we relied on new fund inflows as well as the proceeds of bond calls. In addition, we sold some very short-dated paper, which in our view offered less attractive future total-return prospects.

Nuveen California Insured Municipal Bond Fund

Following the recent credit rating downgrades of various municipal bond insurers – including MBIA, whose rating fell during the period – we found fewer attractive investment opportunities in the California insured municipal market. Thus, purchasing activity was relatively limited, though we did buy some bonds backed by insurer FSA that were trading at relatively high yields. One noteworthy area of new investment was to buy some insured AAA-rated bonds issued to refinance outstanding high-interest auction-rate debt.

While portfolio changes were modest, we were relatively comfortable with the Fund’s overall positioning and succeeded in maintaining our duration and yield curve positioning within target ranges. In our view, the portfolio was broadly diversified and well-structured, enabling us to make opportunistic purchases as we found attractively valued bonds with strong underlying credit quality.

Semi-Annual Report    Page 5

Recent Developments in the Current Market Environment

After the close of the reporting period, the nations’ financial institutions and financial markets – including the municipal bond market – have experienced significant turmoil. Reductions in demand have decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this has generally reduced the Funds’ net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital and during the recent market turmoil in which these firms’ capital was severely constrained, these firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Compounding the situation was the fact that this reduction in demand was accompanied by significant selling pressure, particularly with respect to lower-rated municipal bonds, as institutional investors were generally removing money from the municipal bond market. The selling pressure created by institutional investors was at least in part caused by their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage ratios that had recently increased due to the decline in municipal bond prices. Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging would cause selling pressure to persist for a period of time.

Recent Developments Regarding Bond Insurance Companies

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, FGIC, MBIA, and XLCA experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers on “negative outlook” or “negative credit watch,” which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies – especially those bonds with weaker underlying credits – declined, detracting from the Funds’ performance. However, on the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend Information

During the reporting period, there were no dividend changes to the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund. The Class B and Class C shares of the Nuveen California High Yield Municipal Bond Fund experienced one dividend increase in May 2008. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of August 31, 2008, all three Funds had a positive UNII balance, based upon our best estimate, for tax purposes. The California Fund had a negative UNII balance while the California High Yield and the California Insured Funds had positive UNII balances for financial statement purposes.

Semi-Annual Report    Page 6

Fund Spotlight as of 8/31/08 Nuveen California High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NCHAX	NCHBX	NCHCX	NCHRX
NAV	$8.57	$8.56	$8.57	$8.57
Latest Monthly Dividend[2]	$0.0375	$0.0320	$0.0335	$0.0390
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0002	$0.0002	$0.0002	$0.0002
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 8/31/08

A Shares	NAV	Offer
1-Year	-4.80%	-8.84%
Since Inception	-1.82%	-3.55%

B Shares	w/o CDSC	w/CDSC
1-Year	-5.56%	-9.18%
Since Inception	-2.60%	-4.08%

C Shares	NAV
1-Year	-5.36%
Since Inception	-2.38%

I Shares	NAV
1-Year	-4.60%
Since Inception	-1.65%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	5.25%	5.03%
30-Day Yield[4]	5.33%	—
SEC 30-Day Yield[4,5]	—	5.10%
Taxable-Equivalent Yield[5,6]	8.16%	7.81%

B Shares	NAV
Dividend Yield[4]	4.49%
30-Day Yield[4]	4.59%
Taxable-Equivalent Yield[6]	7.03%

C Shares	NAV
Dividend Yield[4]	4.69%
30-Day Yield[4]	4.78%
Taxable-Equivalent Yield[6]	7.32%

I Shares	NAV
Dividend Yield[4]	5.46%
SEC 30-Day Yield[4]	5.54%
Taxable-Equivalent Yield[6]	8.48%

Average Annual Total Returns as of 9/30/08

A Shares	NAV	Offer
1-Year	-13.28%	-16.93%
Since Inception	-4.77%	-6.39%

B Shares	w/o CDSC	w/CDSC
1-Year	-13.88%	-17.18%
Since Inception	-5.48%	-6.87%

C Shares	NAV
1-Year	-13.60%
Since Inception	-5.26%

I Shares	NAV
1-Year	-13.10%
Since Inception	-4.60%

Portfolio Statistics
Net Assets ($000)	$61,064
Average Effective Maturity on Securities (Years)	26.45
Average Duration	13.74

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.43%	1.32%	2/29/08
Class B	2.18%	2.07%	2/29/08
Class C	1.97%	1.87%	2/29/08
Class I	1.21%	1.12%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through June 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid September 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2008.

3	Paid November 13, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

Semi-Annual Report    Page 7

Fund Spotlight as of 8/31/08 Nuveen California High Yield Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	33.9%
Health Care	17.9%
Education and Civic Organizations	16.6%
Housing/Multifamily	6.7%
Industrials	6.0%
Consumer Discretionary	4.7%
Other	14.2%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA and XLCA as of August 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total Investments, excluding derivative transactions, as of August 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/08)	$1,067.50	$1,063.40	$1,064.40	$1,068.60	$1,020.01	$1,016.28	$1,017.24	$1,021.07
Expenses Incurred During Period	$5.37	$9.21	$8.22	$4.28	$5.24	$9.00	$8.03	$4.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.03%, 1.77%, 1.58% and ..82% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 8

Fund Spotlight as of 8/31/08 Nuveen California Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NCAAX	NCBBX	NCACX	NCSPX
NAV	$9.79	$9.79	$9.77	$9.78
Latest Monthly Dividend[2]	$0.0355	$0.0295	$0.0310	$0.0375
Inception Date	9/07/94	3/07/97	9/19/94	7/01/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 8/31/08
A Shares	NAV	Offer
1-Year	1.78%	-2.49%
5-Year	4.03%	3.14%
10-Year	3.74%	3.29%
B Shares	w/o CDSC	w/CDSC
1-Year	1.13%	-2.78%
5-Year	3.28%	3.11%
10-Year	3.13%	3.13%
C Shares	NAV
1-Year	1.23%
5-Year	3.47%
10-Year	3.17%
I Shares	NAV
1-Year	2.03%
5-Year	4.25%
10-Year	3.95%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.35%	4.17%
30-Day Yield[3]	4.23%	—
SEC 30-Day Yield[3,4]	—	4.05%
Taxable-Equivalent Yield[4,5]	6.48%	6.20%
B Shares	NAV
Dividend Yield[3]	3.62%
30-Day Yield[3]	3.48%
Taxable-Equivalent Yield[5]	5.33%
C Shares	NAV
Dividend Yield[3]	3.81%
30-Day Yield[3]	3.68%
Taxable-Equivalent Yield[5]	5.64%
I Shares	NAV
Dividend Yield[3]	4.60%
SEC 30-Day Yield[3]	4.43%
Taxable-Equivalent Yield[5]	6.78%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-5.23%	-9.25%
5-Year	2.28%	1.41%
10-Year	3.08%	2.64%
B Shares	w/o CDSC	w/CDSC
1-Year	-5.94%	-9.57%
5-Year	1.54%	1.37%
10-Year	2.46%	2.46%
C Shares	NAV
1-Year	-5.76%
5-Year	1.73%
10-Year	2.52%
I Shares	NAV
1-Year	-5.01%
5-Year	2.50%
10-Year	3.29%

Portfolio Statistics
Net Assets ($000)	$330,866
Average Effective Maturity on Securities (Years)	19.74
Average Duration	7.62

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.97%	0.95%	2/29/08
Class B	1.72%	1.71%	2/29/08
Class C	1.52%	1.51%	2/29/08
Class I	0.77%	0.76%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid September 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2008.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

Semi-Annual Report    Page 9

Fund Spotlight as of 8/31/08 Nuveen California Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	24.3%
Health Care	18.8%
Tax Obligation/General	13.2%
Utilities	9.3%
U.S. Guaranteed	7.4%
Water and Sewer	5.9%
Education and Civic Organizations	5.8%
Consumer Staples	4.0%
Other	11.3%

1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA and XLCA as of August 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of August 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/08)	$1,053.10	$1,049.30	$1,050.30	$1,054.40	$1,020.82	$1,017.04	$1,018.05	$1,022.38
Expenses Incurred During Period	$4.50	$8.37	$7.34	$3.47	$4.43	$8.24	$7.22	$3.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.62%, 1.42% and ..67% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 10

Fund Spotlight as of 8/31/08 Nuveen California Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NCAIX	NCABX	NCAKX	NCIBX
NAV	$10.14	$10.17	$10.10	$10.16
Latest Monthly Dividend[2]	$0.0345	$0.0280	$0.0295	$0.0360
Latest Capital Gain Distribution[3]	$0.0613	$0.0613	$0.0613	$0.0613
Inception Date	9/07/94	3/07/97	9/13/94	7/01/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 8/31/08
A Shares	NAV	Offer
1-Year	1.44%	-2.83%
5-Year	3.34%	2.46%
10-Year	3.87%	3.42%
B Shares	w/o CDSC	w/CDSC
1-Year	0.66%	-3.22%
5-Year	2.58%	2.41%
10-Year	3.24%	3.24%
C Shares	NAV
1-Year	0.86%
5-Year	2.77%
10-Year	3.30%
I Shares	NAV
1-Year	1.62%
5-Year	3.55%
10-Year	4.08%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.08%	3.91%
30-Day Yield[4]	4.21%	—
SEC 30-Day Yield[4,5]	—	4.03%
Taxable-Equivalent Yield[5,6]	6.45%	6.17%
B Shares	NAV
Dividend Yield[4]	3.30%
30-Day Yield[4]	3.46%
Taxable-Equivalent Yield[6]	5.30%
C Shares	NAV
Dividend Yield[4]	3.50%
30-Day Yield[4]	3.66%
Taxable-Equivalent Yield[6]	5.60%
I Shares	NAV
Dividend Yield[4]	4.25%
SEC 30-Day Yield[4]	4.41%
Taxable-Equivalent Yield[6]	6.75%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-6.29%	-10.26%
5-Year	1.53%	0.67%
10-Year	3.10%	2.66%
B Shares	w/o CDSC	w/CDSC
1-Year	-6.90%	-10.49%
5-Year	0.78%	0.62%
10-Year	2.48%	2.48%
C Shares	NAV
1-Year	-6.77%
5-Year	0.98%
10-Year	2.53%
I Shares	NAV
1-Year	-6.02%
5-Year	1.74%
10-Year	3.31%

Portfolio Statistics
Net Assets ($000)	$214,628
Average Effective Maturity on Securities (Years)	20.76
Average Duration	8.48

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.91%	0.90%	2/29/08
Class B	1.66%	1.65%	2/29/08
Class C	1.46%	1.45%	2/29/08
Class I	0.71%	0.70%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid September 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2008.

3	Paid November 13, 2007. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

Semi-Annual Report    Page 11

Fund Spotlight as of 8/31/08 Nuveen California Insured Municipal Bond Fund

Bond Credit Quality1,2

At least 80% of the Fund’s net assets are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

Industries2

Tax Obligation/Limited	24.2%
Tax Obligation/General	19.5%
Health Care	13.1%
Transportation	8.9%
Utilities	6.6%
Water and Sewer	6.5%
Housing/Single Family	6.1%
Education and Civic Organizations	5.6%
U.S. Guaranteed	5.5%
Other	4.0%

1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of August 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/08)	$1,052.60	$1,049.50	$1,050.80	$1,054.50	$1,020.92	$1,017.14	$1,018.15	$1,021.93
Expenses Incurred During Period	$4.40	$8.27	$7.24	$3.37	$4.33	$8.13	$7.12	$3.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and ..65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 12

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 4.8%

$300	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2001A, 9.750%, 1/01/26	1/11 at 100.00	N/R	$292,005

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	BB–	836,650

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	933,730

500	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2008B, 6.500%, 3/01/28	3/18 at 100.00	N/R	486,710

420	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project Revenue Bonds, Series 2006B, 5.625%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	389,495
3,220	Total Consumer Discretionary			2,938,590
	Consumer Staples – 4.7%

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	N/R	727,430

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,600	5.750%, 6/01/47	6/17 at 100.00	BBB	1,339,424
250	5.125%, 6/01/47	6/17 at 100.00	BBB	186,780

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
50	5.000%, 6/01/37	6/14 at 100.00	BBB	37,883
750	5.125%, 6/01/46	6/14 at 100.00	BBB	558,945
3,650	Total Consumer Staples			2,850,462
	Education and Civic Organizations – 17.1%

1,375	California Educational Facilities Authority Revenue Bonds (California Lutheran University) Series 2008, 5.750%, 10/01/38	10/18 at 100.00	Baa1	1,359,394

1,065	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	901,086

75	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	72,302

100	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/36	11/15 at 100.00	A2	97,052

1,165	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/30	1/15 at 100.00	BBB–	1,014,983

1,000	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	868,300

500	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	No Opt. Call	N/R	500,495

1,000	California Municipal Finance Authority, Revenue Refunding Bonds, Biola University, Series 2008A, 5.875%, 10/01/34	4/18 at 100.00	Baa1	1,002,120

1,065	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	868,752

200	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	162,876

400	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	316,112

100	California Statewide Community Development Authority, Revenue Bonds, Viewpoint School, Series 2004, 5.000%, 10/01/28 – ACA Insured	10/14 at 100.00	BBB	88,039

1,100	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005, 5.000%, 8/15/25	8/15 at 100.00	N/R	995,302

13

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$200	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	$171,826

600	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	495,042

110	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R	93,771

100	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.375%, 6/01/36	6/16 at 100.00	N/R	93,071

65	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BB	56,690

400	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	352,372

1,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	935,863
11,680	Total Education and Civic Organizations			10,445,448
	Energy – 0.7%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	419,885
	Health Care – 18.5%

50	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	47,157

1,425	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	11/08 at 100.00	CCC	1,357,412

375	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health Residual Trust 2061, 14.853%, 11/15/46 (IF)	11/16 at 100.00	Aa3	337,020

1,500	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2	1,297,335

1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	819,920

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	996,480

2,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,629,440

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
750	5.250%, 7/01/30	7/15 at 100.00	BBB+	691,380
15	5.250%, 7/01/35	7/15 at 100.00	BBB+	13,452
50	5.000%, 7/01/39	7/15 at 100.00	BBB+	42,699

2,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2708, 14.466%, 11/15/48 (IF)	5/18 at 100.00	AA–	1,775,200

1,000	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 14.166%, 7/01/47 – FSA Insured (IF)	7/18 at 100.00	AAA	1,033,060

200	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	187,226

100	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	87,500

1,000	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	896,410

60	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 6.000%, 5/01/31	5/16 at 103.00	N/R	53,879
12,525	Total Health Care			11,265,570

14

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 6.9%

$200	California Mobile Home Park Financing Authority, Union City Tropics Mobile Home Park Subordinate Revenue Bonds, Series 2006B, 5.375%, 12/15/31	12/16 at 100.00	N/R	$177,204

900	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	778,113

1,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	882,310

100	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	91,537

120	Multifamily Housing Revenue Bond Pass-Through Certificates, California, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	117,054

1,250	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007, 5.000%, 12/15/33	12/12 at 100.00	A+	1,046,350

750	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	Aa3	689,828

495	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	434,264
4,815	Total Housing/Multifamily			4,216,660
	Housing/Single Family – 1.1%

500	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	Aa2	416,875

500	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2007M, Trust 1021, 9.741%, 8/01/31 (Alternative Minimum Tax) (IF)	2/16 at 100.00	AA–	247,865
1,000	Total Housing/Single Family			664,740
	Industrials – 6.2%

90	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1989, 6.750%, 9/01/19 (Alternative Minimum Tax)	9/08 at 100.00	N/R	89,148

680	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/08 at 100.00	BB–	652,596

150	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	139,413

565	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	484,459

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002B, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/15 at 101.00	BBB	406,295

1,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	819,750

250	California Statewide Communities Development Authority, Sewer and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch Project, Series 2007, 4.800%, 9/01/46 (Alternative Minimum Tax)	3/12 at 100.00	A2	203,113

265	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R	213,590

100	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	85,674

750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax)	7/17 at 102.00	N/R	678,158
4,350	Total Industrials			3,772,196
	Long-Term Care – 1.4%

40	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation Refunding, American Baptist Homes of the West, Series 1998A, 6.200%, 10/01/27	10/08 at 101.00	BBB–	40,158

15

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	$786,260

50	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	50,497
1,090	Total Long-Term Care			876,915
	Tax Obligation/General – 1.3%

400	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	341,876

500	Guam, General Obligation Bonds, Series 2007A, 5.250%, 11/15/37	11/17 at 100.00	B	433,925
900	Total Tax Obligation/General			775,801
	Tax Obligation/Limited – 35.0%

1,000	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	873,430

100	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A, 5.600%, 9/01/25	9/15 at 102.00	N/R	93,778

300	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.050%, 9/01/37	9/08 at 103.00	N/R	251,538

1,000	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32	8/17 at 102.00	N/R	920,310

1,200	Carlsbad, California, Limited Obligation Improvement Bonds, Assessment District 2002-01, Series 2005A, 5.200%, 9/02/35	9/12 at 100.00	N/R	1,057,164

240	Chino Hills, California, Certificates of Participation, Civic Center Interim Financing Project, Series 2007, 5.000%, 9/01/26	9/08 at 100.00	A	237,194

500	Dinuba Financing Authority, California, Measure R Road Improvement Lease Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	455,785

200	Eastern California Municipal Water District, Community Facilities District 2005-40 Mahogany Special Tax Bonds, Series 2006, 5.000%, 9/01/36	9/08 at 102.00	N/R	169,106

100	Eastern Municipal Water District, California, Community Facility District No 2004-34, Faircrest, Special Tax Bonds, Series 2006, 5.250%, 9/01/36	3/17 at 100.00	N/R	87,868

100	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	9/08 at 102.00	N/R	87,205

50	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	41,838

1,000	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.200%, 9/01/27	9/08 at 103.00	N/R	581,020

500	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/08 at 103.00	N/R	501,500

500	Folsom Public Financing Authority, California, Subordinate Special Tax Revenue Bonds, Series 2007B, 5.200%, 9/01/32	9/17 at 100.00	N/R	431,560

1,200	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A	1,081,356

1,000	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	9/08 at 103.00	N/R	920,120

200	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	168,002

300	Hesperia Unified School District, San Bernardino County, California, Community Facilities District 2006-5 Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	246,453

410	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	9/08 at 100.00	N/R	424,735

125	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A, 5.125%, 9/01/36	9/16 at 100.00	N/R	110,021

16

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$200	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facility District 2003-2, Improvement Area A, 5.000%, 9/01/36	9/14 at 102.00	N/R	$164,750

130	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006, 5.300%, 9/01/36	9/08 at 103.00	N/R	112,160

65	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	55,235

1,000	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	821,510

125	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B, 5.450%, 9/01/38	9/16 at 100.00	N/R	109,923

1,100	Perris Public Finance Authority, California, Local Agency Revenue Bonds, Perris Vally Vistas IA3, Series 2008B, 6.625%, 9/01/38	9/16 at 100.00	N/R	1,105,269

500	Perris Public Financing Authority, California, Local Agency Revenue Bonds, Series 2007D, 5.800%, 9/01/38	9/08 at 103.00	N/R	452,535

600	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/37	9/08 at 103.00	N/R	482,202

125	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 6, Improvement Area B, Series 2005, 5.125%, 9/01/36	9/15 at 100.00	N/R	110,021

500	Rancho Santa Fe Community Services District, California, Community Facilities District 1, Special Tax Bonds, Series 2007, 5.125%, 9/01/30	9/15 at 102.00	N/R	443,870

125	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	104,595

1,000	Roseville Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007B, 5.000%, 9/01/33	9/17 at 100.00	N/R	861,520

415	Roseville, California, Special Tax Bonds, Community Facilities District 1 – The Fountains, Series 2008, 6.125%, 9/01/38	9/18 at 100.00	N/R	396,142

425	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.250%, 9/01/25	9/15 at 100.00	N/R	371,799

125	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	N/R	103,111

995	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	929,141

466	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	6/09 at 100.00	N/R	439,214

100	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	84,977

2,725	San Mateo County Joint Powers Financing Authority, California, Lease Revenue Bonds, Youth Services Campus Project, Adjustable Rate Series 2003C, 4.312%, 7/15/36 – AMBAC Insured (4) (5)	No Opt. Call	AA	2,590,727

1,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2001-1 Special Tax Bonds, Series 2007A, 5.625%, 9/01/37	9/17 at 100.00	N/R	922,400

500	Victor Elementary School District, Los Angeles County, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2007A, 5.500%, 9/01/37	9/15 at 102.00	N/R	443,685

800	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2007A, 5.250%, 8/01/09	2/09 at 100.00	N/R	806,472

300	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/36	9/14 at 102.00	N/R	247,125

390	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/27	1/17 at 102.00	N/R	340,037

17

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/15 at 100.00	N/R	$113,847
23,871	Total Tax Obligation/Limited			21,352,250
	Transportation – 1.3%

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
35	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	33,169
45	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	39,312

	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008:
250	6.400%, 7/01/23 (Alternative Minimum Tax)	7/14 at 102.00	N/R	248,013
275	6.500%, 7/01/27 (Alternative Minimum Tax)	7/14 at 102.00	N/R	269,132

140	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25	6/10 at 100.00	CCC+	80,108

15	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax)	12/08 at 100.00	CCC+	8,429

245	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/08 at 100.00	CCC+	137,715
1,005	Total Transportation			815,878
	U.S. Guaranteed – 0.0% (6)

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1:
10	6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	10,911
15	6.625%, 6/01/40 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	17,267
25	Total U.S. Guaranteed			28,178
	Utilities – 2.5%

7,890	Merced Irrigation District, California, Certificates of Participation, Water Hydroelectric Series 2008B, 0.000%, 9/01/33	9/16 at 32.62	A	1,555,277
	Water and Sewer – 1.6%

500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	452,585

500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	524,180
1,000	Total Water and Sewer			976,765
$77,521	Total Investments (cost $68,570,726) – 103.1%			62,954,615

	Other Assets Less Liabilities – (3.1)%			(1,891,002)

	Net Assets – 100%			$61,063,613

18

Futures Contracts outstanding at August 31, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at August 31, 2008	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	Short	(86)	12/08	$(10,088,875)	$13,851

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an extended discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Portion of investment, with an aggregate market value of $237,681, has been pledged to collateralize the net payment obligations under futures contracts.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(6)	Backed by an escrow or trust containing sufficient U.S Government or U.S. Government agency securities which ensure timely payment of principal and interest.

N/R	Not rated.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

19

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.1%

$3,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/12 at 100.00	Baa3	$3,254,300

560	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	510,367

3,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	2,929,990

12,135	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	6,817,807
19,695	Total Consumer Staples			13,512,464
	Education and Civic Organizations – 5.9%

1,500	California Educational Facilities Authority Revenue Bonds (California Lutheran University) Series 2008, 5.750%, 10/01/38	10/18 at 100.00	Baa1	1,482,975

1,775	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 – MBIA Insured	10/15 at 100.00	Aa3	1,774,911

150	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	144,605

	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
105	5.000%, 11/01/21	11/15 at 100.00	A2	106,828
135	5.000%, 11/01/25	11/15 at 100.00	A2	135,961

2,960	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	BBB–	2,510,198

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	No Opt. Call	N/R	994,480
1,500	7.000%, 10/01/39	No Opt. Call	N/R	1,501,485

2,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	Aaa	2,532,075

5,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – MBIA Insured	11/15 at 100.00	AA	5,074,900

1,500	California Statewide Community Development Authority, Certificates of Participation, San Diego Space and Science Foundation, Series 1996, 7.500%, 12/01/26	12/08 at 103.00	N/R	1,536,285

2,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	1,765,780
20,125	Total Education and Civic Organizations			19,560,483
	Health Care – 19.2%

3,080	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	11/08 at 100.00	CCC	2,933,916

5,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Catholic Healthcare West, Series 1994-5, 5.000%, 7/01/14 – MBIA Insured	1/09 at 100.00	AAA	5,005,250

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
1,360	5.000%, 4/01/37	4/16 at 100.00	A+	1,288,722
4,500	5.250%, 3/01/45	3/16 at 100.00	A+	4,378,860

420	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health Residual Trust 2061, 14.853%, 11/15/46 (IF)	11/16 at 100.00	Aa3	377,462

10,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 – MBIA Insured	11/16 at 100.00	AA	9,950,499

2,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2	1,729,780

7,740	California Statewide Community Development Authority, Health Facility Revenue Refunding Bonds, Memorial Health Services, Series 2003A, 6.000%, 10/01/23	4/13 at 100.00	A+	8,031,952

20

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$6,040	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AAA	$6,205,436

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB+	921,840

3,670	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	BBB+	3,461,287

1,615	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,611,512

3,170	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	2,886,412

8,290	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	8,479,923

5,490	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – MBIA Insured	7/15 at 102.00	A2	5,432,465

1,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	N/R	924,640
64,375	Total Health Care			63,619,956
	Housing/Multifamily – 1.7%

2,000	Riverside County, California, Mobile Home Park Revenue Bonds, Bravo Mobile Home Park Project, Series 1999A, 5.900%, 3/20/29	3/09 at 102.00	N/R	1,898,480

2,000	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	1/09 at 102.00	N/R	1,956,840

1,600	Stanton, California, Multifamily Housing Revenue Bonds, Continental Gardens Apartments, Series 1997, 5.625%, 8/01/29 (Mandatory put 8/01/09) (Alternative Minimum Tax)	2/09 at 100.50	AAA	1,619,136
5,600	Total Housing/Multifamily			5,474,456
	Housing/Single Family – 1.6%

410	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Aa2	417,081

35	California Rural Home Mortgage Finance Authority, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1997A, 7.000%, 9/01/29 (Alternative Minimum Tax)	No Opt. Call	AAA	35,682

2,440	California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2007C, 5.400%, 8/01/35 (Alternative Minimum Tax)	2/17 at 104.00	Aaa	2,427,532

3,000	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	Aa2	2,549,310
5,885	Total Housing/Single Family			5,429,605
	Industrials – 1.0%

750	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	697,065

3,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	2,572,350
3,750	Total Industrials			3,269,415
	Long-Term Care – 3.4%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
1,850	5.400%, 8/15/24	8/14 at 100.00	A+	1,873,810
2,130	5.600%, 8/15/34	8/14 at 100.00	A+	2,144,953

4,250	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation, American Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27	10/08 at 101.00	BBB–	4,248,300

21

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$3,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Insitute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A+	$3,004,440
11,230	Total Long-Term Care			11,271,503
	Tax Obligation/General – 13.4%

1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	A–	1,440,575

10,000	California, General Obligation Bonds, Series 2002, 6.000%, 2/01/15 – FSA Insured (UB)	No Opt. Call	AAA	11,552,700

	California, General Obligation Bonds, Series 2004:
2,500	5.000%, 2/01/20	2/14 at 100.00	A+	2,578,875
1,000	5.000%, 4/01/21	4/14 at 100.00	A+	1,026,410
6,000	5.125%, 4/01/23	4/14 at 100.00	A+	6,141,540

	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2004A:
1,000	5.500%, 7/01/22 – FGIC Insured	7/14 at 100.00	A–	1,120,430
1,500	5.500%, 7/01/24 – FGIC Insured	7/14 at 100.00	A–	1,680,645

	Glendora Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006A:
1,475	5.250%, 8/01/22 – MBIA Insured	8/16 at 100.00	AA	1,546,980
1,120	5.250%, 8/01/25 – MBIA Insured	8/16 at 100.00	AA	1,158,069

	Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Series 2005B:
5,080	5.000%, 8/01/21 – FGIC Insured	8/15 at 100.00	AA	5,677,713
2,350	5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA	2,626,501

2,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2003A, 5.000%, 9/01/26 – FGIC Insured	9/13 at 100.00	A+	2,023,820

275	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	279,653

2,000	San Diego Unified School District, California, General Obligation Bonds, Election of 1998, Series 2000B, 5.125%, 7/01/22 – MBIA Insured	7/10 at 100.00	AA	2,098,520

1,355	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – MBIA Insured	9/15 at 100.00	AA	1,382,832

2,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2003B, 5.000%, 8/01/20 – FSA Insured	8/11 at 101.00	AAA	2,107,400
41,080	Total Tax Obligation/General			44,442,663
	Tax Obligation/Limited – 24.8%

3,000	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – MBIA Insured	8/16 at 100.00	AA	2,890,620

525	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	AA+	574,649

350	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	N/R	340,235

4,100	Gilroy Unified School District, Santa Clara County, California, Certificates of Participation, Series 2008, 5.250%, 4/01/28 – AGC Insured	4/18 at 100.00	Aaa	4,155,309

2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	AA	2,252,825

2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – XLCA Insured	9/15 at 100.00	A–	1,986,149

	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
180	5.000%, 9/01/26	9/16 at 100.00	N/R	163,013
420	5.125%, 9/01/36	9/16 at 100.00	N/R	369,671

1,905	La Mirada Redevelopment Agency, California, Special Tax Refunding Bonds, Community Facilities District 89-1, Civic Theatre Project, Series 1998, 5.700%, 10/01/20	10/08 at 102.00	N/R	1,882,159

22

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,500	Lancaster Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Combined Redevelopment Project Areas, Series 2003B, 5.000%, 8/01/34 – FGIC Insured	8/13 at 100.00	A	$2,446,575

1,870	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Area Sheriff’s Facilities Projects, Series 2004, 5.000%, 12/01/23 – XLCA Insured	12/14 at 100.00	A	1,887,859

1,120	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Fire Protection Facilities Project, Series 2004, 5.000%, 12/01/23 – XLCA Insured	12/14 at 100.00	A	1,130,696

630	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	Aa3	612,152

2,500	Los Angeles County Schools, California, Certificates of Participation, Pooled Financing Program, Regionalized Business Services Corporation, Series 2003A, 5.000%, 9/01/22 – FSA Insured	9/13 at 100.00	AAA	2,572,375

995	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18	9/08 at 103.00	N/R	989,378

	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2004:
805	5.550%, 9/01/29	9/14 at 100.00	N/R	741,260
1,250	5.650%, 9/01/34	9/14 at 100.00	N/R	1,156,775

7,100	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – MBIA Insured	8/17 at 100.00	AA	6,826,934

450	Ontario, California, Assessment District 100C Limited Obligation Improvement Bonds, California Commerce Center Phase III, Series 1991, 8.000%, 9/02/11	9/08 at 103.00	N/R	471,222

1,600	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AS, 5.000%, 2/01/31 – AMBAC Insured	2/17 at 100.00	AA	1,582,912

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – MBIA Insured	6/17 at 100.00	AA	1,152,346

2,000	Poway, California, Community Facilities District 88-1, Special Tax Refunding Bonds, Parkway Business Centre, Series 1998, 6.750%, 8/15/15	2/09 at 102.00	N/R	2,042,640

1,645	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	9/08 at 100.00	N/R	1,648,191

305	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – XLCA Insured	9/15 at 100.00	A–	291,940

2,345	Richmond Redevelopment Agency, California, Harbour Project Tax Allocation Bonds, Series 1998A Refunding, 5.500%, 7/01/18 – MBIA Insured	7/10 at 100.00	AA	2,394,433

380	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA	381,794

1,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	1,072,030

500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	AA–	547,640

995	Sacramento County, Laguna, California, Special Tax Refunding Bonds, Community Facilities District 1 – Laguna Creek Ranch, Series 1997, 5.700%, 12/01/20	12/08 at 101.00	N/R	974,404

2,880	San Francisco Redevelopment Agency, California, Lease Revenue Bonds, Moscone Convention Center, Series 2004, 5.250%, 7/01/24 – AMBAC Insured	7/11 at 102.00	AA	2,957,674

7,090	San Marcos Redevelopment Agency, California, Tax Allocation Bonds, Affordable Housing Project, Series 1997A, 6.000%, 10/01/27 (Alternative Minimum Tax)	10/08 at 101.00	A	7,154,093

2,805	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 6/01/21 – MBIA Insured	6/15 at 100.00	AA	2,944,885

1,505	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AA	1,471,258

4,000	Shafter Joint Powers Financing Authority, California, Lease Revenue Bonds, Community Correctional Facility Acquisition Project, Series 1997A, 6.050%, 1/01/17	1/09 at 100.00	A	4,026,200

23

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,025	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/23 – FGIC Insured	9/14 at 100.00	A		$1,049,354

6,700	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	N/R		5,877,441

2,500	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.250%, 4/01/27 – AGC Insured	4/18 at 100.00	AAA		2,543,225

2,000	Tustin, California, Community Facilities District 2007-1, Legacy-Retail Center Special Tax Bonds, 6.000%, 9/01/37	9/17 at 100.00	N/R		1,987,740

645	Vallejo Public Financing Authority, California, Limited Obligation Revenue Refinancing Bonds, Fairground Drive Assessment District 65, Series 1998, 5.700%, 9/02/11	No Opt. Call	N/R		657,049

1,120	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	AA		1,097,611

5,000	Western Placer Unified School District, Placer County, California, Certiciates of Particpation, Series 2008, 5.000%, 8/01/47 – AGC Insured	8/18 at 100.00	AAA		4,770,300
83,465	Total Tax Obligation/Limited				82,075,016
	Transportation – 3.9%

2,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/28	1/14 at 101.00	BBB–		2,568,280

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
285	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R		270,092
220	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R		192,192

	Port of Oakland, California, Revenue Bonds, Series 2000K:
2,000	5.500%, 11/01/09 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	A+		2,045,880
4,000	5.750%, 11/01/29 – FGIC Insured (Alternative Minimum Tax)	5/10 at 100.00	A+		4,004,040

550	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 1999, Issue 23A, 5.000%, 5/01/30 – FGIC Insured (Alternative Minimum Tax)	5/09 at 101.00	AA		504,955

3,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series, Issue 34E, 5.750%, 5/01/25 – FSA Insured (Alternative Minimum Tax)	5/18 at 100.00	AAA		3,130,890
12,805	Total Transportation				12,716,329
	U.S. Guaranteed – 7.6% (4)

4,200	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		4,636,002

3,115	California Educational Facilities Authority, Revenue Bonds, Pooled College and University Projects, Series 2000C, 6.750%, 6/01/30 (ETM)	6/10 at 101.00	Baa3	(4)	3,324,390

1,000	Central California Joint Powers Health Finance Authority, Certificates of Participation, Community Hospitals of Central California, Series 2001, 5.625%, 2/01/21 (Pre-refunded 2/01/11)	2/11 at 101.00	AAA		1,090,170

2,500	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R	(4)	2,916,725

1,035	Escondido Union School District, San Diego County, California, General Obligation Bonds, Series 2002A, 5.250%, 8/01/23 (Pre-refunded 8/01/12) – FSA Insured	8/12 at 100.00	AAA		1,142,847

4,665	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		5,089,795

2,070	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA		2,519,438

1,400	Port of Oakland, California, Revenue Bonds, Series 2002M, 5.250%, 11/01/19 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A+	(4)	1,545,628

2,475	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28B, 5.250%, 5/01/22 (Pre-refunded 5/01/12) – MBIA Insured	5/12 at 100.00	AA	(4)	2,720,075
22,460	Total U.S. Guaranteed				24,985,070

24

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 9.5%

$2,445	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.300%, 12/01/18 (5)	12/08 at 100.00	N/R	$2,226,710

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2001A-1:
5,000	5.250%, 7/01/15	7/11 at 100.00	AA–	5,338,200
10,000	5.250%, 7/01/21 – FSA Insured	7/11 at 100.00	AAA	10,402,599

500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – MBIA Insured	7/13 at 100.00	AA	517,790

4,535	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric System Projects, Series 2008A, 0.000%, 9/01/23	9/16 at 64.56	A	1,822,480

	Merced Irrigation District, California, Certificates of Participation, Water Hydroelectric Series 2008B:
27,110	0.000%, 9/01/33	9/16 at 32.62	A	5,343,923
12,000	0.000%, 9/01/38	9/16 at 23.21	A	1,678,200

615	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – XLCA Insured	9/15 at 100.00	BBB–	562,996

3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/10 at 101.00	Baa3	3,532,287
65,675	Total Utilities			31,425,185
	Water and Sewer – 6.0%

2,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – FSA Insured	10/13 at 100.00	AAA	2,074,820

1,680	Castaic Lake Water Agency, California, Certificates of Participation, Series 2004A, 5.000%, 8/01/20 – AMBAC Insured	8/14 at 100.00	AA	1,743,605

1,250	Cucamonga Valley Water District, California, Certificates of Participation, Series 2006, 5.000%, 9/01/36 – MBIA Insured	9/16 at 100.00	AA	1,236,988

5,000	Fortuna Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 10/01/36 – FSA Insured	10/16 at 100.00	AAA	5,009,650

455	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – MBIA Insured	4/16 at 100.00	AA	445,641

4,250	Los Angeles Department of Water and Power, California, Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%, 7/01/41	7/11 at 100.00	AA	4,273,673

1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 – MBIA Insured	10/14 at 100.00	AAA	1,529,100

1,190	Pasadena, California, Water Revenue Refunding Bonds, Series 2003, 5.000%, 6/01/20 – FGIC Insured	6/13 at 100.00	AA	1,232,959

1,770	Pomona Public Finance Authority, California, Revenue Bonds, Water Facilities Project, Series 2007AY, 5.000%, 5/01/27 – AMBAC Insured	5/17 at 100.00	AA	1,777,292

625	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	628,944
19,720	Total Water and Sewer			19,952,672
$375,865	Total Investments (cost $342,317,668) – 102.1%			337,734,817

	Floating Rate Obligations – (2.0)%			(6,665,000)

	Other Assets Less Liabilities – (0.1)%			(203,837)

	Net Assets – 100%			$330,865,980

25

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund (continued)

August 31, 2008

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an extended discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of the Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

26

Portfolio of Investments (Unaudited)

Nuveen California Insured Municipal Bond Fund

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 5.5%

$2,125	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – MBIA Insured (Alternative Minimum Tax)	9/08 at 102.00	A2	$2,071,684

2,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	Aaa	2,532,075

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	AA	2,294,595

5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	AA	5,014,450
11,875	Total Education and Civic Organizations			11,912,804
	Health Care – 13.1%

2,000	Antelope Valley Healthcare District, California, Insured Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 – FSA Insured	1/09 at 101.00	AAA	2,003,700

2,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	2,432,700

5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 – MBIA Insured	11/16 at 100.00	AA	4,975,250

4,000	California Statewide Community Development Authority, Certificates of Participation, Sutter Health Obligated Group, Series 1999, 5.500%, 8/15/31 – FSA Insured	8/09 at 101.00	AAA	4,113,200

4,170	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	3,796,952

5,685	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	5,815,243

5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 – AMBAC Insured	7/17 at 100.00	Aa3	4,977,000
28,355	Total Health Care			28,114,045
	Housing/Multifamily – 4.0%

4,180	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	AA	3,840,459

3,865	Los Angeles, California, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Park Plaza West Senior Apartments, Series 2001B, 5.400%, 1/20/31 (Alternative Minimum Tax)	7/11 at 102.00	AAA	3,621,737

1,285	Santa Cruz County Housing Authority, California, GNMA Collateralized Multifamily Housing Revenue Bonds, Northgate Apartments, Series 1999A, 5.500%, 7/20/40 (Alternative Minimum Tax)	7/09 at 102.00	AAA	1,194,086
9,330	Total Housing/Multifamily			8,656,282
	Housing/Single Family – 6.1%

	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A:
3,500	5.300%, 12/01/21 – AMBAC Insured	6/12 at 101.00	AA	3,620,540
5,000	5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	AA	5,102,500

350	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Aa2	356,045

1,525	California Rural Home Mortgage Finance Authority, FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative Minimum Tax)	6/12 at 101.00	Aaa	1,554,387

2,440	California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2007C, 5.400%, 8/01/35 (Alternative Minimum Tax)	2/17 at 104.00	Aaa	2,427,532
12,815	Total Housing/Single Family			13,061,004
	Tax Obligation/General – 19.5%

	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A:
1,425	5.250%, 8/01/20 – MBIA Insured	8/14 at 100.00	AA	1,524,650
1,570	5.250%, 8/01/21 – MBIA Insured	8/14 at 100.00	AA	1,667,513

27

Portfolio of Investments (Unaudited)

Nuveen California Insured Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$6,900	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/31 – FSA Insured	8/16 at 100.00	AAA	$6,998,877

2,040	Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/23 – FGIC Insured	8/15 at 100.00	AA–	2,078,148

1,365	El Segundo Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 5.250%, 9/01/20 – FGIC Insured	9/14 at 100.00	A+	1,450,572

1,610	Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/23 – FSA Insured	8/12 at 101.00	AAA	1,697,069

1,000	Fremont Unified School District, Alameda County, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 – FGIC Insured	8/12 at 101.00	Aa3	1,022,930

	Glendora Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006A:
1,900	5.250%, 8/01/24 – MBIA Insured	8/16 at 100.00	AA	1,976,038
1,000	5.250%, 8/01/25 – MBIA Insured	8/16 at 100.00	AA	1,033,990

	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1998A:
2,650	0.000%, 8/01/19 – MBIA Insured	8/13 at 68.56	AA	1,439,507
2,755	0.000%, 8/01/20 – MBIA Insured	8/13 at 63.85	AA	1,382,735

2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/22 – FSA Insured	8/14 at 100.00	AAA	2,582,500

	Imperial Community College District, Imperial County, California, General Obligation Bonds, Series 2005:
1,330	5.000%, 8/01/23 – FGIC Insured	8/14 at 100.00	A	1,346,239
1,510	5.000%, 8/01/24 – FGIC Insured	8/14 at 100.00	A	1,524,013

1,460	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – FGIC Insured	8/13 at 100.00	A	1,493,799

2,405	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – FGIC Insured	7/14 at 101.00	A3	2,363,057

270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	274,568

1,590	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – MBIA Insured	7/15 at 100.00	Aa3	1,625,918

4,070	San Benito Health Care District, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – XLCA Insured	7/14 at 101.00	BBB+	3,982,943

1,000	San Ramon Valley Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – FSA Insured	8/14 at 100.00	AAA	1,027,270

3,040	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Series 1991A, 0.000%, 9/01/15 – MBIA Insured	No Opt. Call	AA	2,279,848

1,000	Washington Unified School District, Yolo County, California, General Obligation Bonds, Series 2004A, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	A–	1,022,710
44,390	Total Tax Obligation/General			41,794,894
	Tax Obligation/Limited – 24.1%

1,915	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – MBIA Insured	8/16 at 100.00	AA	1,845,179

	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
15,000	0.000%, 9/01/34 – FSA Insured	No Opt. Call	AAA	3,585,150
10,000	0.000%, 9/01/36 – FSA Insured	No Opt. Call	AAA	2,123,600

275	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – MBIA Insured	No Opt. Call	AAA	307,489

1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	AA	1,594,493

28

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – FSA Insured	8/11 at 101.00	AAA	$2,273,378

1,960	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/13 at 100.00	AA	2,003,434

335	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	N/R	325,654

960	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	AA	921,139

1,400	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 5.000%, 9/01/29 – MBIA Insured	9/15 at 100.00	AA	1,374,996

2,285	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 5.000%, 10/01/21 – MBIA Insured	10/14 at 100.00	AA	2,377,862

1,185	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/27 – FSA Insured	10/14 at 100.00	AAA	1,206,093

2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	AA	2,252,825

1,840	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – XLCA Insured	9/16 at 100.00	A–	1,809,971

4,555	Long Beach Bond Finance Authority, California, Multiple Project Tax Allocation Bonds, Housing and Gas Utility Financing Project Areas, Series 2005A-1, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	AA	4,206,770

1,830	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	Aa3	1,778,156

1,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – FSA Insured	12/14 at 100.00	AAA	1,027,150

14,050	Paramount Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 0.000%, 8/01/26 – MBIA Insured	No Opt. Call	AA	5,511,675

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – MBIA Insured	6/17 at 100.00	AA	1,152,346

290	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – XLCA Insured	9/15 at 100.00	A–	277,582

8,000	Riverside County, California, Asset Leasing Corporate Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997B, 5.000%, 6/01/19 – MBIA Insured	6/12 at 101.00	AA	8,231,596

360	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA	361,699

3,560	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Woodcreek West, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AA	3,481,004

1,840	Western Placer Unified School District, Placer County, California, Certiciates of Particpation, Series 2008, 5.000%, 8/01/47 – AGC Insured	8/18 at 100.00	AAA	1,755,470
80,195	Total Tax Obligation/Limited			51,784,711
	Transportation – 8.9%

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – MBIA Insured	1/10 at 100.00	AA	5,882,890

3,255	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40 – MBIA Insured	1/10 at 101.00	AA	3,256,725

2,000	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured (Alternative Minimum Tax)	5/10 at 100.00	A+	2,002,020

625	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2000, Issue 26B, 5.000%, 5/01/21 – FGIC Insured	5/10 at 101.00	A1	636,150

5,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AA	4,709,150

29

Portfolio of Investments (Unaudited)

Nuveen California Insured Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$1,290	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 1997A, 5.250%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/09 at 100.50	AA		$1,265,671

1,320	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.100%, 1/01/20 – FSA Insured (Alternative Minimum Tax)	1/09 at 101.00	AAA		1,333,702
19,990	Total Transportation				19,086,308
	U.S. Guaranteed – 5.5% (4)

550	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – MBIA Insured (ETM)	No Opt. Call	AAA		623,480

2,200	California, Various Purpose General Obligation Bonds, Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) – MBIA Insured	3/10 at 101.00	AAA		2,339,568

3,305	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002C, 5.200%, 8/01/32 – FGIC Insured (ETM)	8/10 at 102.00	A	(4)	3,333,985

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.125%, 1/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AA	(4)	5,489,900
11,055	Total U.S. Guaranteed				11,786,933
	Utilities – 6.6%

5,000	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 – MBIA Insured (Alternative Minimum Tax)	4/11 at 102.00	AA		5,057,850

1,000	California Pollution Control Financing Authority, Revenue Refunding Bonds, Southern California Edison Company, Series 1999B, 5.450%, 9/01/29 – MBIA Insured	9/09 at 101.00	AA		960,150

595	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – XLCA Insured	9/15 at 100.00	BBB–		544,687

2,875	Northern California Power Agency, Revenue Refunding Bonds, Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 – MBIA Insured	7/10 at 100.00	AAA		2,907,660

1,950	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.250%, 8/01/27 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	AA		1,877,499

2,700	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – MBIA Insured	7/13 at 100.00	AA		2,766,204
14,120	Total Utilities				14,114,050
	Water and Sewer – 6.5%

3,070	California Special District Finance Program, Certificates of Participation, Water and Wastewater Revenue Bonds, Jurupa Community Services District, Series 2001NN, 5.250%, 9/01/32 – MBIA Insured	9/10 at 100.00	AA		3,087,376

1,000	Fortuna Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 10/01/36 – FSA Insured	10/16 at 100.00	AAA		1,001,930

400	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – MBIA Insured	4/16 at 100.00	AA		391,772

6,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.000%, 2/01/33 – FGIC Insured	8/13 at 100.00	AAA		5,982,960

1,000	Orange County Water District, California, Revenue Certificates of Participation, Series 2005B, 5.000%, 8/15/24 – MBIA Insured	2/15 at 100.00	AA+		1,024,930

2,500	Westlands Water District, California, Revenue Certificates of Participation, Series 2005A, 5.000%, 9/01/30 – MBIA Insured	3/15 at 100.00	AA		2,470,400
13,970	Total Water and Sewer				13,959,368
$246,095	Total Investments (cost $214,858,891) – 99.8%				214,270,399

	Other Assets Less Liabilities – 0.2%				357,543

	Net Assets – 100%				$214,627,942

30

As of August 31, 2008, the Fund primarily invested in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an extended discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

31

Statement of Assets and Liabilities (Unaudited)

August 31, 2008

	California High Yield	California	California Insured
Assets
Investments, at value (cost $68,570,726, $342,317,668 and $214,858,891, respectively)	$62,954,615	$337,734,817	$214,270,399
Receivables:
Interest	1,153,324	4,515,828	2,373,176
Investments sold	620,346	453,925	110,000
Shares sold	52,429	564,714	723,958
Variation margin of futures contracts	52,406	—	—
Other assets	—	14,997	16,276
Total assets	64,833,120	343,284,281	217,493,809
Liabilities
Cash overdraft	3,579,920	3,358,761	83,844
Floating rate obligations	—	6,665,000	—
Payable for shares redeemed	39,517	1,516,372	2,271,301
Accrued expenses:
Management fees	31,579	147,955	97,449
12b-1 distribution and service fees	13,791	43,308	27,733
Other	14,531	100,562	76,776
Dividends payable	90,169	586,343	308,764
Total liabilities	3,769,507	12,418,301	2,865,867
Net assets	$61,063,613	$330,865,980	$214,627,942
Class A Shares
Net assets	$46,758,549	$121,870,346	$85,311,600
Shares outstanding	5,457,598	12,445,254	8,411,250
Net asset value per share	$8.57	$9.79	$10.14
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$8.95	$10.22	$10.59
Class B Shares
Net assets	$157,666	$6,434,618	$6,585,758
Shares outstanding	18,414	657,509	647,619
Net asset value and offering price per share	$8.56	$9.79	$10.17
Class C Shares
Net assets	$8,425,392	$27,067,063	$12,729,584
Shares outstanding	983,135	2,771,522	1,260,706
Net asset value and offering price per share	$8.57	$9.77	$10.10
Class I Shares (1)
Net assets	$5,722,006	$175,493,953	$110,001,000
Shares outstanding	667,958	17,945,946	10,829,520
Net asset value and offering price per share	$8.57	$9.78	$10.16

Net Assets Consist of:
Capital paid-in	$70,317,454	$344,187,977	$214,821,269
Undistributed (Over-distribution of) net investment income	95,382	(256,329)	16,811
Accumulated net realized gain (loss) from investments and derivative transactions	(3,746,963)	(8,482,817)	378,354
Net unrealized appreciation (depreciation) of investments and derivative transactions	(5,602,260)	(4,582,851)	(588,492)
Net assets	$61,063,613	$330,865,980	$214,627,942

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

32

Statement of Operations (Unaudited)

Six Months Ended August 31, 2008

	California High Yield	California	California Insured
Investment Income	$2,164,995	$8,887,744	$5,535,056
Expenses
Management fees	196,025	894,221	590,646
12b-1 service fees – Class A	51,137	132,322	86,000
12b-1 distribution and service fees – Class B	750	33,158	34,050
12b-1 distribution and service fees – Class C	28,704	102,045	49,410
Shareholders’ servicing agent fees and expenses	5,396	73,853	51,716
Interest expense on floating rate obligations	55,071	72,784	—
Custodian’s fees and expenses	17,285	84,112	47,428
Trustees’ fees and expenses	1,033	3,183	2,307
Professional fees	4,183	11,576	9,114
Shareholders’ reports – printing and mailing expenses	3,166	28,164	18,133
Federal and state registration fees	6,007	6,242	2,629
Other expenses	2,931	4,146	3,149
Total expenses before custodian fee credit	371,688	1,445,806	894,582
Custodian fee credit	(13,334)	(34,169)	(2,364)
Net expenses	358,354	1,411,637	892,218
Net investment income	1,806,641	7,476,107	4,642,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,870,073)	(802,406)	85,416
Forward swaps	—	(727,000)	—
Futures	(163,021)	—	—
Net change in net unrealized appreciation (depreciation) of:
Investments	3,640,053	10,011,171	6,698,181
Forward swaps	—	577,960	—
Futures	15,857	—	—
Net realized and unrealized gain (loss)	1,622,816	9,059,725	6,783,597
Net increase (decrease) in net assets from operations	$3,429,457	$16,535,832	$11,426,435

See accompanying notes to financial statements.

33

Statement of Changes in Net Assets (Unaudited)

	California High Yield		California		California Insured
	Six Months Ended 8/31/08	Year Ended 2/29/08	Six Months Ended 8/31/08	Year Ended 2/29/08	Six Months Ended 8/31/08	Year Ended 2/29/08
Operations
Net investment income	$1,806,641	$1,988,584	$7,476,107	$13,326,521	$4,642,838	$9,608,014
Net realized gain (loss) from:
Investments	(1,870,073)	(985,440)	(802,406)	348,124	85,416	1,344,311
Forward swaps	—	—	(727,000)	(998,500)	—	—
Futures	(163,021)	(727,608)	—	(472,656)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	3,640,053	(9,657,057)	10,011,171	(28,801,660)	6,698,181	(22,256,158)
Forward swaps	—	—	577,960	(577,960)	—	—
Futures	15,857	(3,232)	—	—	—	—
Net increase (decrease) in net assets from operations	3,429,457	(9,384,753)	16,535,832	(17,176,131)	11,426,435	(11,303,833)
Distributions to Shareholders
From net investment income:
Class A	(1,316,399)	(1,591,102)	(2,850,686)	(4,375,088)	(1,725,273)	(3,558,675)
Class B	(3,474)	(4,915)	(123,728)	(292,146)	(114,996)	(329,359)
Class C	(178,726)	(231,901)	(512,934)	(880,019)	(226,121)	(466,074)
Class I (1)	(197,122)	(172,088)	(3,959,643)	(7,596,104)	(2,415,842)	(5,138,736)
From accumulated net realized gains:
Class A	—	(753)	—	—	—	(513,150)
Class B	—	(3)	—	—	—	(55,259)
Class C	—	(143)	—	—	—	(79,759)
Class I (1)	—	(216)	—	—	—	(704,579)
Decrease in net assets from distributions to shareholders	(1,695,721)	(2,001,121)	(7,446,991)	(13,143,357)	(4,482,232)	(10,845,591)
Fund Share Transactions
Proceeds from sale of shares	30,346,496	80,550,022	84,930,823	114,093,843	8,712,466	17,936,729
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,086,375	1,122,275	3,775,980	7,893,608	2,680,019	7,124,629
	31,432,871	81,672,297	88,706,803	121,987,451	11,392,485	25,061,358
Cost of shares redeemed	(25,775,399)	(34,391,819)	(71,015,804)	(79,489,556)	(17,203,822)	(34,381,183)
Net increase (decrease) in net assets from Fund share transactions	5,657,472	47,280,478	17,690,999	42,497,895	(5,811,337)	(9,319,825)
Net increase (decrease) in net assets	7,391,208	35,894,604	26,779,840	12,178,407	1,132,866	(31,469,249)
Net assets at the beginning of period	53,672,405	17,777,801	304,086,140	291,907,733	213,495,076	244,964,325
Net assets at the end of period	$61,063,613	$53,672,405	$330,865,980	$304,086,140	$214,627,942	$213,495,076
Undistributed (Over-distribution of) net investment income at the end of period	$95,382	$(15,538)	$(256,329)	$(285,445)	$16,811	$(143,795)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

34

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”), Nuveen California Municipal Bond Fund (“California”) and Nuveen California Insured Municipal Bond Fund (“California Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California and California Insured were each organized as a series of predecessor trusts or corporations prior to that date.

California High Yield invests at least 80% of its net assets in municipal bonds that are exempt from California personal income tax. Under normal circumstances, at least 65% of the Fund’s net assets will be invested in medium- to low-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or if unrated, judged to be of comparable quality by Nuveen Asset Managements (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Fund may also invest up to 10% of its net assets in defaulted municipal bonds, up to 15% of its net assets in securities that pay interest at rates that float inversely with changes in prevailing interest rates and up to 20% of its net assets in municipal securities that are not exempt from California personal income tax (e.g., municipal securities issued by issuers outside of California).

California seeks to provide a high level of tax-free income and preservation of capital by primarily investing its assets in investment grade municipal bonds. The Fund may also invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds.

California Insured seeks to provide a high level of tax-free income and preservation of capital by investing at least 80% of its net assets in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2008, there were had no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

35

Notes to Financial Statements (Unaudited) (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective August 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the six months ended August 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Insurance

Under normal circumstances, California Insured will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims-paying ability rated at least A at the time of purchase by at least one independent rating agency. In addition, the Fund will invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Adviser, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. The Fund will only purchase quality municipal bonds that are rated investment grade (AAA/AAa to BBB/Baa) (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency or are unrated but judged to be of similar credit quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period March 1, 2008 through April 30, 2008, each Fund offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee

36

and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters increases beyond the value of the investments included in the Fund’s Statement of Assets and Liabilities as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At August 31, 2008, none of the Funds had exposure to recourse trusts or credit recovery swaps.

During the six months ended August 31, 2008, California High Yield and California invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended August 31, 2008, were as follows:

	California High Yield	California
Average floating rate obligations	$5,087,147	$6,665,000
Average annual interest rate and fees	2.15%	2.17%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may

37

Notes to Financial Statements (Unaudited) (continued)

terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. California was the only Fund to invest in forward interest rate swap transactions during the six months ended August 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. California High Yield was the only Fund to invest in futures contracts during the six months ended August 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Borrowings

Each Fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Any such borrowings are intended to be temporary, but under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings may be outstanding for longer periods of time. The Funds each have a policy not to borrow an amount in excess of 5% of net assets. However, from time to time a Fund may borrow more than that amount for the above-mentioned purposes. Borrowing, especially in excess of 5% of net assets, causes the leveraging of the portfolio, exaggerates changes in the net asset value of a Fund’s shares and may impact a Fund’s net income. California High Yield borrowed in excess of 5% of its net assets at certain times during the reporting period, and at period-end had outstanding borrowings equal to 5.9% of its net assets.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

38

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of SFAS No. 157 “Fair Value Measurements”. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1  – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of August 31, 2008:

California High Yield	Level 1	Level 2	Level 3	Total
Investments	$—	$60,363,888	$2,590,727	$62,954,615
Derivatives*	13,851	—	—	13,851
Total	$13,851	$60,363,888	$2,590,727	$62,968,466

California	Level 1	Level 2	Level 3	Total
Investments	$—	$337,734,817	$—	$337,734,817

California Insured	Level 1	Level 2	Level 3	Total
Investments	$—	$214,270,399	$—	$214,270,399

* Represents net unrealized appreciation (depreciation).

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

California High Yield Level 3 Investments
Balance as of February 29, 2008	$2,824,996
Gains (losses):
Net realized gains (losses)	24
Net change in unrealized appreciation (depreciation)	(134,293)
Net purchases at cost (sales at proceeds)	(100,000)
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	—
Balance as of August 31, 2008	$2,590,727

39

Notes to Financial Statements (Unaudited) (continued)

3. Fund Shares

Transactions in Fund shares were as follows:

	California High Yield
	Six Months Ended 8/31/08		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,828,839	$15,814,316	6,170,261	$59,569,300
Class B	—	—	10,594	104,681
Class C	296,109	2,566,666	966,985	9,224,274
Class I	1,362,680	11,965,514	1,202,590	11,651,767
Shares issued to shareholders due to reinvestment of distributions:
Class A	92,118	793,257	87,014	815,229
Class B	381	3,282	520	4,882
Class C	11,790	101,637	16,638	156,870
Class I	21,742	188,199	15,836	145,294
	3,613,659	31,432,871	8,470,438	81,672,297
Shares redeemed:
Class A	(1,591,331)	(13,746,700)	(2,523,340)	(23,838,291)
Class B	—	—	—	—
Class C	(99,726)	(863,414)	(502,391)	(4,645,092)
Class I	(1,310,022)	(11,165,285)	(635,029)	(5,908,436)
	(3,001,079)	(25,775,399)	(3,660,760)	(34,391,819)
Net increase (decrease)	612,580	$5,657,472	4,809,678	$47,280,478

	California
	Six Months Ended 8/31/08		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,812,443	$66,972,012	7,399,708	$74,715,030
Class A – automatic conversion of Class B shares	29,296	287,264	51,384	524,015
Class B	933	9,152	60,461	612,472
Class C	302,709	2,975,263	876,056	8,841,540
Class I	1,491,928	14,687,132	2,878,083	29,400,786
Shares issued to shareholders due to reinvestment of distributions:
Class A	102,459	1,005,852	191,920	1,949,828
Class B	6,815	66,884	16,225	165,171
Class C	19,057	186,609	35,643	361,698
Class I	256,594	2,516,635	533,179	5,416,911
	9,022,234	88,706,803	12,042,659	121,987,451
Shares redeemed:
Class A	(5,783,088)	(56,839,183)	(5,073,829)	(51,247,397)
Class B	(76,198)	(751,695)	(230,617)	(2,342,031)
Class B – automatic conversion to Class A shares	(29,320)	(287,264)	(51,419)	(524,015)
Class C	(219,870)	(2,151,456)	(444,922)	(4,521,492)
Class I	(1,116,626)	(10,986,206)	(2,049,488)	(20,854,621)
	(7,225,102)	(71,015,804)	(7,850,275)	(79,489,556)
Net increase (decrease)	1,797,132	$17,690,999	4,192,384	$42,497,895

40

	California Insured
	Six Months Ended 8/31/08		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	683,346	$7,016,198	1,227,765	$12,957,832
Class A – automatic conversion of Class B shares	18,396	186,447	89,382	962,765
Class B	6,112	62,353	17,738	186,879
Class C	77,693	788,180	252,637	2,652,080
Class I	63,653	659,288	111,575	1,177,173
Shares issued to shareholders due to reinvestment of distributions:
Class A	89,560	915,469	226,425	2,386,904
Class B	4,035	41,361	13,761	145,664
Class C	12,570	127,977	31,583	331,233
Class I	155,782	1,595,212	403,671	4,260,828
	1,111,147	11,392,485	2,374,537	25,061,358
Shares redeemed:
Class A	(608,395)	(6,245,483)	(1,557,715)	(16,432,106)
Class B	(144,916)	(1,508,112)	(324,105)	(3,423,725)
Class B – automatic conversion to Class A shares	(18,344)	(186,447)	(89,204)	(962,765)
Class C	(102,677)	(1,048,087)	(262,477)	(2,756,505)
Class I	(799,556)	(8,215,693)	(1,020,355)	(10,806,082)
	(1,673,888)	(17,203,822)	(3,253,856)	(34,381,183)
Net increase (decrease)	(562,741)	$(5,811,337)	(879,319)	$(9,319,825)

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended August 31, 2008, were as follows:

	California High Yield	California	California Insured
Purchases	$18,828,961	$99,364,480	$13,800,499
Sales and maturities	17,075,759	72,235,758	17,212,102

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2008, the cost of investments was as follows:

	California High Yield	California	California Insured
Cost of investments	$68,553,561	$335,631,079	$214,620,248

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2008, were as follows:

	California High Yield	California	California Insured
Gross unrealized:
Appreciation	$276,250	$6,116,738	$4,210,868
Depreciation	(5,875,196)	(10,677,224)	(4,560,717)
Net unrealized appreciation (depreciation) of investments	$(5,598,946)	$(4,560,486)	$(349,849)

41

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2008, the Funds’ last tax year end, were as follows:

	California High Yield	California	California Insured
Undistributed net tax-exempt income*	$218,779	$820,306	$385,585
Undistributed net ordinary income**	408	—	—
Undistributed net long-term capital gains	—	—	292,940
  * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 8, 2008, paid on March 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 29, 2008, was designated for purposes of the dividends paid deduction as follows:

	California High Yield	California	California Insured
Distributions from net tax-exempt income	$1,820,689	$13,005,281	$9,551,493
Distributions from net ordinary income**	379	—	35
Distribution from net long-term capital gains	736	—	1,352,712

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 29, 2008, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	California High Yield	California
Expiration:
February 28, 2010	$—	$582,408
February 28, 2011	—	5,101,139
February 29, 2012	—	84,061
February 28, 2015	809,648	—
Total	$809,648	$5,767,608

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through February 29, 2008, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

California High Yield	California
$906,289	$1,173,556

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	California High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

42

Average Daily Net Assets	California California Insured Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2008, the complex-level fee rate was .1867%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen-sponsored funds in the United States, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen-sponsored funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .75% of the average daily net assets of California High Yield through June 30, 2009 (1.00% after June 30, 2009), .75% of the average daily net assets of California and .975% of the average daily net assets of California Insured. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended August 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	California High Yield	California	California Insured
Sales charges collected	$125,005	$59,203	$62,238
Paid to financial intermediaries	117,669	51,728	54,768

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

43

Notes to Financial Statements (Unaudited) (continued)

During the six months ended August 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	California High Yield	California	California Insured
Commission advances	$103,397	$38,027	$23,288

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2008, the Distributor retained such 12b-1 fees as follows:

	California High Yield	California	California Insured
12b-1 fees retained	$10,359	$36,949	$35,892

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2008, as follows:

	California High Yield	California	California Insured
CDSC retained	$20,313	$4,265	$10,364

At August 31, 2008, the Adviser owned 500 shares of each class of California High Yield.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 2008, to shareholders of record on September 29, 2008, as follows:

	California High Yield	California	California Insured
Dividend per share:
Class A	$.0375	$.0355	$.0345
Class B	.0320	.0295	.0280
Class C	.0335	.0310	.0295
Class I	.0390	.0375	.0360

44

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA HIGH YIELD
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (3/06)
2009(g)	$8.24	$.24	$.32	$.56	$(.23)	$—		$(.23)	$8.57	6.75%
2008	10.43	.45	(2.19)	(1.74)	(.45)	—	**	(.45)	8.24	(17.19)
2007(f)	10.00	.39	.42	.81	(.38)	—		(.38)	10.43	8.19
Class B (3/06)
2009(g)	8.23	.20	.32	.52	(.19)	—		(.19)	8.56	6.34
2008	10.42	.38	(2.20)	(1.82)	(.37)	—	**	(.37)	8.23	(17.86)
2007(f)	10.00	.31	.42	.73	(.31)	—		(.31)	10.42	7.40
Class C (3/06)
2009(g)	8.24	.21	.32	.53	(.20)	—		(.20)	8.57	6.44
2008	10.42	.40	(2.19)	(1.79)	(.39)	—	**	(.39)	8.24	(17.61)
2007(f)	10.00	.33	.42	.75	(.33)	—		(.33)	10.42	7.56
Class I (3/06)(h)
2009(g)	8.24	.24	.32	.56	(.23)	—		(.23)	8.57	6.86
2008	10.43	.47	(2.19)	(1.72)	(.47)	—	**	(.47)	8.24	(17.04)
2007(f)	10.00	.45	.37	.82	(.39)	—		(.39)	10.43	8.35

46

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$46,759	1.07	%*	.91	%*	5.41	%*	1.07	%*	.91	%*	5.41	%*	1.03	%*	.87	%*	5.45	%*	25%
42,252	1.43		.99		4.58		1.37		.93		4.64		1.32		.88		4.69		25
14,539	1.84	*	1.26	*	3.63	*	1.52	*	.94	*	3.96	*	1.43	*	.85	*	4.04	*	3

158	1.81	*	1.65	*	4.66	*	1.81	*	1.65	*	4.66	*	1.77	*	1.61	*	4.70	*	25
148	2.18		1.74		3.85		2.12		1.68		3.91		2.07		1.63		3.96		25
72	2.69	*	2.11	*	2.80	*	2.27	*	1.69	*	3.22	*	2.19	*	1.61	*	3.30	*	3

8,425	1.62	*	1.46	*	4.87	*	1.62	*	1.46	*	4.87	*	1.58	*	1.42	*	4.91	*	25
6,382	1.97		1.53		4.02		1.92		1.48		4.08		1.87		1.43		4.13		25
3,061	2.44	*	1.86	*	2.99	*	2.07	*	1.49	*	3.36	*	1.99	*	1.41	*	3.45	*	3

5,722.86		*	.70	*	5.55	*	.86	*	.70	*	5.55	*	.82	*	.66	*	5.59	*	25
4,889	1.21		.77		4.89		1.17		.73		4.92		1.12		.68		4.98		25
106	1.58	*	1.00	*	4.32	*	1.31	*	.73	*	4.58	*	1.23	*	.65	*	4.66	*	3

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	For the period March 28, 2006 (commencement of operations) through February 28, 2007.
(g)	For the six months ended August 31, 2008.
(h)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

47

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009(f)	$9.50	$.22	$.28	$.50	$(.21)	$—	$(.21)	$9.79	5.31%
2008	10.50	.43	(1.00)	(.57)	(.43)	—	(.43)	9.50	(5.65)
2007	10.43	.43	.07	.50	(.43)	—	(.43)	10.50	4.88
2006	10.45	.45	(.01)	.44	(.46)	—	(.46)	10.43	4.28
2005	10.52	.48	(.08)	.40	(.47)	—	(.47)	10.45	4.02
2004	10.30	.49	.22	.71	(.49)	—	(.49)	10.52	7.08
Class B (3/97)
2009(f)	9.50	.18	.29	.47	(.18)	—	(.18)	9.79	4.93
2008	10.49	.36	(1.00)	(.64)	(.35)	—	(.35)	9.50	(6.28)
2007	10.42	.35	.07	.42	(.35)	—	(.35)	10.49	4.10
2006	10.44	.37	(.01)	.36	(.38)	—	(.38)	10.42	3.51
2005	10.51	.40	(.07)	.33	(.40)	—	(.40)	10.44	3.24
2004	10.29	.41	.22	.63	(.41)	—	(.41)	10.51	6.30
Class C (9/94)
2009(f)	9.48	.19	.29	.48	(.19)	—	(.19)	9.77	5.03
2008	10.47	.38	(1.00)	(.62)	(.37)	—	(.37)	9.48	(6.07)
2007	10.41	.37	.06	.43	(.37)	—	(.37)	10.47	4.25
2006	10.43	.39	(.01)	.38	(.40)	—	(.40)	10.41	3.75
2005	10.50	.42	(.07)	.35	(.42)	—	(.42)	10.43	3.49
2004	10.29	.43	.21	.64	(.43)	—	(.43)	10.50	6.42
Class I (7/86)(g)
2009(f)	9.49	.23	.29	.52	(.23)	—	(.23)	9.78	5.44
2008	10.49	.45	(1.00)	(.55)	(.45)	—	(.45)	9.49	(5.43)
2007	10.43	.45	.06	.51	(.45)	—	(.45)	10.49	5.03
2006	10.45	.47	(.01)	.46	(.48)	—	(.48)	10.43	4.52
2005	10.52	.50	(.07)	.43	(.50)	—	(.50)	10.45	4.26
2004	10.31	.51	.21	.72	(.51)	—	(.51)	10.52	7.22

48

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$121,870.89		%*	.85	%*	4.32	%*	.89	%*	.85	%*	4.32	%*	.87	%*	.83	%*	4.34	%*	22%
107,241.97			.82		4.23		.97		.82		4.23		.95		.80		4.25		50
91,465	1.09		.83		4.13		1.09		.83		4.13		1.08		.82		4.14		20
78,408.85			.85		4.30		.85		.85		4.30		.85		.85		4.30		15
69,151.86			.86		4.62		.86		.86		4.62		.86		.86		4.62		16
58,671.88			.88		4.74		.88		.88		4.74		.87		.87		4.75		28

6,435	1.64	*	1.60	*	3.58	*	1.64	*	1.60	*	3.58	*	1.62	*	1.58	*	3.60	*	22
7,175	1.72		1.57		3.46		1.72		1.57		3.46		1.71		1.56		3.48		50
10,076	1.85		1.59		3.38		1.85		1.59		3.38		1.83		1.57		3.39		20
13,129	1.60		1.60		3.55		1.60		1.60		3.55		1.60		1.60		3.55		15
16,258	1.61		1.61		3.87		1.61		1.61		3.87		1.61		1.61		3.87		16
17,139	1.63		1.63		3.99		1.63		1.63		3.99		1.62		1.62		4.00		28

27,067	1.44	*	1.40	*	3.78	*	1.44	*	1.40	*	3.78	*	1.42	*	1.38	*	3.80	*	22
25,306	1.52		1.37		3.68		1.52		1.37		3.68		1.51		1.36		3.70		50
23,067	1.64		1.38		3.58		1.64		1.38		3.58		1.63		1.37		3.59		20
21,180	1.40		1.40		3.75		1.40		1.40		3.75		1.40		1.40		3.75		15
19,165	1.41		1.41		4.07		1.41		1.41		4.07		1.41		1.41		4.07		16
18,341	1.43		1.43		4.19		1.43		1.43		4.19		1.42		1.42		4.20		28

175,494.69		*	.65	*	4.53	*	.69	*	.65	*	4.53	*	.67	*	.63	*	4.55	*	22
164,365.77			.62		4.43		.77		.62		4.43		.76		.61		4.44		50
167,300.89			.63		4.33		.89		.63		4.33		.88		.62		4.34		20
158,933.65			.65		4.50		.65		.65		4.50		.65		.65		4.50		15
164,422.66			.66		4.82		.66		.66		4.82		.66		.66		4.82		16
172,001.68			.68		4.94		.68		.68		4.94		.67		.67		4.95		28

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	For the six months ended August 31, 2008.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

49

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA INSURED
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009(f)	$9.83	$.21	$.31	$.52	$(.21)	$—	$(.21)	$10.14	5.26%
2008	10.84	.43	(.95)	(.52)	(.43)	(.06)	(.49)	9.83	(5.04)
2007	10.87	.43	.03	.46	(.44)	(.05)	(.49)	10.84	4.33
2006	10.91	.45	—	.45	(.45)	(.04)	(.49)	10.87	4.19
2005	11.19	.46	(.26)	.20	(.47)	(.01)	(.48)	10.91	1.88
2004	11.06	.48	.15	.63	(.48)	(.02)	(.50)	11.19	5.84
Class B (3/97)
2009(f)	9.85	.17	.32	.49	(.17)	—	(.17)	10.17	4.95
2008	10.86	.35	(.96)	(.61)	(.34)	(.06)	(.40)	9.85	(5.77)
2007	10.89	.35	.02	.37	(.35)	(.05)	(.40)	10.86	3.52
2006	10.92	.36	.02	.38	(.37)	(.04)	(.41)	10.89	3.48
2005	11.20	.38	(.26)	.12	(.39)	(.01)	(.40)	10.92	1.10
2004	11.07	.40	.15	.55	(.40)	(.02)	(.42)	11.20	5.04
Class C (9/94)
2009(f)	9.78	.18	.32	.50	(.18)	—	(.18)	10.10	5.08
2008	10.79	.37	(.96)	(.59)	(.36)	(.06)	(.42)	9.78	(5.62)
2007	10.81	.37	.03	.40	(.37)	(.05)	(.42)	10.79	3.81
2006	10.85	.38	—	.38	(.38)	(.04)	(.42)	10.81	3.58
2005	11.12	.40	(.25)	.15	(.41)	(.01)	(.42)	10.85	1.37
2004	10.99	.42	.14	.56	(.41)	(.02)	(.43)	11.12	5.25
Class I (7/86)(g)
2009(f)	9.84	.22	.32	.54	(.22)	—	(.22)	10.16	5.45
2008	10.85	.45	(.96)	(.51)	(.44)	(.06)	(.50)	9.84	(4.87)
2007	10.87	.45	.04	.49	(.46)	(.05)	(.51)	10.85	4.60
2006	10.91	.47	—	.47	(.47)	(.04)	(.51)	10.87	4.36
2005	11.19	.49	(.27)	.22	(.49)	(.01)	(.50)	10.91	2.05
2004	11.05	.50	.16	.66	(.50)	(.02)	(.52)	11.19	6.11

50

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$85,312.85		%*	.85	%*	4.12	%*	.85	%*	.85	%*	4.12	%*	.85	%*	.85	%*	4.12	%*	6%
80,867.91			.83		4.03		.91		.83		4.03		.90		.82		4.04		21
89,343.86			.83		4.02		.86		.83		4.02		.85		.82		4.03		16
86,224.84			.84		4.10		.84		.84		4.10		.83		.83		4.10		14
81,346.84			.84		4.25		.84		.84		4.25		.84		.84		4.26		22
83,966.86			.86		4.38		.86		.86		4.38		.86		.86		4.38		14

6,586	1.60	*	1.60	*	3.37	*	1.60	*	1.60	*	3.37	*	1.60	*	1.60	*	3.38	*	6
7,890	1.66		1.58		3.28		1.66		1.58		3.28		1.65		1.57		3.29		21
12,845	1.61		1.58		3.27		1.61		1.58		3.27		1.61		1.58		3.28		16
15,325	1.58		1.58		3.34		1.58		1.58		3.34		1.58		1.58		3.35		14
18,560	1.59		1.59		3.50		1.59		1.59		3.50		1.59		1.59		3.51		22
21,346	1.61		1.61		3.63		1.61		1.61		3.63		1.61		1.61		3.63		14

12,730	1.40	*	1.40	*	3.57	*	1.40	*	1.40	*	3.57	*	1.40	*	1.40	*	3.57	*	6
12,455	1.46		1.38		3.48		1.46		1.38		3.48		1.45		1.37		3.49		21
13,500	1.41		1.38		3.47		1.41		1.38		3.47		1.40		1.37		3.48		16
12,872	1.39		1.39		3.55		1.39		1.39		3.55		1.38		1.38		3.55		14
12,952	1.40		1.40		3.70		1.40		1.40		3.70		1.39		1.39		3.71		22
13,751	1.41		1.41		3.83		1.41		1.41		3.83		1.41		1.41		3.83		14

110,001.65		*	.65	*	4.32	*	.65	*	.65	*	4.32	*	.65	*	.65	*	4.32	*	6
112,282.71			.63		4.23		.71		.63		4.23		.70		.62		4.24		21
129,276.66			.63		4.22		.66		.63		4.22		.66		.63		4.22		16
140,555.64			.64		4.29		.64		.64		4.29		.63		.63		4.30		14
146,949.65			.65		4.45		.65		.65		4.45		.64		.64		4.46		22
154,110.66			.66		4.58		.66		.66		4.58		.66		.66		4.58		14

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	For the six months ended August 31, 2008.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

51

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees and expenses), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest

52

Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general “other states” category for uninsured open-end state municipal funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability

53

Annual Investment Management Agreement Approval Process (continued)

information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

54

Notes

55

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

56

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

57

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MSA-CA-0808D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report August 31, 2008	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.

SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

IT’S FAST, EASY & FREE:

www.investordelivery.com

if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You’ll need it to complete the enrollment process.)

OR

www.nuveen.com/accountaccess

if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are watching the current unprecedented and distressing market developments closely. While we believe these Funds are positioned well for the long term, we understand these are trying times for many investors. We appreciate the patience you have shown as we’ve worked to manage your investment through this stressful period.

Finally, I urge you to take the time to review the Portfolio Manager’s Comments and the Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

October 21, 2008

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Manager’s Comments for the Nuveen Massachusetts

Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund

Portfolio manager Cathryn Steeves examines key investment strategies and the performance of the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund. Cathryn, who has twelve years of investment experience, has managed the Funds since 2006.

How did the Funds perform during the six month period?

The chart on page 3 provides total return performance information for the Funds for the six-month, one-year, five-year and ten-year periods ended August 31, 2008. During this six-month reporting period, the Class A shares at net asset value of the Nuveen Massachusetts Municipal Bond Fund outperformed their Lipper peer fund average but trailed the Lehman Brothers Massachusetts Municipal Bond Index and the national Lehman Brothers Municipal Bond Index. The Class A shares at net asset value of the Nuveen Massachusetts Insured Municipal Bond Fund underperformed their Lipper peer fund average, the Lehman Brothers Massachusetts Insured Municipal Bond Index and the national Lehman Brothers Municipal Bond Index. The Funds also underperformed the national Standard & Poor’s (S&P) Municipal Bond Index.

At the start of the period, the municipal bond market was emerging from a very difficult investing environment, characterized by tremendous volatility and reduced liquidity. Market conditions stabilized, somewhat as the period progressed, and this set the stage for improved performance.

The uninsured Massachusetts Fund was helped significantly by duration positioning, meaning the portfolio’s performance was helped by the interest rate environment during the period. Specifically,

the Fund was underweighted on the short end of the yield curve, overweighted in intermediate-duration bonds and underweighted on the curve’s long end. This translated into a relatively long duration overall that added to performance.

In contrast, the Fund’s credit-quality allocation hampered results. Because much of the municipal issuance that comes to market in Massachusetts is rated A or lower, we had a relatively high weighting in these bonds. Many lower-rated bonds did not perform as well as their higher-rated counterparts during this period. From a credit standpoint, our biggest negative came from a small allocation to insured airline-backed bonds. After the bonds’ insurer had its credit rating downgraded, the securities lost significant value and began to trade in line with the lower underlying credit quality of the issuer.

Given the ongoing challenges seen in the real estate market, the Fund’s relative overweighting in housing bonds was another negative and these securities continued to lag. However, an overweighting in health care – a relatively defensive sector favored by investors during the period – proved to be a positive, as was an underweighting in tobacco-backed bonds. Tobacco issues underperformed as a result of their generally lower credit ratings and a significant increase in supply in a weak demand environment.

Unlike its uninsured counterpart, duration positioning was an overall negative for the insured Massachusetts Fund. Because supply of insured Massachusetts securities tends to be somewhat limited, we were modestly overweighted on the short end of the yield curve as well as in bonds with near-term call dates. This positioning was unhelpful during the municipal market’s rally, although overweightings on the intermediate and long ends of the curve helped make up for some of

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Semi-Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 8/31/08

	Cumulative	Annualized
	6-Month	1-Year	5-Year	10-Year
Nuveen Massachusetts Municipal Bond Fund
A Shares at NAV	4.45%	2.15%	3.87%	4.01%
A Shares at Offer	0.06%	-2.16%	2.99%	3.57%
Lipper Massachusetts Municipal Debt Funds Category Average[1]	4.17%	1.96%	3.59%	3.92%
Lehman Brothers Massachusetts Municipal Bond Index[2]	5.45%	5.83%	4.53%	5.00%
Lehman Brothers Municipal Bond Index[2]	5.12%	4.50%	4.44%	4.88%
S&P National Municipal Bond Index[3]	5.81%	3.85%	4.57%	4.81%

Nuveen Massachusetts Insured Municipal Bond Fund
A Shares at NAV	4.74%	3.74%	4.02%	4.06%
A Shares at Offer	0.34%	-0.58%	3.13%	3.62%
Lipper Single-State Insured Municipal Debt Funds Category Average[1]	4.94%	3.30%	3.34%	3.86%
Lehman Brothers Massachusetts Insured Municipal Bond Index[2]	6.17%	4.95%	4.66%	5.17%
Lehman Brothers Municipal Bond Index[2]	5.12%	4.50%	4.44%	4.88%
S&P National Municipal Bond Index[3]	5.81%	3.85%	4.57%	4.81%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

the duration-related underperformance. Another negative influence was our exposure to uninsured housing bonds, which fell as investors worried about the prospects for the real estate market. Some lower-rated health care positions also detracted from the Fund’s results, given concerns about credit quality and some of these securities’ shorter durations.

What strategies were used to manage the Funds?

Careful duration management continued to be a primary theme in both Funds. We sought to modestly increase their durations, while managing their level of interest rate risk, and taking advantage of suitable opportunities to add bonds with strong credit quality. Depending on market conditions and the available supply, we were investing in bonds with maturities of roughly twenty to thirty years, with an emphasis on the twenty- to twenty-five-year portion of the yield curve. We believed that this part of the curve offered shareholders the best risk-adjusted total return potential over time.

While the uninsured Massachusetts Fund’s duration was on the longer side of our benchmark, the insured portfolio was short of our internal target range. To lengthen duration in this Fund, we made modest use of forward interest-rate swaps. These derivative positions – which enabled us to reduce the portfolio’s volatility without having to sell positions that we believed were attractive – had a

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories for the period ended August 31, 2008. The Lipper Massachusetts Municipal Debt Funds Category Average contained 42, 41, 36 and 29 funds and the Lipper Single-State Insured Municipal Debt Funds Category Average contained 89, 87, 84 and 89 funds for the six-month, one-, five- and ten-year periods, respectively, for the period ended August 31, 2008. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers Massachusetts Municipal Bond Index is an unmanaged index comprised of investment grade, Massachusetts tax-exempt bonds with maturities of two years or greater. The Lehman Brothers Massachusetts Insured Municipal Bond Index is comprised of insured Massachusetts municipal bond issues. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.
3	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market.

Semi-Annual Report    Page 3

small positive impact on performance and helped us accomplish our duration management objectives.

In adding new bonds to the Funds, we participated more actively in the secondary municipal market than in the primary market, where a lack of liquidity curtailed supply. Recent purchases centered on areas of traditional municipal issuance. We saw it as prudent to emphasize defensive sectors, with a focus on issuers with limited sensitivity to an increasingly vulnerable economy.

To fund new purchases, we generally were selling short-duration issues, which had performed relatively well and we believed offered less compelling total-return potential. Another theme to our bond sales was to take advantage of relatively strong demand from retail investors. Along these lines, we sold bonds trading at a slight discount along with other structures that tend to be more attractive to individual investors than large institutional buyers. Another source of funds for new purchases came from bond calls.

Recent Developments in the Current Market Environment

After the close of the reporting period, the nations’ financial institutions and financial markets – including the municipal bond market – have experienced significant turmoil. Reductions in demand have decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this has generally reduced the Funds’ net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital and during the recent market turmoil in which these firms’ capital was severely constrained, these firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Compounding the situation was the fact that this reduction in demand was accompanied by significant selling pressure, particularly with respect to lower-rated municipal bonds, as institutional investors were generally removing money from the municipal bond market. The selling pressure created by institutional investors was at least in part caused by their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage ratios that had recently increased due to the decline in municipal bond prices. Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging would cause selling pressure to persist for a period of time.

Recent Developments Regarding Bond Insurance Companies

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI, and XLCA experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers on “negative outlook” or “negative credit watch,” which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies – especially those bonds with weaker underlying credits – declined, detracting from the Funds’ performance. However, on the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend Information

During the reporting period, there was one dividend increase for the Class A, B and I shares and two increases for the Class C shares of the Nuveen Massachusetts Insured Municipal Bond Fund. There were no dividend changes to the

Semi-Annual Report    Page 4

Nuveen Massachusetts Municipal Bond Fund. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of August 31, 2008, both Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial statement purposes.

Semi-Annual Report    Page 5

Fund Spotlight as of 8/31/08 Nuveen Massachusetts Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NMAAX	NMABX	NMACX	NBMAX
NAV	$9.56	$9.57	$9.48	$9.54
Latest Monthly Dividend[2]	$0.0325	$0.0265	$0.0280	$0.0340
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0404	$0.0404	$0.0404	$0.0404
Inception Date	9/07/94	3/07/97	10/06/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 8/31/08
A Shares	NAV	Offer
1-Year	2.15%	-2.16%
5-Year	3.87%	2.99%
10-Year	4.01%	3.57%
B Shares	w/o CDSC	w/CDSC
1-Year	1.39%	-2.52%
5-Year	3.07%	2.90%
10-Year	3.40%	3.40%
C Shares	NAV
1-Year	1.59%
5-Year	3.29%
10-Year	3.44%
I Shares	NAV
1-Year	2.34%
5-Year	4.06%
10-Year	4.22%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.08%	3.91%
30-Day Yield[4]	4.37%	—
SEC 30-Day Yield[4,5]	—	4.19%
Taxable-Equivalent Yield[5,6]	6.41%	6.14%
B Shares	NAV
Dividend Yield[4]	3.32%
30-Day Yield[4]	3.62%
Taxable-Equivalent Yield[6]	5.31%
C Shares	NAV
Dividend Yield[4]	3.54%
30-Day Yield[4]	3.83%
Taxable-Equivalent Yield[6]	5.62%
I Shares	NAV
Dividend Yield[4]	4.28%
SEC 30-Day Yield[4]	4.61%
Taxable-Equivalent Yield[6]	6.76%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-4.64%	-8.61%
5-Year	2.19%	1.31%
10-Year	3.37%	2.93%
B Shares	w/o CDSC	w/CDSC
1-Year	-5.44%	-9.09%
5-Year	1.43%	1.25%
10-Year	2.76%	2.76%
C Shares	NAV
1-Year	-5.32%
5-Year	1.60%
10-Year	2.80%
I Shares	NAV
1-Year	-4.57%
5-Year	2.38%
10-Year	3.58%

Portfolio Statistics
Net Assets ($000)	$115,926
Average Effective Maturity on Securities (Years)	17.29
Average Duration	6.82

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.88%	0.87%	2/29/08
Class B	1.63%	1.63%	2/29/08
Class C	1.44%	1.43%	2/29/08
Class I	0.69%	0.68%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid September 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2008.

3	Paid November 13, 2007. Capital gains and ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

Semi-Annual Report    Page 6

Fund Spotlight as of 8/31/08 Nuveen Massachusetts Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Health Care	21.0%
Tax Obligation/General	11.9%
Education and Civic Organizations	11.5%
Tax Obligation/Limited	11.2%
Water and Sewer	8.5%
Long-Term Care	7.8%
Transportation	7.4%
Housing/Multifamily	7.0%
U.S. Guaranteed	6.8%
Other	6.9%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of August 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/08)	$1,044.50	$1,040.60	$1,042.00	$1,045.60	$1,020.47	$1,016.69	$1,017.69	$1,021.53
Expenses Incurred During Period	$4.84	$8.69	$7.67	$3.82	$4.79	$8.59	$7.58	$3.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .94%, 1.69%, 1.49% and ..73% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 7

Fund Spotlight as of 8/31/08 Nuveen Massachusetts Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NMAIX	NINSX	NMAKX	NIMAX
NAV	$10.07	$10.08	$10.07	$10.11
Latest Monthly Dividend[2]	$0.0330	$0.0265	$0.0285	$0.0345
Latest Capital Gain Distribution[3]	$0.0472	$0.0472	$0.0472	$0.0472
Inception Date	9/07/94	3/06/97	9/15/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 8/31/08
A Shares	NAV	Offer
1-Year	3.74%	-0.58%
5-Year	4.02%	3.13%
10-Year	4.06%	3.62%
B Shares	w/o CDSC	w/CDSC
1-Year	2.84%	-1.14%
5-Year	3.24%	3.07%
10-Year	3.45%	3.45%
C Shares	NAV
1-Year	3.04%
5-Year	3.45%
10-Year	3.50%
I Shares	NAV
1-Year	3.90%
5-Year	4.23%
10-Year	4.27%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	3.93%	3.77%
30-Day Yield[4]	3.74%	—
SEC 30-Day Yield[4,5]	—	3.58%
Taxable-Equivalent Yield[5,6]	5.48%	5.25%
B Shares	NAV
Dividend Yield[4]	3.15%
30-Day Yield[4]	2.99%
Taxable-Equivalent Yield[6]	4.38%
C Shares	NAV
Dividend Yield[4]	3.40%
30-Day Yield[4]	3.19%
Taxable-Equivalent Yield[6]	4.68%
I Shares	NAV
Dividend Yield[4]	4.09%
SEC 30-Day Yield[4]	3.94%
Taxable-Equivalent Yield[6]	5.78%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-2.75%	-6.84%
5-Year	2.31%	1.44%
10-Year	3.44%	3.00%
B Shares	w/o CDSC	w/CDSC
1-Year	-3.49%	-7.22%
5-Year	1.54%	1.37%
10-Year	2.84%	2.84%
C Shares	NAV
1-Year	-3.30%
5-Year	1.74%
10-Year	2.88%
I Shares	NAV
1-Year	-2.56%
5-Year	2.52%
10-Year	3.65%

Portfolio Statistics
Net Assets ($000)	$83,535
Average Effective Maturity on Securities (Years)	15.38
Average Duration	6.90

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.08%	1.06%	2/29/08
Class B	1.83%	1.81%	2/29/08
Class C	1.63%	1.61%	2/29/08
Class I	0.88%	0.86%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid September 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2008.

3	Paid November 13, 2007. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

Semi-Annual Report    Page 8

Fund Spotlight as of 8/31/08 Nuveen Massachusetts Insured Municipal Bond Fund

Bond Credit Quality1,2

As of August 31, 2008, the Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

Industries2

Tax Obligation/General	29.7%
Tax Obligation/Limited	12.3%
Health Care	11.4%
U.S. Guaranteed	10.1%
Water and Sewer	8.0%
Transportation	7.2%
Education and Civic Organizations	7.0%
Long-Term Care	6.9%
Housing/Multifamily	5.4%
Other	2.0%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments (excluding derivative transactions) as of August 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/08)	$1,047.40	$1,042.30	$1,043.50	$1,048.20	$1,020.37	$1,016.64	$1,017.64	$1,021.37
Expenses Incurred During Period	$4.95	$8.75	$7.73	$3.92	$4.89	$8.64	$7.63	$3.87

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .96%, 1.71%, 1.51% and ..76% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 9

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Municipal Bond Fund

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 1.1%

$1,445	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Ba3	$1,262,121
	Consumer Staples – 0.7%

840	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	781,393
	Education and Civic Organizations – 11.1%

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B, 5.000%, 10/01/37 – XLCA Insured	10/15 at 100.00	Baa1	1,387,605

3,000	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 1999A, 5.500%, 3/01/29 – ACA Insured	3/09 at 101.00	BBB	2,910,330

3,075	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured	7/15 at 100.00	AAA	3,117,465

750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19	9/13 at 100.00	AA–	805,305

895	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA	910,063

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	Aaa	509,645

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2003H, 5.000%, 7/01/21	7/13 at 100.00	AAA	519,255

2,230	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AAA	2,286,531

425	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	2/09 at 101.00	BBB–	425,744
12,875	Total Education and Civic Organizations			12,871,943
	Health Care – 20.3%

2,900	Massachusetts Development Finance Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 1999A, 6.250%, 8/15/29 – ACA Insured	8/09 at 101.00	N/R	2,817,553

1,500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series A (2008), 6.500%, 1/15/38	1/18 at 100.00	N/R	1,429,260

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31	10/11 at 101.00	BBB+	1,271,263

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/11 at 101.00	BBB+	2,823,480

50	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A, 5.750%, 7/01/28	1/09 at 101.00	BBB	47,420

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22	7/12 at 101.00	BBB	1,012,560

790	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31	1/12 at 101.00	N/R	809,758

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – FSA Insured	8/12 at 100.00	AAA	1,032,770

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	BBB+	1,047,538

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A, 4.750%, 7/01/22 – FSA Insured	1/09 at 101.00	AAA	1,489,395

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A	2,010,580

10

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A	$2,027,640

2,040	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	1,733,531

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BBB–	1,254,988

105	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%, 7/01/32	7/11 at 101.00	AA	106,813

375	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2001C, 6.625%, 7/01/32	7/11 at 100.00	BBB	381,338

2,565	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB	2,243,221
24,725	Total Health Care			23,539,108
	Housing/Multifamily – 6.7%

1,115	Framingham Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Refunding Bonds, Beaver Terrace Apartments, Series 2000A, 6.350%, 2/20/32	8/10 at 105.00	AAA	1,173,883

2,160	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	AAA	1,898,986

2,750	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	12/09 at 102.00	N/R	2,793,010

530	Massachusetts Housing Finance Agency, Housing Bonds, Series 2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)	6/15 at 100.00	AA–	462,584

500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	473,470

1,000	Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates Projects, Series 1997, 5.650%, 1/01/22 – MBIA Insured	1/09 at 101.00	Aaa	1,021,830
8,055	Total Housing/Multifamily			7,823,763
	Housing/Single Family – 0.3%

290	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	250,519
	Industrials – 0.7%

510	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	483,924

400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	384,220
910	Total Industrials			868,144
	Long-Term Care – 7.6%

1,500	Massachusetts Development Finance Agency, Human Service Provider Revenue Bonds, Seven Hills Foundation and Affiliates Issue, Series 2005, 5.000%, 9/01/35 – RAAI Insured	9/15 at 100.00	A3	1,307,850

2,590	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	BB–	2,223,748

50	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	7/11 at 102.00	BBB–	53,045

1,790	Massachusetts Development Finance Authority, Revenue Bonds, May Institute, Series 1999, 5.750%, 9/01/24 – RAAI Insured	9/09 at 102.00	BBB+	1,793,401

740	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cable Housing and Health Services, Series 1993A, 5.625%, 7/01/13 – MBIA Insured	1/09 at 100.00	AA	741,887

75	Massachusetts Industrial Finance Agency, FHA-Insured Project Revenue Bonds, Heights Crossing LP, Series 1995, 6.000%, 2/01/15 (Alternative Minimum Tax)	2/09 at 100.00	AAA	75,120

11

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$610	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	1/11 at 101.00	BBB–	$590,706

2,020	Massachusetts Industrial Finance Agency, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Taunton LP, Series 1999, 5.500%, 6/20/40 (Alternative Minimum Tax)	6/09 at 102.00	AAA	2,007,799
9,375	Total Long-Term Care			8,793,556
	Tax Obligation/General – 11.5%

500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa3	530,995

1,160	Beverly, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/01/21 – MBIA Insured	11/13 at 100.00	A1	1,200,762

1,000	Boston, Massachusetts, General Obligation Bonds, Series 2001B, 5.000%, 8/01/15	8/11 at 100.00	AA+	1,059,650

1,000	Erving, Massachusetts, General Obligation Bonds, Series 2002, 5.500%, 6/15/16	6/12 at 101.00	A	1,059,670

1,000	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – FSA Insured	2/13 at 101.00	AAA	1,041,600

1,145	Falmouth, Massachusetts, General Obligation Bonds, Series 2002, 5.000%, 2/01/19	2/12 at 101.00	AA+	1,206,132

2,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AAA	3,055,324

1,490	Northbridge, Massachusetts, General Obligation Bonds, Series 2002, 5.250%, 2/15/18 – AMBAC Insured	2/12 at 101.00	AA	1,567,301

690	Westfield, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 8/01/19 – AMBAC Insured	8/14 at 100.50	AA	727,467

1,825	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	A–	1,920,886
12,310	Total Tax Obligation/General			13,369,787
	Tax Obligation/Limited – 10.8%

680	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	5/13 at 100.00	AA	690,703

395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	AA	408,363

2,925	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds, Series 2006, 5.000%, 7/01/26	7/18 at 100.00	AAA	3,068,529

550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 – MBIA Insured	5/14 at 100.00	AA	576,637

815	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	AA	815,970

	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
1,025	5.375%, 5/01/22 – XLCA Insured	No Opt. Call	A1	1,111,408
1,125	5.375%, 5/01/23 – XLCA Insured	No Opt. Call	A1	1,218,465

2,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/22 – FSA Insured	8/15 at 100.00	AAA	2,106,540

670	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A	709,235

1,650	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa	1,812,575
11,835	Total Tax Obligation/Limited			12,518,425
	Transportation – 7.2%

3,835	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/24 – MBIA Insured	7/13 at 100.00	AA	3,935,780

1,800	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A2	1,602,360

3,525	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	2,793,457
9,160	Total Transportation			8,331,597

12

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 6.5% (4)

$90	Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 (Pre-refunded 2/01/11) – AMBAC Insured	2/11 at 100.00	Aa3	(4)	$95,861

75	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds, Series 2006, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa2	(4)	83,336

50	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 101.00	A–	(4)	58,410

945	Massachusetts Health and Educational Facilities Authority, FHA-Insured Revenue Bonds, Malden Hospital, Series 1982A, 5.000%, 8/01/16 (Pre-refunded 8/01/10)	8/10 at 100.00	AAA		975,514

210	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31 (Pre-refunded 1/01/12)	1/12 at 101.00	Aaa		234,360

600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R	(4)	652,968

1,680	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%, 7/01/32 (Pre-refunded 7/01/11)	7/11 at 101.00	AAA		1,849,932

2,890	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Winchester Hospital, Series 2000E, 6.750%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 101.00	N/R	(4)	3,122,760

390	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	1/09 at 100.00	AAA		501,220
6,930	Total U.S. Guaranteed				7,574,361
	Utilities – 3.9%

1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – MBIA Insured	1/12 at 101.00	A2		1,078,880

1,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/08 at 102.00	BBB		987,190

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	A3		2,482,575
4,500	Total Utilities				4,548,645
	Water and Sewer – 8.3%

2,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25	11/14 at 100.00	AA		2,078,360

60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	8/13 at 100.00	AAA		62,402

380	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA		393,824

1,500	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	8/12 at 100.00	AAA		1,593,975

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,585	5.000%, 8/01/28 – MBIA Insured	8/17 at 100.00	AA		1,622,755
2,080	5.000%, 8/01/29 – MBIA Insured	8/17 at 100.00	AA		2,120,414

1,125	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA		913,298

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–		796,754
9,490	Total Water and Sewer				9,581,782
$112,740	Total Investments (cost $114,098,679) – 96.7%				112,115,144

	Other Assets Less Liabilities – 3.3%				3,810,792

	Net Assets – 100%				$115,925,936

13

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Municipal Bond Fund (continued)

August 31, 2008

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

14

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Insured Municipal Bond Fund

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 7.1%

$865	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	AA	$843,643

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B, 5.000%, 10/01/37 – XLCA Insured	10/15 at 100.00	Baa1	1,387,605

895	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – MBIA Insured	9/17 at 100.00	AA	886,873

1,790	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA	1,820,126

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, University of Massachusetts, Series 2005D, 5.250%, 10/01/24 – FGIC Insured	10/14 at 100.00	A+	1,022,410
6,050	Total Education and Civic Organizations			5,960,657
	Health Care – 11.6%

2,000	Boston, Massachusetts, Special Obligation Bonds, Boston Medical Center, Series 2002, 5.000%, 8/01/18 – MBIA Insured	8/12 at 100.00	AA+	2,078,860

5	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program, Series 1989G-2, 7.200%, 7/01/09 – MBIA Insured	1/09 at 100.00	AA	5,021

250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program, Series 1998B-1, 5.375%, 2/01/28 – MBIA Insured	8/18 at 100.00	AAA	254,510

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program, Series 1998B-2, 5.000%, 2/01/25 – MBIA Insured	8/18 at 100.00	AAA	500,755

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Auction Rate Series 2004D, 5.250%, 7/01/24 – MBIA Insured	7/18 at 100.00	AAA	1,025,430

1,100	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 – MBIA Insured	1/09 at 102.00	AA	1,100,308

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – FSA Insured	8/12 at 100.00	AAA	1,032,770

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A	1,407,406

2,290	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	1/09 at 100.00	AA	2,296,916
9,545	Total Health Care			9,701,976
	Housing/Multifamily – 5.5%

1,125	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	AAA	989,055

285	Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, Series 1998A, 5.375%, 6/01/16 – MBIA Insured (Alternative Minimum Tax)	12/08 at 101.00	AA	288,443

640	Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates Projects, Series 1997, 5.650%, 1/01/22 – MBIA Insured	1/09 at 101.00	Aaa	653,971

2,575	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/12 at 103.00	AAA	2,627,170
4,625	Total Housing/Multifamily			4,558,639
	Long-Term Care – 7.0%

2,500	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)	3/12 at 105.00	AAA	2,646,950

3,185	Massachusetts Industrial Finance Agency, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Amherst LP, Series 1997, 5.950%, 6/20/39 (Alternative Minimum Tax)	12/08 at 101.00	AAA	3,207,104
5,685	Total Long-Term Care			5,854,054

15

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Insured Municipal Bond Fund (continued)

August 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 30.2%

$1,520	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.250%, 2/01/17 – FSA Insured	2/13 at 101.00	AAA	$1,654,216

1,265	Freetown Lakeville Regional School District, Plymouth County, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 1/01/15 – MBIA Insured	1/13 at 101.00	AA	1,354,764

3,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 6.000%, 11/01/13 – MBIA Insured	No Opt. Call	AA	3,435,180

1,500	Monson, Massachusetts, Unlimited Tax General Obligation School Refunding Bonds, Series 1993, 5.500%, 10/15/10 – MBIA Insured	No Opt. Call	AA	1,597,650

1,250	Northampton, Massachusetts, General Obligation Bonds, Series 2002, 5.000%, 9/01/19 – MBIA Insured	9/12 at 101.00	A1	1,314,950

190	Northfield, Massachusetts, General Obligation Bonds, Series 1992, 6.350%, 10/15/09 – MBIA Insured	10/08 at 100.00	AA	191,005

1,350	Norwell, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 2/15/25 – AMBAC Insured	No Opt. Call	AA+	1,408,874

1,230	Pioneer Valley Regional School District, Massachusetts, General Obligation Bonds, Series 2002, 5.375%, 6/15/19 – AMBAC Insured	6/12 at 101.00	Aa3	1,315,424

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
420	5.500%, 7/01/14 – FSA Insured (UB)	No Opt. Call	AAA	459,581
1,275	5.500%, 7/01/16 – FSA Insured (UB)	No Opt. Call	AAA	1,405,241
1,500	5.500%, 7/01/17 – FSA Insured (UB)	No Opt. Call	AAA	1,650,225
1,725	5.500%, 7/01/18 – FSA Insured (UB)	No Opt. Call	AAA	1,903,382
1,125	5.500%, 7/01/19 – FSA Insured (UB)	No Opt. Call	AAA	1,235,295
4,300	5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	4,445,939

1,000	Tantasqua Regional School District, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – FSA Insured	10/15 at 100.00	Aaa	1,102,660

220	Taunton, Massachusetts, General Obligation Bonds, Series 1991, 6.800%, 9/01/09 – MBIA Insured	9/08 at 100.00	AA	220,856

545	Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 – FGIC Insured	8/11 at 100.00	A–	572,659
23,415	Total Tax Obligation/General			25,267,901
	Tax Obligation/Limited – 12.6%

560	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	AA	560,666

2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AAA	2,503,625

1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/22 – XLCA Insured	No Opt. Call	A1	1,084,300

3,200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 – FSA Insured	8/15 at 100.00	AAA	3,401,504

460	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A	486,938

475	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	447,650

2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 – MBIA Insured	7/14 at 100.00	AA	1,999,100
10,195	Total Tax Obligation/Limited			10,483,783
	Transportation – 7.3%

1,000	Massachusetts Port Authority, Revenue Bonds, Series 2003C, 5.000%, 7/01/18 – MBIA Insured	7/13 at 100.00	AA	1,042,210

800	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A2	712,160

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	420,009

16

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$2,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 – MBIA Insured	1/09 at 100.00	AA		$1,978,940

2,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 – AMBAC Insured	1/09 at 101.00	AA		1,975,240
6,330	Total Transportation				6,128,559
	U.S. Guaranteed – 10.3% (4)

455	Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 (Pre-refunded 2/01/11) – AMBAC Insured	2/11 at 100.00	Aa3	(4)	484,630

2,500	Massachusetts Development Finance Authority, GNMA Collateralized Revenue Bonds, VOA Concord Assisted Living Inc., Series 2000A, 6.900%, 10/20/41 (Pre-refunded 10/20/11)	10/11 at 105.00	AAA		2,950,450

295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – MBIA Insured	7/21 at 100.00	AAA		319,594

600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R	(4)	652,968

850	Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue Bonds, Nuclear Project 6, Series 1993A, 5.000%, 7/01/10 – AMBAC Insured (ETM)	10/08 at 100.00	Aaa		876,155

1,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002B, 5.500%, 3/01/17 (Pre-refunded 3/01/12) – FSA Insured	3/12 at 100.00	AAA		1,086,240

2,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	2,196,060
7,700	Total U.S. Guaranteed				8,566,097
	Utilities – 1.9%

1,500	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – MBIA Insured	1/12 at 101.00	A2		1,618,320
	Water and Sewer – 8.2%

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – FSA Insured	No Opt. Call	AAA		1,120,330

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,650	5.000%, 8/01/27 – MBIA Insured	8/17 at 100.00	AA		1,696,580
750	5.000%, 8/01/28 – MBIA Insured	8/17 at 100.00	AA		767,865

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A:
1,500	5.000%, 8/01/31 – AMBAC Insured	8/16 at 100.00	AA		1,516,560
875	4.000%, 8/01/46	8/16 at 100.00	AA		710,342

1,000	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – MBIA Insured	7/14 at 100.00	AA		1,020,220
6,775	Total Water and Sewer				6,831,897
$81,820	Total Investments (cost $84,290,585) – 101.7%				84,971,883

	Floating Rate Obligations – (4.6)%				(3,845,000)

	Other Assets Less Liabilities – 2.9%				2,408,012

	Net Assets – 100%				$83,534,895

17

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Insured Municipal Bond Fund (continued)

August 31, 2008

Forward Swaps outstanding at August 31, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (5)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$3,500,000	Pay	3-Month USD-LIBOR	5.030%	Semi-Annually	12/30/08	12/30/28	$92,793

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

As of August 31, 2008, the Fund primarily invested in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

18

Statement of Assets and Liabilities (Unaudited)

August 31, 2008

	Massachusetts	Massachusetts Insured
Assets
Investments, at value (cost $114,098,679 and $84,290,585, respectively)	$112,115,144	$84,971,883
Cash	2,752,718	1,491,927
Unrealized appreciation on forward swaps	—	92,793
Receivables:
Interest	1,299,775	947,479
Investments sold	20,000	55,747
Shares sold	143,355	49,533
Other assets	59	28
Total assets	116,331,051	87,609,390
Liabilities
Floating rate obligations	—	3,845,000
Payable for shares redeemed	114,611	59,051
Accrued expenses:
Management fees	51,169	37,916
12b-1 distribution and service fees	18,963	15,748
Other	51,858	28,345
Dividends payable	168,514	88,435
Total liabilities	405,115	4,074,495
Net assets	$115,925,936	$83,534,895
Class A Shares
Net assets	$47,864,553	$25,435,069
Shares outstanding	5,006,829	2,526,869
Net asset value per share	$9.56	$10.07
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$9.98	$10.51
Class B Shares
Net assets	$3,225,949	$4,869,899
Shares outstanding	336,940	483,105
Net asset value and offering price per share	$9.57	$10.08
Class C Shares
Net assets	$12,600,440	$11,888,466
Shares outstanding	1,328,639	1,180,597
Net asset value and offering price per share	$9.48	$10.07
Class I Shares (1)
Net assets	$52,234,994	$41,341,461
Shares outstanding	5,472,594	4,090,009
Net asset value and offering price per share	$9.54	$10.11

Net Assets Consist of:
Capital paid-in	$117,314,238	$82,139,540
Undistributed (Over-distribution of) net investment income	266,420	210,453
Accumulated net realized gain (loss) from investments	328,813	410,811
Net unrealized appreciation (depreciation) of investments and derivative transactions	(1,983,535)	774,091
Net assets	$115,925,936	$83,534,895

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

19

Statement of Operations (Unaudited)

Six Months Ended August 31, 2008

	Massachusetts	Massachusetts Insured
Investment Income	$3,176,664	$2,037,253
Expenses
Management fees	336,467	222,146
12b-1 service fees – Class A	55,720	24,516
12b-1 distribution and service fees – Class B	16,061	24,435
12b-1 distribution and service fees – Class C	47,873	42,490
Shareholders’ servicing agent fees and expenses	42,166	25,192
Interest expense on floating rate obligations	—	42,227
Custodian’s fees and expenses	58,568	10,647
Trustees’ fees and expenses	984	844
Professional fees	6,881	5,644
Shareholders’ reports – printing and mailing expenses	14,920	11,625
Federal and state registration fees	1,447	1,391
Other expenses	3,074	2,489
Total expenses before custodian fee credit	584,161	413,646
Custodian fee credit	(609)	(7,166)
Expense reimbursement	(1,766)	—
Net expenses	581,786	406,480
Net investment income	2,594,878	1,630,773
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(283,359)	126,421
Change in net unrealized appreciation (depreciation) of:
Investments	3,652,904	1,862,636
Forward swaps	—	47,956
Net realized and unrealized gain (loss)	3,369,545	2,037,013
Net increase (decrease) in net assets from operations	$5,964,423	$3,667,786

See accompanying notes to financial statements.

20

Statement of Changes in Net Assets (Unaudited)

	Massachusetts		Massachusetts Insured
	Six Months Ended 8/31/08	Year Ended 2/29/08	Six Months Ended 8/31/08	Year Ended 2/29/08
Operations
Net investment income	$2,594,878	$6,351,742	$1,630,773	$3,027,996
Net realized gain (loss) from:
Investments	(283,359)	1,022,761	126,421	184,603
Forward swaps	—	—	—	97,803
Futures	—	—	—	229,296
Change in net unrealized appreciation (depreciation) of:
Investments	3,652,904	(12,683,217)	1,862,636	(4,744,251)
Forward swaps	—	—	47,956	44,837
Net increase (decrease) in net assets from operations	5,964,423	(5,308,714)	3,667,786	(1,159,716)
Distributions to Shareholders
From net investment income:
Class A	(1,092,862)	(3,406,962)	(467,953)	(801,668)
Class B	(55,062)	(127,031)	(77,479)	(159,832)
Class C	(223,123)	(378,304)	(186,277)	(309,402)
Class I (1)	(1,125,316)	(2,287,730)	(828,553)	(1,698,147)
From accumulated net realized gains:
Class A	—	(330,602)	—	(102,071)
Class B	—	(15,332)	—	(24,271)
Class C	—	(45,707)	—	(45,784)
Class I (1)	—	(224,880)	—	(194,817)
Decrease in net assets from distributions to shareholders	(2,496,363)	(6,816,548)	(1,560,262)	(3,335,992)
Fund Share Transactions
Proceeds from sale of shares	18,949,626	18,672,451	4,739,660	9,478,117
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,362,009	3,219,528	1,059,476	2,501,625
	20,311,635	21,891,979	5,799,136	11,979,742
Cost of shares redeemed	(43,162,279)	(52,961,224)	(3,083,295)	(9,566,192)
Net increase (decrease) in net assets from Fund share transactions	(22,850,644)	(31,069,245)	2,715,841	2,413,550
Net increase (decrease) in net assets	(19,382,584)	(43,194,507)	4,823,365	(2,082,158)
Net assets at the beginning of period	135,308,520	178,503,027	78,711,530	80,793,688
Net assets at the end of period	$115,925,936	$135,308,520	$83,534,895	$78,711,530
Undistributed (Over-distribution of) net investment income at the end of period	$266,420	$167,905	$210,453	$139,942

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

21

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”) and Nuveen Massachusetts Insured Municipal Bond Fund (“Massachusetts Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Massachusetts seeks to provide a high level of tax-free income and preservation of capital by primarily investing its assets in investment grade municipal bonds. The Fund may also invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds.

Massachusetts Insured seeks to provide a high level of tax-free income and preservation of capital by investing at least 80% of its net assets in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2008, there were no such outstanding purchase commitments in either of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

22

Effective August 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the six months ended August 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Insurance

Under normal circumstances, Massachusetts Insured will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims-paying ability rated at least A at the time of purchase by at least one independent rating agency. In addition, the Fund will invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. The Fund will only purchase quality municipal bonds that are rated investment grade (AAA/AAa to BBB/Baa) (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency or are unrated but judged to be of similar credit quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period March 1, 2008 through April 30, 2008, each Fund offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate

23

Notes to Financial Statements (Unaudited) (continued)

certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters increases beyond the value of the investments included in the Fund’s Statement of Assets and Liabilities as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At August 31, 2008, neither of the Funds had exposure to recourse trusts or credit recovery swaps.

During the six months ended August 31, 2008, Massachusetts Insured invested in externally-deposited and/or self-deposited inverse floaters. Massachusetts did not invest in any such instruments during the six months ended August 31, 2008.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended August 31, 2008, were as follows:

Massachusetts Insured
Average floating rate obligations	$3,845,000
Average annual interest rate and fees	2.18%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Massachusetts Insured was the only Fund to invest in forward interest rate swap transactions during the six months ended August 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

24

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Neither of the Funds invested in futures contracts during the six months ended August 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of SFAS No. 157 “Fair Value Measurements”. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of August 31, 2008:

Massachusetts	Level 1	Level 2	Level 3	Total
Investments	$—	$112,115,144	$—	$112,115,144

Massachusetts Insured	Level 1	Level 2	Level 3	Total
Investments	$—	$84,971,883	$—	$84,971,883
Derivatives*	—	92,793	—	92,793
Total	$—	$85,064,676	$—	$85,064,676

* Represents net unrealized appreciation (depreciation).

25

Notes to Financial Statements (Unaudited) (continued)

3. Fund Shares

Transactions in Fund shares were as follows:

	Massachusetts
	Six Months Ended 8/31/08		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,799,002	$17,252,184	1,481,936	$14,595,120
Class A – automatic conversion of Class B shares	7,911	75,366	27,927	278,640
Class B	3,942	37,885	36,217	359,048
Class C	155,441	1,482,785	296,464	2,898,340
Class I	10,549	101,406	54,470	541,303
Shares issued to shareholders due to reinvestment of distributions:
Class A	45,350	435,298	99,311	979,577
Class B	2,287	21,991	6,719	66,451
Class C	11,280	107,406	23,328	228,284
Class I	83,203	797,314	197,431	1,945,216
	2,118,965	20,311,635	2,223,803	21,891,979
Shares redeemed:
Class A	(4,053,612)	(39,005,804)	(4,491,915)	(44,143,440)
Class B	(37,709)	(363,138)	(91,124)	(904,795)
Class B – automatic conversion to Class A shares	(7,902)	(75,366)	(27,893)	(278,640)
Class C	(97,028)	(927,234)	(241,874)	(2,383,413)
Class I	(289,322)	(2,790,737)	(529,762)	(5,250,936)
	(4,485,573)	(43,162,279)	(5,382,568)	(52,961,224)
Net increase (decrease)	(2,366,608)	$(22,850,644)	(3,158,765)	$(31,069,245)

	Massachusetts Insured
	Six Months Ended 8/31/08		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	273,863	$2,766,218	557,318	$5,708,243
Class A – automatic conversion of Class B shares	11,433	114,720	8,283	85,747
Class B	12,710	128,217	31,694	324,682
Class C	147,531	1,486,089	306,647	3,145,107
Class I	23,994	244,416	20,937	214,338
Shares issued to shareholders due to reinvestment of distributions:
Class A	29,175	293,151	65,364	667,024
Class B	4,721	47,493	11,724	119,786
Class C	11,592	116,465	21,735	221,756
Class I	59,700	602,367	145,737	1,493,059
	574,719	5,799,136	1,169,439	11,979,742
Shares redeemed:
Class A	(88,811)	(896,594)	(350,910)	(3,590,908)
Class B	(39,165)	(394,140)	(61,716)	(630,594)
Class B – automatic conversion to Class A shares	(11,413)	(114,720)	(8,275)	(85,747)
Class C	(60,113)	(606,960)	(85,857)	(873,809)
Class I	(105,697)	(1,070,881)	(427,377)	(4,385,134)
	(305,199)	(3,083,295)	(934,135)	(9,566,192)
Net increase (decrease)	269,520	$2,715,841	235,304	$2,413,550

26

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended August 31, 2008, were as follows:

	Massachusetts	Massachusetts Insured
Purchases	$2,207,129	$7,685,732
Sales and maturities	27,956,859	6,352,730

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2008, the cost of investments was as follows:

	Massachusetts	Massachusetts Insured
Cost of investments	$114,082,460	$80,385,065

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2008, were as follows:

	Massachusetts	Massachusetts Insured
Gross unrealized:
Appreciation	$2,016,574	$2,138,018
Depreciation	(3,983,890)	(1,394,886)
Net unrealized appreciation (depreciation) of investments	$(1,967,316)	$743,132

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2008, the Funds’ last tax year end, were as follows:

	Massachusetts	Massachusetts Insured
Undistributed net tax-exempt income*	$621,703	$327,089
Undistributed net ordinary income**	5,498	165,132
Undistributed net long-term capital gains	611,361	124,866

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 8, 2008, paid on March 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 29, 2008, was designated for purposes of the dividends paid deduction as follows:

	Massachusetts	Massachusetts Insured
Distributions from net tax-exempt income	$6,263,506	$2,963,989
Distributions from net ordinary income**	14,047	—
Distributions from net long-term capital gains	616,521	366,943

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

27

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2008, the complex-level fee rate was .1867%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen-sponsored funds in the United States, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen-sponsored funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured. The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended August 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Massachusetts	Massachusetts Insured
Sales charges collected	$34,687	$36,049
Paid to financial intermediaries	30,066	31,887

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended August 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Massachusetts	Massachusetts Insured
Commission advances	$13,891	$28,216

28

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Massachusetts	Massachusetts Insured
12b-1 fees retained	$22,062	$28,674

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2008, as follows:

	Massachusetts	Massachusetts Insured
CDSC retained	$2,536	$4,259

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 2008, to shareholders of record on September 29, 2008, as follows:

	Massachusetts	Massachusetts Insured
Dividend per share:
Class A	$.0325	$.0330
Class B	.0265	.0265
Class C	.0280	.0285
Class I	.0340	.0345

29

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MASSACHUSETTS
Year Ended February 28/29	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009(g)	$9.34	$.20	$.22	$.42	$(.20)	$—	$(.20)	$9.56	4.45%
2008	10.11	.39	(.74)	(.35)	(.38)	(.04)	(.42)	9.34	(3.61)
2007	10.03	.38	.07	.45	(.37)	—	(.37)	10.11	4.62
2006	10.09	.39	(.03)	.36	(.39)	(.03)	(.42)	10.03	3.65
2005	10.13	.41	(.04)	.37	(.41)	—	(.41)	10.09	3.75
2004	9.98	.42	.16	.58	(.43)	—	(.43)	10.13	5.95
Class B (3/97)
2009(g)	9.35	.16	.22	.38	(.16)	—	(.16)	9.57	4.06
2008	10.13	.31	(.74)	(.43)	(.31)	(.04)	(.35)	9.35	(4.41)
2007	10.04	.31	.08	.39	(.30)	—	(.30)	10.13	3.96
2006	10.11	.31	(.03)	.28	(.32)	(.03)	(.35)	10.04	2.80
2005	10.15	.33	(.04)	.29	(.33)	—	(.33)	10.11	3.00
2004	10.01	.35	.15	.50	(.36)	—	(.36)	10.15	5.07
Class C (10/94)
2009(g)	9.26	.17	.22	.39	(.17)	—	(.17)	9.48	4.20
2008	10.04	.33	(.75)	(.42)	(.32)	(.04)	(.36)	9.26	(4.27)
2007	9.95	.33	.08	.41	(.32)	—	(.32)	10.04	4.19
2006	10.02	.33	(.03)	.30	(.34)	(.03)	(.37)	9.95	3.01
2005	10.06	.35	(.04)	.31	(.35)	—	(.35)	10.02	3.21
2004	9.92	.37	.14	.51	(.37)	—	(.37)	10.06	5.31
Class I (12/86) (f)
2009(g)	9.32	.21	.21	.42	(.20)	—	(.20)	9.54	4.56
2008	10.09	.41	(.74)	(.33)	(.40)	(.04)	(.44)	9.32	(3.45)
2007	10.01	.40	.07	.47	(.39)	—	(.39)	10.09	4.81
2006	10.07	.41	(.03)	.38	(.41)	(.03)	(.44)	10.01	3.84
2005	10.11	.42	(.04)	.38	(.42)	—	(.42)	10.07	3.95
2004	9.96	.44	.16	.60	(.45)	—	(.45)	10.11	6.16

30

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$47,865.94		%*	.94	%*	4.12	%*	.94	%*	.94	%*	4.12	%*	.94	%*	.94	%*	4.12	%*	2%
67,297.88			.88		3.90		.88		.88		3.90		.87		.87		3.90		12
102,045.87			.87		3.82		.87		.87		3.82		.85		.85		3.84		4
72,519.88			.88		3.86		.88		.88		3.86		.86		.86		3.87		9
45,302.91			.91		4.06		.91		.91		4.06		.91		.91		4.06		11
28,720.94			.94		4.25		.94		.94		4.25		.93		.93		4.25		22

3,226	1.69	*	1.69	*	3.37	*	1.69	*	1.69	*	3.37	*	1.69	*	1.69	*	3.37	*	2
3,519	1.63		1.63		3.15		1.63		1.63		3.15		1.63		1.63		3.15		12
5,989	1.62		1.62		3.07		1.62		1.62		3.07		1.60		1.60		3.09		4
5,989	1.64		1.64		3.09		1.64		1.64		3.09		1.62		1.62		3.11		9
7,300	1.66		1.66		3.30		1.66		1.66		3.30		1.65		1.65		3.31		11
7,976	1.68		1.68		3.49		1.68		1.68		3.49		1.68		1.68		3.50		22

12,600	1.49	*	1.49	*	3.57	*	1.49	*	1.49	*	3.57	*	1.49	*	1.49	*	3.57	*	2
11,661	1.44		1.44		3.35		1.44		1.44		3.35		1.43		1.43		3.36		12
11,853	1.42		1.42		3.27		1.42		1.42		3.27		1.40		1.40		3.29		4
12,160	1.44		1.44		3.30		1.44		1.44		3.30		1.42		1.42		3.32		9
11,160	1.46		1.46		3.50		1.46		1.46		3.50		1.45		1.45		3.51		11
11,025	1.48		1.48		3.69		1.48		1.48		3.69		1.48		1.48		3.70		22

52,235.74		*	.74	*	4.32	*	.74	*	.74	*	4.32	*	.73	*	.73	*	4.32	*	2
52,832.69			.69		4.10		.69		.69		4.10		.68		.68		4.11		12
60,022.67			.67		4.02		.67		.67		4.02		.65		.65		4.04		4
61,177.68			.68		4.05		.68		.68		4.05		.67		.67		4.06		9
63,379.71			.71		4.25		.71		.71		4.25		.70		.70		4.26		11
65,483.73			.73		4.45		.73		.73		4.45		.72		.72		4.45		22

*	Annualized
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended August 31, 2008.

See accompanying notes to financial statements.

31

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MASSACHUSETTS INSURED
Year Ended February 28/29	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009(g)	$9.80	$.20	$.26	$.46	$(.19)	$—	$(.19)	$10.07	4.74%
2008	10.37	.39	(.53)	(.14)	(.38)	(.05)	(.43)	9.80	(1.42)
2007	10.37	.39	.02	.41	(.38)	(.03)	(.41)	10.37	3.48
2006	10.44	.40	(.04)	.36	(.39)	(.04)	(.43)	10.37	3.48
2005	10.72	.41	(.21)	.20	(.42)	(.06)	(.48)	10.44	1.95
2004	10.54	.43	.19	.62	(.44)	—	(.44)	10.72	6.03
Class B (3/97)
2009(g)	9.82	.16	.25	.41	(.15)	—	(.15)	10.08	4.23
2008	10.38	.31	(.51)	(.20)	(.31)	(.05)	(.36)	9.82	(2.07)
2007	10.38	.31	.03	.34	(.31)	(.03)	(.34)	10.38	3.33
2006	10.45	.32	(.04)	.28	(.31)	(.04)	(.35)	10.38	2.70
2005	10.73	.33	(.21)	.12	(.34)	(.06)	(.40)	10.45	1.19
2004	10.55	.35	.19	.54	(.36)	—	(.36)	10.73	5.24
Class C (9/94)
2009(g)	9.81	.17	.26	.43	(.17)	—	(.17)	10.07	4.35
2008	10.37	.33	(.52)	(.19)	(.32)	(.05)	(.37)	9.81	(1.90)
2007	10.36	.33	.03	.36	(.32)	(.03)	(.35)	10.37	3.62
2006	10.44	.34	(.05)	.29	(.33)	(.04)	(.37)	10.36	2.78
2005	10.71	.35	(.20)	.15	(.36)	(.06)	(.42)	10.44	1.46
2004	10.53	.37	.19	.56	(.38)	—	(.38)	10.71	5.43
Class I (12/86) (f)
2009(g)	9.84	.21	.26	.47	(.20)	—	(.20)	10.11	4.82
2008	10.41	.41	(.53)	(.12)	(.40)	(.05)	(.45)	9.84	(1.24)
2007	10.40	.41	.03	.44	(.40)	(.03)	(.43)	10.41	4.39
2006	10.47	.42	(.04)	.38	(.41)	(.04)	(.45)	10.40	3.64
2005	10.75	.43	(.21)	.22	(.44)	(.06)	(.50)	10.47	2.12
2004	10.56	.45	.20	.65	(.46)	—	(.46)	10.75	6.30

32

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$25,435.98		%*	.88	%*	3.94	%*	.98	%*	.88	%*	3.94	%*	.96	%*	.86	%*	3.95	%*	8%
22,561	1.08		.90		3.79		1.08		.90		3.79		1.06		.88		3.80		18
20,958	1.06		.89		3.75		1.06		.89		3.75		1.05		.88		3.76		6
24,153.90			.90		3.79		.90		.90		3.79		.89		.89		3.81		14
21,233.91			.91		3.95		.91		.91		3.95		.90		.90		3.95		26
21,179.93			.93		4.11		.93		.93		4.11		.92		.92		4.12		36

4,870	1.73	*	1.63	%*	3.19	*	1.73	*	1.63%		3.19	*	1.71	*	1.61	%*	3.21	*	8
5,068	1.83		1.65		3.04		1.83		1.65		3.04		1.81		1.63		3.05		18
5,635	1.81		1.64		3.00		1.81		1.64		3.00		1.80		1.63		3.02		6
6,121	1.65		1.65		3.04		1.65		1.65		3.04		1.64		1.64		3.05		14
6,759	1.66		1.66		3.20		1.66		1.66		3.20		1.65		1.65		3.20		26
7,183	1.68		1.68		3.37		1.68		1.68		3.37		1.67		1.67		3.37		36

11,888	1.53	*	1.43	%*	3.39	*	1.53	*	1.43	%*	3.39	*	1.51	*	1.41	%*	3.40	*	8
10,608	1.63		1.45		3.24		1.63		1.45		3.24		1.61		1.43		3.25		18
8,700	1.61		1.44		3.21		1.61		1.44		3.21		1.60		1.43		3.22		6
9,895	1.45		1.45		3.24		1.45		1.45		3.24		1.44		1.44		3.25		14
11,981	1.46		1.46		3.40		1.46		1.46		3.40		1.45		1.45		3.40		26
12,879	1.48		1.48		3.56		1.48		1.48		3.56		1.47		1.47		3.57		36

41,341.78		*	.68	%*	4.14	*	.78	*	.68	%*	4.14	*	.76	*	.66	%*	4.16	*	8
40,474.88			.70		3.99		.88		.70		3.99		.86		.68		4.00		18
45,501.86			.69		3.96		.86		.69		3.96		.85		.68		3.97		6
48,685.70			.70		3.99		.70		.70		3.99		.69		.69		4.00		14
50,432.71			.71		4.15		.71		.71		4.15		.70		.70		4.15		26
54,344.73			.73		4.31		.73		.73		4.31		.72		.72		4.32		36

*	Annualized
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended August 31, 2008.

See accompanying notes to financial statements.

33

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees and expenses), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest

34

Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general “other states” category for uninsured open-end state municipal funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability

35

Annual Investment Management Agreement Approval Process (continued)

information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

36

Notes

37

Notes

38

Notes

39

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

40

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

41

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MSA-MA-0808D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this registrant.

Item 6. Schedule of Investments

See Portfolio of Investments in Item 1

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By	(Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date November 7, 2008

By	(Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date November 7, 2008

*	Print the name and title of each signing officer under his or her signature.